Exhibit 10.3

LEASE AGREEMENT

between

MPLX-LANDOVER CO LLC

and

2TOR, INC.

i

LEASE AGREEMENT

between

MPLX-LANDOVER CO LLC

and

2TOR, INC.

42.	ENTIRE AGREEMENT	21
43.	LEGAL PROCEEDINGS	21
44.	LAWS AND REGULATIONS	21
45.	AMERICANS WITH DISABILITIES ACT (“ADA”)	21
46.	ENVIRONMENTAL PROTECTIONS	22
47.	PARKING	23
48.	AUTHORITY	23
49.	SIGNAGE	24
50.	CLIENT ACCESS AND SECURITY	24
51.	EXHIBITS	24

LEASE AGREEMENT

between

MPLX-LANDOVER CO LLC

and

2TOR, INC.

DATA SHEET

This Data Sheet is an integral part of this Lease and all of the terms hereof are incorporated into this Lease in all respects. In addition to the other provisions which are elsewhere in this Lease, the following, whenever used in this Lease, shall have the meanings set forth in this Data Sheet.

(a)	Premises	Suite No. 110 in the Building, generally outlined on the floor plan attached hereto as Exhibit A (Section 1 (h)).

(b)	Area of Premises	Approximately 1,349 rentable square feet on the first (1st) floor of the Building (Exhibit A and Section 1(h)).

(c)	Building	Metro-Plex II, located at 8201 Corporate Drive, Landover, Maryland 20785 (Section 1(b)).

(d)	Basic Rental	Payable in equal monthly installments of $2,650.00, subject to adjustment as herein provided (Sections 1(a) and 3).

(e)	Annual Basic Rental	$31,800.00 (Section 3).

(f)	Annual Basic Rental Escalation	Five percent (5%) of the escalated Basic Rental then in effect (Section 4).

(g)	Lease Term	Two (2) years, commencing on the Commencement Date (Sections 1(f) and 2).

(h)	Commencement Date	See Section 1(c).

(i)	Building Operation Hours	Monday through Friday, 8:00 a.m. to 6:00 p.m. and Saturday, 9:00 a.m. to 1:00 p.m. (except legal holidays).

(j)	Permitted Use purpose	Any general business office purposes and for no other (Sections 1(g) and 9).

(k)	Client’s Proportionate Share of Parking Spaces	Five (5) parking spaces, based on a ratio of 3.6 parking spaces per 1,000 rentable square feet leased in the Building. (Section 47).

	Brokers Involved	Cushman & Wakefield of Maryland, Inc. and CB Richard Ellis, Inc.

LEASE AGREEMENT

between

MPLX-LANDOVER CO LLC

and

2TOR, INC.

(l) Security Deposit	See Sections 1(j) and 5.

(m) Notices	If to Landlord:

c/o Meritage Properties
2 Overhill Road, Suite 425
Scarsdale, NY 10583

If to Client:

At the Premises

(n) Landlord’s Address
For Payments	MPLX-Landover Co LLC
c/o Bank of America
P.O. Box 840250
Dallas, TX 75284-0250

LEASE AGREEMENT

THIS LEASE AGREEMENT is entered into as of the 20 day of June, 2008, between MPLX-LANDOVER CO LLC (hereinafter called “Landlord”), and 2TOR, INC., a Delaware corporation (hereinafter called “Client”), whose address for purposes hereof is in care of the Premises.

1.                                 DEFINITIONS.

(a) “Basic Rental”: Payable in equal monthly installments of $2,650.00, subject to adjustment as herein provided.

(b) “Building”: The office building which has been constructed on land located at 8201 Corporate Drive, Landover, Maryland 20785, and known as Metro-Plex II.

(c) “Commencement Date”: June 15, 2008

(d) “Event of Default”: As defined in Section 20 of this Lease.

(e) “Land”: The entire tract of land on which the Building is located.

(f) “Lease Term”: The period commencing on the Commencement Date and continuing for two (2) years thereafter; provided, however, if the term of this Lease commences on a date other than the first day of a calendar month, the Lease Term shall consist of, in addition to the number of years provided above, the remainder of the calendar month during which this Lease is deemed to have commenced.

(g) “Permitted Use”: General business office purposes and for no other purpose, subject to the provisions of Section 9; provided, however, that in no event may Client use the Premises for a Prohibited Use, as more fully outlined on Exhibit F.

(h) “Premises”: Suite No. 110 in the Building, generally outlined on the floor plan attached hereto as Exhibit A and consisting of approximately 1,349 rentable square feet.

(i) “Rules and Regulations”: The Landlord’s rules and regulations sent to Client in writing from time to time, as amended or substituted for from time to time, the current form of which is attached hereto as Exhibit C.

(j) “Security Deposit”: $2,650.00.

(k) “Landlord’s Address for Payments”: All rent and other payments required to be made by Client to Landlord hereunder shall be payable to Landlord, and sent to the following address:

MPLX-Landover Co LLC

c/o Bank of America

P.O. Box 840250

Dallas, TX 75284-0250

2.                                 LEASE TERM.

(a) Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Client and upon the terms hereinafter stated, does hereby lease,

demise and let unto Client the Premises, as defined herein and generally outlined on the floor plan attached hereto as Exhibit A, commencing on the Commencement Date and ending, without the necessity of notice from either party to the other, on the last day of the Lease Term, unless sooner terminated as herein provided.

(b) If the Landlord shall be unable to tender possession of the Premises on the anticipated Commencement Date, the Landlord shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable by Client, but in such event, unless the delay results (i) from failure of Client to provide plans or otherwise perform in accordance with the requirements of the Lease or (ii) from any delay in Landlord’s ability to tender possession of the Premises caused by Client, no rental shall be payable by Client prior to actual tender to Client of possession of the Premises.

(c) By occupying the Premises, Client shall be deemed to have accepted the same as suitable for the purpose herein intended. Within three (3) business days of delivery of the Premises to Client by Landlord, Client agrees to execute and return to Landlord a letter prepared by Landlord confirming the Commencement Date, a copy of which is attached hereto as Exhibit B, certifying that Client has accepted delivery of the Premises and that the condition of the Premises complies with Landlord’s obligations hereunder.

3.                                      BASIC RENTAL.

(a) Client promises and agrees to pay Landlord the Basic Rental (subject to adjustment as hereinafter provided) without demand, notice, deduction, counterclaim, abatement or set-off, for each month of the entire Lease Term. The first monthly installment shall be due and payable upon execution of this Lease. The Basic Rental for each subsequent month shall be paid in advance beginning on the first day of the calendar month following the expiration of the first calendar month of the Lease Term and continuing thereafter on or before the first day of each succeeding calendar month during the term hereof; provided, however, that Basic Rental for the second calendar month shall be prorated based on one-three hundred sixtieth (1/360th) of the current annual Basic Rental for each day of the first partial month, if any, this Lease is in effect and shall be due and payable as aforesaid. Notwithstanding anything to the contrary contained herein, if Client fails to timely pay any two (2) installments of rent within a six-month period, Landlord at its sole option may 1) require Client to make all future payments on or before the due date in cash or by cashier’s check or money order, and the delivery of Client’s personal or corporate check shall no longer constitute payment thereof, or 2) Landlord may require that Client deposit an additional Security Deposit equal to 3 months rent, from which Landlord, at his or her sole discretion, may satisfy any future payments to be made by Client, and Client shall be required to maintain such additional Security Deposit levels throughout the remaining Lease Term as described in Section 5 herein, in which event Client shall have 5 days to deposit such additional Security Deposit as required above.

(b) In the event that any installment of the Basic Rental, or any other sums which become owing by Client to Landlord under the provisions hereof are not received on or before the first (1st) day of the month in which such installment is due, or any other sum hereunder within ten (10) days after accrual or billing therefor, there shall be added to such unpaid amount a late charge of the greater of $250.00 or eight percent (8%) of the installment or amount due in order to compensate Landlord for the extra administrative expense thereby incurred. After twenty (20) days have elapsed from the date of accrual or billing, the total amount due shall bear interest at 18% per annum or the maximum rate allowable by law.

(c) All payments due hereunder, including payment of the security deposit, shall be made payable to “MPLX-Landover Co LLC.”

4.           BASIC RENTAL ESCALATION.

The Basic Rental shall be increased annually, effective on the anniversary of the Commencement Date during the term hereof, by an amount equal to five percent (5%) of the escalated Basic Rental then in effect, payable as follows:

Year	Monthly Basic Rental	Annual Basic Rental
1	$2,650.00	$31,800.00
2	$2,782.50	$33,390.00

5.                           SECURITY DEPOSIT.

The Security Deposit, which shall be paid upon execution of this Lease, shall be held by Landlord without liability for interest and not in trust or in a separate account, as security for the performance by Client of Client’s covenants and obligations under this Lease. The Security Deposit shall not be considered an advance payment of rental or a measure of Landlord’s damages in case of default by Client. Upon the occurrence of any Event of Default by Client, Landlord may, from time to time in its sole discretion, without prejudice to any other remedy, use and apply the Security Deposit to the extent necessary to make good any arrearages of rent and any other damage, injury, expense or liability suffered by Landlord by such Event of Default. Following any such application of the Security Deposit, Client shall pay to Landlord on demand as Additional Rent the amount so applied in order to restore the Security Deposit to its original amount. If Client is not then in default hereunder, any remaining balance of the Security Deposit shall be returned by Landlord to Client within a reasonable period of time after the termination of this Lease and (i) Client shall have surrendered the entire Premises to Landlord, (ii) Landlord shall have inspected the Premises after such vacation, and (iii) Client shall have complied with all of the terms, conditions and covenants in the Lease including payment of Basic Rental, Additional Rent, and accrued but unpaid late charges. If Landlord transfers its interest in the Premises during the Lease Term, Landlord shall assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

6.                           LANDLORD’S OBLIGATIONS.

(a) Subject to the limitations hereinafter set forth, Landlord agrees, while Client is occupying the Premises and is not in breach of, or default under, this Lease, to furnish to Client: (i) facilities to provide water at those points of supply both within the Premises and those provided for general use of Clients of the Building; (ii) facilities to provide a supply of electrical current reasonably necessary for general business office use and occupancy of the Premises and electric lighting and a supply of electrical current to the common areas of the Building; (iii) heating and refrigerated air conditioning in season; and (iv) elevator and janitorial service to the Premises, all such services to be provided in scope, quality and frequency to those services being customarily provided by landlords in comparable office buildings in the surrounding area. Heating, ventilation and air conditioning requirements and standards under this Lease shall be subject, however, to such regulations as the Department of Energy or other local, state or federal governmental agency, Board or commission shall adopt from time to time. In addition, Landlord agrees to maintain the public and common areas of the Building, such as lobbies, stairs, corridors and restrooms, in reasonably good order and condition; provided, however, that Client shall reimburse Landlord, upon demand, for all repairs and additional maintenance resulting from damages to such public or common areas caused by Client, or its employees, agents or invitees. Landlord reserves the right, exercisable without notice and without liability to Client for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Client’s use or possession of the Premises, or giving rise to any claim by Client for setoff or abatement of rent, to decorate and to make repairs, alterations, additions, modifications, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend Building services and facilities.

(b) If Landlord, to any extent, fails to make available any of the services to be provided by Landlord expressly set forth above or if any slowdown, stoppage or interruption of, or any change in the quantity, character or availability of, the services to be provided by Landlord expressly set forth above occurs, such failure or occurrence shall not render Landlord liable in any respect for damages to either person, property or business, nor be construed as an eviction of Client or work an abatement of rent, nor relieve Client from fulfillment of any covenant or agreement hereof; provided, however, that if (i) any of the foregoing services for which Landlord is solely responsible are not furnished to the Premises for five (5) or more consecutive business days, and (ii) the Premises are rendered untenantable due to the Landlord’s failure to deliver such services, then commencing with the sixth (6th) business day of such interruption, the Basic Rental shall be abated until the Premises are again tenantable. Such abatement shall be Client’s sole and exclusive remedy due to any such interruption.

(c)               Should Client require any additional work or service, including but not limited to heating, ventilation and air conditioning (“HVAC”) furnished outside Landlord’s normal operating hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, excluding holidays, or Requested Saturday Mornings (defined below), Landlord may, upon reasonable advance notice by Client, furnish such additional services at the Building standard hourly rate as may be charged from time to time. Notwithstanding the foregoing, in the event that Client desires HVAC service on a Requested Saturday Morning (excluding holidays) between the hours of 9:00 a.m. and 1:00 p.m., and provided that Client delivers a written request (which may be by facsimile) to Landlord prior to 3:00 p.m. on the Business Day preceding the Requested Saturday Morning on which such HVAC service is requested, Landlord shall provide HVAC service to the Premises at no additional charge to Client during the requested period between 9:00 a.m. to 1:00 p.m. on such Saturday Morning (a “Requested Saturday Morning”).

(d)              Landlord may, at any time in its sole discretion, require separate metering or submetering for gas, electric power or for any other utility service required by Client if such service is deemed by Landlord to be in excess of Building standard usage, in which case the cost of installing such metering shall be at Client’s sole cost and expense, due and payable upon demand by Landlord, and in which event Client shall pay for all such utility service in excess of its normal and customary usage, as metered.

7.              IMPROVEMENT OF THE PREMISES.

Client agrees to accept the Premises in its ‘as is’ condition as of the date Client occupies the Premises; provided, however, that (a) Landlord shall deliver the Premises to Client in accordance with the ‘as-built’ floor plan attached hereto as Exhibit A; and (b) the Premises shall be delivered to Client in good working order and repair.

8.              OPERATING EXPENSES.

Except as provided in Section 6 above, Client shall not be obligated to Landlord for the payment of Operating Expenses or Real Estate Taxes during the Lease Term.

9.              USE.

Client shall use the Premises only for the Permitted Use. Client will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful, in part or in whole, disreputable in any manner, or extra hazardous, nor will Client permit anything to be done which shall in any way cause substantial noise, vibrations, fumes, or increase the cost of insurance on the Building or contents or cause any cancellation of any insurance policy covering the Building or any portion of its contents. In the event that there shall be any increase in the cost of insurance on the Building or contents created by Client’s acts, omissions or conduct of business, Client hereby agrees to pay to Landlord the amount of such increase on demand. Client will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with or disturb the possession of other Clients or Landlord in the management of the Building. Client shall not: place a load upon the Premises, the Building or any Building system (or any portion thereof) in a manner which is unsafe; paint, install lighting or decorations, without Landlord’s prior written consent; or install any signs, window or door lettering or advertising media of any type on or about the Premises or any part thereof.

10.       CLIENT’S REPAIRS AND ALTERATIONS.

(a) Client shall not in any manner deface or injure or make unapproved modifications of the Premises or the Building and will pay the cost of repairing any damage or injury done to the Premises or the Building or any part thereof by Client or Client’s agents, employees or invitees. Client shall throughout the Lease Term take good care of the Premises and keep them free from waste and nuisance of any kind. Client agrees, at Client’s sole cost and expense, to keep the Premises, including, without limitation, all fixtures installed by Client, in good condition and make all necessary non-structural repairs and replacements except those caused by fire, casualty or acts of God. Such repairs and replacements shall be in quality equal to the original work and installation.

(b) Notwithstanding anything in the Lease to the contrary, Client will not make or allow to be made any alterations or physical additions in or to the Premises, including changes in locks on doors, plumbing, lighting, wiring or partitions, without the prior written consent of Landlord. All maintenance, repairs, alterations, additions or improvements shall be conducted only by contractors or subcontractors approved in advance in writing by Landlord, it being understood that Client shall procure and maintain, and shall cause such contractors and subcontractors engaged by or on behalf of Client to procure and maintain, insurance coverage against such risks, in such amounts and with such companies as Landlord may require in connection with any such maintenance, repair, alteration, addition or improvement. A copy of insurance certificates evidencing such coverage, and naming Landlord, Meritage Properties, and Lincoln Property Company, as additional insureds, shall be delivered to Landlord prior to the commencement of any work in the Premises or the Building. All work performed by Client within the Premises shall conform to Landlord’s requirements as outlined on Exhibit E, a copy of which is attached hereto. Client shall promptly pay all contractors for work performed in the Premises. Where Landlord must make repairs due to any acts or omissions by Client, Landlord shall have the right, but not the obligation, to perform the work and charge Client for the cost of such work, plus 15% administrative costs.

(c) At the end or other termination of this Lease, Client shall deliver up the Premises with all improvements located therein, broom clean, and in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Premises. If Client shall have vacated the Premises, Landlord may at Landlord’s option re-enter the Premises at any time during the last nine (9) months of the then current term of this Lease and make any and all such changes, alterations, revisions, additions and Client and other improvements in or about the Premises as Landlord shall elect, all without any abatement of any of the rent otherwise to be paid by Client under this Lease. All alterations, additions or improvements made in or upon the Premises by Landlord or Client shall be Landlord’s property upon termination of this Lease and shall remain on the Premises without compensation to Client; provided, however, that if Landlord so elects on or prior to the termination or upon earlier vacation of the Premises, Client shall remove all alterations, additions, improvements and partitions erected by Landlord or Client and shall restore the Premises to its original condition by the date of termination of this Lease or upon earlier vacating of the Premises, except as provided herein. Landlord hereby elects to have any and all computer and/or telephone cables installed by Client or which may in the future be installed by Client, removed upon the termination of the Lease or upon Client’s earlier vacating of the Premises. If Client fails to restore the Premises upon Landlord’s request, Landlord shall have the right to perform such restoration and Client shall be liable for all costs and expenses incurred by Landlord therefor.

11.                          ASSIGNMENT AND SUBLETTING.

(a) Neither Client nor Client’s representatives, successors and assigns nor any subtenant or assignee will assign, transfer, mortgage or otherwise encumber this Lease or sublet or rent (or permit the occupancy or use of) the Premises, or any part thereof, without obtaining the prior written consent of Landlord, which consent will not be unreasonably withheld as provided in subsection (b) below, nor shall any assignment or transfer of this Lease or the right of occupancy hereunder be effectuated by operation of law or otherwise without the prior written consent of Landlord. At the time Client requests Landlord’s consent, it shall provide all documents relating to the assignment or sublease. At the time Client requests Landlord’s consent, it shall provide all documents relating to the assignment or sublease, together with a fee of $1,000.00 for the cost incurred by Landlord for its initial review.

(b)                 Subject to the provisions of Section 11(c) hereof, Landlord shall not unreasonably withhold its consent hereunder to any assignment or sublease by Client, provided that (x) in the event of a sublease Client shall satisfy each of the following conditions prior to any such sublease becoming effective; and (y) in the event of an assignment, Client shall satisfy the conditions of subsections (i), (ii), (iii), (iv), (v) and (vi) prior to any such assignment becoming effective:

(i)                     Client must first notify Landlord, in writing, of any proposed assignment or sublease, at least thirty (30) days prior to the effective date of such proposed assignment or sublease. The notice to Landlord must include a copy of the assignment or sublease and a copy of the proposed assignee’s or subtenant’s financial statement for its most recent fiscal year, prepared in accordance with generally accepted accounting principles and certified by a public accountant or an executive officer of the proposed assignee or subtenant.

(ii)                  The assignee or subtenant must have a credit history satisfactory to Landlord (in Landlord’s reasonable judgment).

(iii)               Landlord shall not have been involved in litigation with the proposed assignee or subtenant.

(iv)              The assignee or subtenant may not propose to change the use of the premises to a purpose other than as stated in Section 9 hereof, may not conduct its business in a manner which, in Landlord’s reasonable judgment, is not appropriate for comparable office buildings in the metropolitan Washington, D.C. area, and may not impose a greater burden than Client on the Building’s facilities, parking areas, common areas, or utilities.

(v)                 The assignee or subtenant may not be a Client, subtenant, or other occupant of any part of the Building, unless Landlord is unable to offer such occupant comparable space elsewhere in the Building.

(vi)              The Client may not be in default under this Lease, or have committed two events of default hereunder during the previous twelve (12) months, whether cured or not.

(vii)           The sublease shall contain the following clause:

“Underlying Lease Agreement. This Sublease and Subtenant’s rights under this Sublease shall at all times be subject and subordinate to the underlying Lease identified in Paragraph         hereof, and Subtenant shall perform all obligations of Client under said Lease, with respect to the Sublease Premises. Subtenant acknowledges that any termination of the underlying Lease shall extinguish this Sublease. Landlord’s consent to this Sublease shall not make Landlord a party to this Sublease, shall not create any privity of contract between Landlord and Subtenant or other contractual liability or duty on the part of the Landlord to the Subtenant, shall not constitute its consent or waiver of consent to any subsequent sublease or sub-sublease, and shall not in any manner increase, decrease or otherwise affect the rights and obligations of Landlord and Client under the underlying Lease, in respect of the Sublease Premises. Subtenant shall have no right to assign this Sublease or further sublet the Premises without the prior written consent of Landlord. Any term of this Sublease that in any way conflicts with or alters the provisions of the underlying Lease shall be of no effect as to Landlord and Landlord shall not assume any obligations as landlord under the Sublease and Client shall not acquire any rights under the Sublease directly assertable against Landlord under the underlying Lease. Client hereby collaterally assigns to Landlord this Sublease and any and all payments due to Client from Subtenant as additional security for Client’s performance of all of its covenants and obligations under the underlying Lease, and authorizes Landlord to collect the same directly from Subtenant and otherwise administer the provisions of this Sublease, at the option of Landlord. Subtenant hereby consents to such collateral assignment of this Sublease to Landlord and agrees to observe its obligations created hereby.”

(c) Landlord shall have the right, within thirty (30) days after receipt of the notice from Client, required under Section 11(b)(i) above, to elect: (i) if Client proposes to assign the Lease or sublease all or substantially all of the Premises, to terminate this Lease in its entirety, in which event the Lease shall terminate upon the effective date of the proposed assignment or sublease, and Client shall vacate the Premises as of such effective date in accordance with the applicable provisions of this Lease; (ii) if Client intends to sublet a portion of the Premises, to terminate this Lease only with respect to such portion of the Premises, in which case Client shall vacate such portion as provided in subsection (i) above; or (iii) to require Client to pay Landlord, within ten (10) days of receipt, one-half (1/2) of the amount of rent payable under such assignment or sublease in excess of the amount of rent payable by Client hereunder with respect to the Premises or, in the event of a sublease, that portion of the Premises sublet, offset by any direct expenses incurred by Client actually incurred in assigning the Lease or subleasing such portion of the Premises (amortized in equal monthly payments over the remaining term of the Lease, if assigned, or, if applicable, over the initial term of such sublease). Upon exercise by Landlord of either of the options set forth in subsection (i) or (ii) above, Client shall surrender the Premises or such portion of the Premises, as the case may be, to Landlord, and thereafter the rent to be paid by Client pursuant to Section 3 above shall be that portion of the total rent which the amount of square foot area remaining in the possession of Client bears to the total square foot area of the Premises. In the event that Landlord does not exercise its right to terminate this Lease, or any applicable portion thereof, within said thirty (30) day period, Client shall have the right, subject to the provisions of subsection (iii) above, to assign the Lease or sublet the Premises or a portion thereof after first obtaining the written consent of Landlord as provided in Section 11(a) above. Upon exercise by Landlord of the option set forth in subsection (iii) above, Client covenants and agrees to provide Landlord with semi-annual statements, prepared and verified by a certified public accountant or executive officer of Client, stating the amount of rent or other consideration received by Client from its assignee or subtenant(s) during such semi-annual period. If such statement shows Client failed to make the full payment to Landlord required by subsection (iii) above, a late charge equal to ten percent (10%) of the amount due shall be paid by Client to Landlord as Additional Rent, and shall be due and payable by the assignee or Client with the monthly installment of rent next becoming due.

(d) The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Client from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rent from any such assignee, subtenant or occupant constitute a waiver or release of Client of any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Client from obtaining the consent in writing of Landlord to any further assignment or subletting. Client hereby assigns to Landlord the rent due from any subtenant of Client and hereby authorizes each such subtenant to pay said rent directly to Landlord, at Landlord’s option, in the event of any default by Client under the terms of this Lease.

12.                          INDEMNITY.

(a) Landlord shall not be liable for, and Client shall indemnify and save harmless Landlord, ground lessor, if any, and Landlord’s managing agent, if any, from and against and from all fines, damages, suits, claims, demands, losses and actions (including reasonable attorneys’ fees) for any injury to person (including death) or damage to or loss of property on or about the Premises caused by Client, its employees, contractors, subtenants, invitees or by any other person entering the Premises or the Building under the express or implied invitation of Client, or arising out of Client’s use of the Premises. Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct of third parties, injunction, riot, strike, insurrection, war, court order, requisition or other governmental body or authority, by other Clients of the Building or any other matter beyond the reasonable control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatever except Landlord’s gross negligence or willful misconduct. Notwithstanding anything to the contrary contained in this Lease, Landlord shall not be liable to Client or any other person or entity for loss of any personal property, irrespective of how or by whom caused.

(b) Landlord hereby agrees to make no claim against Client, and will indemnify and save Client, its agents, employees and invitees harmless from any claim which shall be made against Client by any agent, employee, licensee or invitee of Landlord or by others claiming the right to be on or about the common areas for any injury, loss or damage to person or property occurring upon the common areas, unless due to Client’s negligence or willful misconduct.

13.                       SUBORDINATION.

This Lease and all rights of Client hereunder shall be and are subject and subordinate at all times to any deeds of trust, mortgages, installment sale agreements and other instruments or encumbrances, as well as to any ground leases or primary leases, that now or hereafter cover all or any part of the Building, the Land or an interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deeds of trust, mortgages, installment sale agreements, instruments, encumbrances or leases, as well as any substitutions therefor, all automatically and without the necessity of any further action on the part of Client to effectuate such subordination. Client shall, however, within five (5) business days execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the reasonable judgment of Landlord may be necessary or proper to confirm or evidence such subordination. If Client does not respond within such five (5) business days, Client hereby appoints Landlord as its Attorney-in-Fact to execute any and all such documents on behalf of Client. Notwithstanding the foregoing, if any mortgagee, trust beneficiary or ground lessor shall elect to have this Lease treated as if it became effective and Client had taken possession prior to the lien of its mortgage or deed of trust or prior to its ground lease, and shall give notice thereof to Client, this Lease shall be deemed to have become effective and Client’s right to possession shall be considered prior to such mortgage, deed of trust, or prior to its ground lease whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. In the event any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Client shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; in the event any ground lease to which this Lease is subordinate is terminated, Client shall attorn to the ground lessor. Client shall upon demand at any time execute, acknowledge and deliver to Landlord’s mortgagee (including the beneficiary under any deed of trust) or other holder any and all instruments and certificates that in the judgment of Landlord’s mortgagee may be necessary or proper to confirm or evidence such attornment. Notwithstanding anything to the contrary contained in this Section or the Lease, no mortgagee of the Building or Land shall be liable to Client: (i) for the return of or responsibility for the Security Deposit, unless and until such Security Deposit is actually received by said mortgagee, (ii) for any act or omission of any prior landlord (including Landlord); (iii) for any offsets, defenses or counterclaims which Client might have against any prior landlord (including Landlord); (iv) for any rent, Additional Rent or advance rent which Client might have paid for more than the current month to any prior landlord (including Landlord); (v) with respect to the provisions of any amendment or modification of the Lease made without its consent and without written approval; or (vi) required to restore the Building, complete any improvements or otherwise perform the obligations of Landlord under the Lease in the event of a foreclosure of the Deed of Trust or acceptance by such mortgagee of a deed in lieu of foreclosure, in either instances prior to full restoration of the Building or completion of any improvements.

14.                       RULES AND REGULATIONS.

Client and Client’s agents, contractors, employees and invitees will comply fully with all requirements of the Rules and Regulations of the Building, a copy of which is attached hereto as Exhibit C. Landlord shall at all times have the right to change such rules and regulations to promulgate other Rules and Regulations in such manner as Landlord may deem advisable, in its reasonable discretion, for safety, care or cleanliness of the Building and related facilities or the

Premises, and for preservation of good order therein, all of which Rules and Regulations, changes and amendments will be forwarded to Client in writing and shall be carried out and observed by Client, provided that any such changes or new Rules and Regulations do not materially interfere with Client’s use of the Premises in accordance with this Lease, or otherwise materially impair Client’s rights hereunder. Client shall be responsible for compliance therewith by the agents, contractors, employees and invitees of Client.

15.                       INSPECTION.

Landlord or its officers, agents and representatives, and any ground lessor or mortgagee thereof, shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours upon reasonable advance notice (or, in any emergency or for the purpose of performing routine maintenance, at any hour and without advance notice) to (a) inspect the Premises at any time, (b) clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein), or (c) show the Premises to prospective Clients, purchasers or lenders; and Client shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

16.                       CONDEMNATION.

If the whole or, as determined by Landlord in its sole discretion, any substantial part of the Land or the Building should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are being used, as determined by Landlord, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Land or the Building shall occur. If part of the Land or Building shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, and this Lease is not terminated as provided in the sentence above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as is fair and reasonable under all of the circumstances. In the event of any such taking, Landlord and Client shall each be entitled to all remedies provided by law; provided, however, that any award paid to Client shall not detract from any award which Landlord is entitled to receive.

17.                       FIRE OR OTHER CASUALTY.

In the event of damage to or destruction of the Premises or the Building, or the entrances and other common facilities necessary to provide normal access to the Premises, caused by fire or other casualty, Client shall provide immediate notice thereof to Landlord, and Landlord shall make repairs and restorations as hereafter expressly provided, unless this Lease shall be terminated by Landlord or unless any mortgagee which is entitled to receive casualty insurance proceeds fails to make available to Landlord a sufficient amount of such proceeds to cover the cost of such repairs and restoration.

If (i) the damage is of such nature or extent, in the judgment of Landlord’s architect, that more than two hundred ten (210) consecutive days, after commencement of the work, would be required (with normal work crews and hours) to repair and restore the part of the Premises or Building which has been damaged, or (ii) a substantial portion of the Premises or the Building is so damaged that, in Landlord’s sole judgment, it is uneconomic to restore or repair the Premises or the Building, as the case may be, Landlord shall so advise Client promptly; and Landlord or Client, for a period of ten (10) days thereafter, shall have the right to terminate this Lease by written notice to the other, as of the date specified in such notice, which termination date shall be no later than thirty (30) days after the date of such notice. In the event of such fire or other casualty, if this Lease is not terminated pursuant to the terms of this Section 17, and if (i) sufficient casualty insurance proceeds are available for use for such restoration or repair, and (ii) this Lease is then in full force and effect, Landlord shall proceed promptly and diligently to restore the Premises to its substantially similar condition prior to the occurrence of the damage, provided that Landlord shall not be obligated to repair or restore any alterations, additions or fixtures which Client or any other Client may have installed unless Client, in a manner satisfactory to Landlord, assures payment in full of all costs which may be incurred by Landlord in connection therewith. Client shall, at its sole expense, insure the value of all leasehold improvements, fixtures, equipment or other property located in the Premises, for the purpose of providing funds to Landlord to repair and restore the Premises to its substantially similar condition prior to occurrence of the damage. If Client does not assure or agree to assure payment of the cost or restoration or repair of any such alteration, fixtures or additions as aforesaid, Landlord shall have the right to determine the manner in which the Premises shall be restored so as to be substantially the same as the Premises existed prior to the damage occurring, as if such alterations, additions or fixtures had not been made or installed. The validity and effect of this Lease shall not be impaired in any way by, and Landlord shall have no liability as a result of, the failure of Landlord to complete repairs and restoration of the Premises or of the Building within two hundred ten (210) consecutive days after commencement of work, even if Landlord had in good faith notified Client that it estimated that the repair and restoration would be completed within such period, provided that Landlord proceeds diligently with such repair and restoration.

In the case of damage to the Premises not caused by the negligence or willful misconduct of the Client or any of its agents, employees or invitees, and which is of a nature or extent that Client’s continued occupancy is substantially impaired, the rent otherwise payable by Client hereunder shall be equitably abated or adjusted for the duration of such impairment as determined by Landlord. In no event, however, shall any damages be payable by Landlord to Client in respect of business interruption resulting from any fire or other casualty on the Premises or Building. Client shall be responsible to insure and/or repair all of Client’s personal property located in the Premises.

18.                       HOLDING OVER.

Client shall, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Client holds over after the expiration or termination of this Lease, all of the other terms and provisions of this Lease shall be applicable during such period, except that Client shall pay Landlord from time to time upon demand, as partial damages for the period of any holdover, an amount equal to two hundred percent (200%) of the fair market rental value of the Premises, but in no event less than the Basic Rental in effect on the termination date on a monthly basis, and shall not be pro-rated for any partial month of the holdover period. No holding over by Client shall operate to extend this Lease except as otherwise expressly provided in this Lease. The foregoing notwithstanding, Landlord, in addition to accepting the daily damages during the period of such holding over, shall be entitled to pursue all remedies at law or equity, including, without limitation, rights to ejectment and damages.

19.                       TAXES.

Client shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Client in the Premises, and if any such taxes for which Client is liable are in any way levied or assessed against Landlord, Client shall pay the Landlord upon demand that part of such taxes for which Client is primarily liable hereunder.

20.                       EVENTS OF DEFAULT.

The occurrence of any of the following events shall be deemed to be an event of default (“Event of Default”) by Client under this Lease:

(a) Client shall fail to pay when due any Basic Rental or Additional Rent or other sums payable by Client hereunder; provided that, on up to one (1) occasion in any twelve (12) month period, there shall exist no Event of Default unless Landlord gives Client written notice of such failure and Client fails to make such payment within five (5) days following the giving of such notice.

(b) Client shall fail to strictly comply with or observe Sections 13, 29 and 46 of this Lease.

(c) Client shall fail to comply with or observe any other provision of this Lease, and same is not cured within ten (10) days after Landlord’s written notice thereof; provided, however, that in the event such failure cannot be cured within ten (10) days, and Client has commenced making diligent efforts to cure such default within such ten (10) days, Client shall have an additional ten (10) days to complete such cure; provided, further, that no such notice shall be required if Client was previously given notice for the same or similar default within the past three hundred sixty-five (365) days.

(d) Client abandons or vacates the Premises, or removes or attempts to remove Client’s goods or property therefrom other than in the ordinary course of business or does not operate or hold the Premises open for business for more than 10 consecutive days or for more than 30 non-consecutive days during any three-month period, without regard to whether Client has paid to Landlord in full all rent and charges that may have become due.

(e) Client or Guarantor (if applicable) shall apply for or consent to the appointment of a receiver, trustee or liquidator of itself or himself or any of its or his property, admit in writing its or his inability to pay its or his debts as they mature, make a general assignment for the benefit of creditors, be adjudicated a bankrupt, insolvent or file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it or him in any proceeding under any such law, or if action shall be taken by Client for the purposes of effecting any of the foregoing.

(f) Any court of competent jurisdiction shall enter an order, judgment or decree approving a petition seeking reorganization of Client or all or a substantial part of the assets of Client, or appointing a receiver, sequestrator, trustee or liquidator of Client or any of its or his property, and such order, judgment or decree shall continue unstayed and in effect for any period of at least thirty (30) days.

21.                       REMEDIES.

Upon the occurrence of any Event of Default specified in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

(a)                           Distrain, collect or bring an action for such rent as may be in arrears, and request entry of judgment therefor as provided for in case of rent in arrears, or file a proof of claim in any bankruptcy or insolvency proceeding for such rent, or institute any other proceedings, whether similar or dissimilar to the foregoing, to enforce payment thereof.

(b)                           Declare due and payable and sue for and recover, all unpaid rent for the unexpired period of the Lease Term (and also all Additional Rent as the amounts thereof can be determined or reasonably estimated) as if by the terms of this Lease the same were payable in advance, together with all legal fees and other expenses incurred by Landlord in connection with the enforcement of any of Landlord’s rights and remedies hereunder.

(c)                            Terminate this Lease, in which event Client shall immediately surrender the Premises in the condition required by this Lease to the Landlord; and if Client fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Client and any other person who may be occupying the Premises or any part thereof, without being liable for trespass or any claim for damages therefor, and Client agrees to pay to Landlord as Additional Rent on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, including the loss of rental for the remainder of the Lease Term.

(d)                           Without termination of the Lease, enter upon and take possession of the Premises and expel or remove Client and any other person who may be occupying the Premises or any part thereof, without being liable for trespass or any claim or damages therefor; and if Landlord so elects, relet the Premises on behalf of the Client on such terms as Landlord shall deem advisable and receive the rent therefor, and Client agrees to pay to Landlord on demand as Additional Rent all costs associated therewith, including brokerage fees, advertising, legal fees, costs of Client improvements and cost to restore premises to re-rentable condition any deficiency that may arise by reason of such reletting for the remainder of the Lease Term.

(e)                            Without termination of the Lease, enter upon the Premises, by force if necessary, without being liable for trespass or any claim for damages therefor, and do whatever Client is obligated to do under the terms of this Lease; and Client agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Client’s obligations under this Lease, and Client further agrees that Landlord shall not be liable for any damages resulting to the Client from such action.

(f)                             If Client fails to perform any covenant or observe any condition to be performed or observed by Client hereunder or acts in violation of any covenant or condition hereof, Landlord may, but shall not be required to on behalf of Client, perform such covenant and/or take such steps, including entering upon the Premises, as may be necessary or appropriate, and all costs and expenses incurred by Landlord in so doing, including reasonable legal fees, shall be paid as Additional Rent by Client to Landlord upon demand, plus interest at the overdue interest rate set forth herein from the date of expenditure(s) by Landlord, as Additional Rent. Landlord’s proceeding under the rights reserved to Landlord under this Section shall not in any way prejudice or waive any rights Landlord might otherwise have against Client by reason of Client’s default.

(g)                            Exercise any other rights and remedies available to Landlord at law or in equity. No reentry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Client. Neither pursuit of any of the foregoing remedies provided nor any other remedies provided herein or by law shall constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord’s acceptance of rent (including any partial payment of Basic Rental or Additional Rent) following an Event of Default hereunder shall not be construed as Landlord’s waiver of such Event of Default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or Event of Default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this Lease for any default, Client shall not be relieved of its liabilities and obligations hereunder and, in addition to any other remedy Landlord may have, Landlord may recover from Client all damages Landlord may incur by reason of such default, including the cost of recovering the Premises and the loss of rental for the remainder of the Lease Term. Client’s obligations and liabilities under this Lease shall also survive repossession and reletting of the Premises by Landlord pursuant to the foregoing provisions of this Section 21.

(h)                           All rights and remedies of Landlord and Client herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law.

(i)                               In addition to any other rights and remedies provided in this Lease, and with or without terminating this Lease, Landlord may with force of law, re-enter, terminate Client’s right of possession and take possession of the Premises, the provision of this Section 21 operating as a notice to quit, any other notice to quit or of Landlord’s intention to re-enter the Premises being hereby expressly waived.

(j)                              In addition to the foregoing, Landlord may require Client to deliver, within three (3) days of notice, an additional Security Deposit in an amount equal to three (3) additional monthly installments of Basic Rental due as of the date of the default.

(k)                           Upon Landlord’s receipt of Client’s check which is not paid by Client’s bank, Client shall thereafter pay all amounts due under this Lease either by a certified or cashier’s check.

22.                       SURRENDER OF PREMISES.

No act done and no failure to act by Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and signed by Landlord.

23.                       ATTORNEYS’ FEES.

In case it should be necessary or proper for Landlord to bring any action under this Lease or to consult with an attorney concerning a default of Client hereunder, irrespective of whether such default is later cured, then Client shall pay any and all reasonable attorney’s fees, court costs and expenses of Landlord incurred in connection with such enforcement.

24.                       INTENTIONALLY OMITTED.

25.                       MECHANICS’ LIENS.

Client shall not permit any mechanics’ lien or other liens to be placed upon the Premises or the Building or improvements thereon during the Lease Term, caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Client. In the case of the filing of any such lien Client will promptly, and in any event within five (5) days after the filing thereof, satisfy and release of record such lien by means of payment thereof, bonding Landlord against any loss occasioned thereby (in which case Client shall have the right in due diligence to contest and dispute such lien so long as such bond remains in place), or take such other action as may be otherwise acceptable to Landlord. If Client fails to satisfy or bond off any such claim, Landlord shall have the right to pay such amount and charge Client all such costs as Additional Rent, plus 15% administrative costs.

26.                       WAIVER OF SUBROGATION; INSURANCE.

(a) Landlord and Client hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property, but only to the extent that such loss or damage is covered by the greater of any insurance then in force or required to be carried hereunder, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that such release shall be applicable and in force and effect only with respect to any loss or damage occurring during such time as the policy or policies of insurance covering said loss shall contain a clause or endorsement to the effect that this release shall not adversely affect or impair said insurance or prejudice the right of the insured to recover thereunder.

(b) Client shall maintain throughout the Lease Term, at Client’s sole cost and expense, insurance against loss or liability in connection with bodily injury, death, property damage and destruction, in or upon the Premises or the Land, and arising out of the use of all or any portion of the same by Client or its agents, employees, officers, invitees, visitors and guests, under policies of comprehensive general public liability insurance having such limits as to each as may be reasonably required by Landlord from time to time, but in any event of not less than Three Million Dollars ($3,000,000) per occurrence for death or injury and One Million Dollars ($1,000,000) per occurrence for property damage or destruction and personal injury. Such policies shall name Landlord and Client, (and, at Landlord’s or such mortgagee’s or paramount lessor’s or installment seller’s request) any mortgagee of all or any portion of the Building and any landlord of, or installment seller to, Landlord (and all of its officers, members, employees, shareholders and partners) as additional insured parties, shall provide that they shall not be modified or canceled without at least thirty (30) days’ prior written notice to Landlord and any other party designated as aforesaid and shall be issued by insurers of recognized responsibility licensed to do business in the jurisdiction in which the Building is located and acceptable to Landlord. Copies of all such policies certified by the insurers to be true and complete shall be supplied to Landlord and such mortgagees, paramount lessors and installment sellers at all times.

27.                       SUBSTITUTION SPACE.

(a) Landlord shall have the right at any time during the term of this Lease, including during any renewal or extension hereof, to substitute, instead of the Premises, other space of reasonably comparable size and decor in the Building or in the building known as MetroPlex I, (located at 8401 Corporate Drive), hereinafter referred to as “Substitution Space.”

(b) If Landlord desires to exercise such right, it shall give Client at least thirty (30) days prior written notice thereof specifying the effective date of such substitution, whereupon, as of such effective date: (i) the description of the Premises set forth in this Lease shall, without further act on the part of Landlord or Client, be deemed amended so that the Substitution Space shall, for all intents and purposes, be deemed the Premises hereunder, and all of the terms, covenants, conditions, provisions and agreements of this Lease shall continue in full force and effect and shall apply to the Substitution Space; and (ii) Client shall move from the Premises into the Substitution Space and shall vacate and surrender possession to Landlord of the Premises on and after such effective date; thereafter, during the period of such occupancy, Client shall pay rent for the Substitution Space at the above-described rate, whereupon rent shall abate entirely with respect to the Premises.

(c)                            If Landlord exercises its relocation right, Landlord shall reimburse Client for Client’s reasonable out-of-pocket expenses for moving Client’s furniture, equipment, supplies and telephones and telephone equipment from the presently leased Premises to the Substitution Space and for reprinting Client’s stationery of the same quality and quantity of Client’s stationary supply on hand immediately prior to Landlord’s notice to Client of the exercise of this relocation right.

28.                       BROKERAGE.

Landlord and Client warrant that each has had no dealings with any broker or agent other than Cushman & Wakefield of Maryland, Inc. and CB Richard Ellis, Inc. in connection with the negotiation or execution of this Lease (whose brokerage commission or other compensation, if any, shall be paid by Landlord), and each agrees to indemnify the other against all costs, expenses, attorneys’ fees or other liability for commissions or other compensation or charges claimed by any other broker or agent claiming the same by, through such party.

29.                       ESTOPPEL CERTIFICATES.

Client shall from time to time, within ten (10) days after Landlord shall have requested the same of Client, execute, acknowledge and deliver to Landlord a written instrument in such form as required by Landlord (i) certifying that this Lease is in full force and effect and has not been modified, supplemented or amended in any way (or, if there have been modifications, supplements or amendments thereto, that it is in full force and effect as modified, supplemented or amended and stating such modifications, supplements and amendments); and (ii) stating any other fact or certifying any other condition reasonably requested by Landlord or requested by any mortgagee or prospective mortgagee or purchaser of the Property or of any Interest therein. In the event that Client shall fail to return a fully executed copy of such certificate to Landlord within the foregoing ten (10) day period, then Client shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate, and Client irrevocably authorizes and appoints Landlord as its attorney-in-fact to execute such certificate on behalf of

Client.

30.                       NOTICES.

Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Client or with reference to the sending, mailing or delivery or the making of any payment by Client to Landlord shall be deemed to be complied with when and if the following steps are taken:

(a) All rent and other payments required to be made by Client to Landlord hereunder shall be payable to Landlord at the address described in Section 1(q) herein, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Client’s obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent or other amounts have been actually received by Landlord.

(b) All payments required to be made by Landlord to Client hereunder shall be payable to Client at the address set forth below, or at such other address within the continental United States as Client may specify from time to time by written notice delivered in accordance herewith.

(c) With the exception of subsection (a) above, any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered (i) when delivered personally (ii) by reputable overnight courier, or (iii) whether actually received or not, within three (3) business days after being deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have previously specified by written notice delivered in accordance herewith.

If to Landlord, at:

MPLX-LANDOVER CO LLC

c/o Meritage Properties

2 Overhill Road, Suite 425

Scarsdale, NY 10583

If to Client, at:

The Premises

If and when included within the term “Landlord,” as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such notice specifying some individual at the specific address for the receipt of notices and payments to Landlord; if and when included within the term Client, as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such notice specifying some individual at some specific address within the continental United States for the receipt of notices and payment to Client. All parties included within the terms “Landlord” and “Client”, respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

31.                       FORCE MAJEURE.

Whenever a period of time is herein prescribed for action to be taken by Landlord or whenever Landlord is otherwise obligated to perform hereunder, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays or failures to perform due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord.

32.                       SEVERABILITY.

If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, the remainder of this Lease shall not be affected thereby.

33.                       AMENDMENTS; WAIVER; BINDING EFFECT.

The provisions of this Lease may not be waived, altered, changed or amended, except by an instrument in writing signed by both parties hereto, and such instrument shall be subject to the approval of any mortgagees, and ground lessors of record. The acceptance of Basic Rental, Additional Rent or other payments by Landlord, or the endorsement or statement on any check, any letter accompanying any check or other tender of Basic Rental, Additional Rent or other payment shall not be deemed an accord and satisfaction or a waiver of any obligation of Client, regardless of whether Landlord had knowledge of any breach of such obligation. The terms and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

34.                       QUIET ENJOYMENT.

Provided Client has performed all of the terms and conditions of this Lease, including the payment of rent, to be performed by Client, Client shall peaceably and quietly hold and enjoy the Premises for the Lease Term, without hindrance from Landlord or others claiming through Landlord, subject to the terms and conditions of this Lease and to all mortgages, ground leases and other encumbrances to which this Lease is subject and subordinate.

35.                       LIABILITY OF CLIENT.

If there is more than one Client, the obligations hereunder imposed upon Client shall be joint and several. If there is a guarantor of Client’s obligations hereunder, the obligations hereunder imposed upon Client shall be the joint and several obligations of Client and such guarantor, and Landlord need not first proceed against Client before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation any extensions or renewals hereof, any amendments hereto, any waivers hereof or failure to give such guarantor any notices hereunder.

36.                       LANDLORD LIABILITY.

The liability of Landlord and all officers, employees, shareholders, members, venturers or partners (general or limited) of Landlord to Client under the terms of this Lease shall be non-recourse and limited to the interest of Landlord in the Building, and neither Landlord nor any partner of Landlord, or any officer, director, shareholder, partner or member of any partner or member of Landlord, shall have any individual or personal liability whatsoever with respect to this Lease. Landlord or any officer, employee, shareholder, member, venturer or partner (general or limited) of Landlord shall have the right to sell or transfer all or any portion of the Land or the Building to any third party, and upon any such sale or other transfer of all of the Building or the Land, and the corresponding assignment of this Lease, the previous Landlord shall have no further liability or obligation to Client hereunder or otherwise.

37.                       CERTAIN RIGHTS RESERVED BY LANDLORD.

Landlord shall have the following rights, exercisable without notice, except as provided herein, and without liability to Client for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Client’s use or possession or giving rise to any claim or setoff or abatement of rent or affecting any of Client’s obligations hereunder:

(a) To change the name by which the Building is designated upon two (2) months written notice to Client.

(b) To decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entry ways, public space and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, so long as the Premises are reasonably accessible.

(c) To maintain, relocate, erect pipes and conduits through Client’s space.

(d) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Client from the use expressly permitted herein.

(e) To alter, increase, reduce, reconfigure and relocate the common areas.

(f) To take all such reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including without limitation, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after normal business hours and on Saturdays, Sundays and holidays; subject, however, to Client’s right to admittance when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include, by way of example but not of limitation, that person entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building.

38.                       FINANCIAL STATEMENTS.

Client agrees to provide to Landlord within ten (10) days of request by Landlord but no more than once per year, the most recent audited annual financial statements of Client, including balance sheets, income statements, and financial notes (“Statements”). Client consents that Landlord may release the Statements to Landlord’s subsidiaries, affiliates, lenders, advisors, joint venture partners, or potential purchasers of the property for the purposes of evaluating Client’s financial condition with respect to performance under the Lease. Landlord agrees to keep the Statements confidential and to not release the Statements to third parties except as set forth herein.

39.                       NOTICE TO LENDER.

If the Premises or the Building or any part thereof are at any time subject to a mortgage or a deed of trust or other similar instrument and the Lease or the rentals are assigned to such mortgagee, trustee or beneficiary and the Client is given written notice thereof, including the post office address of such assignee, then Client shall not exercise any remedies under the Lease without first giving written notice by certified mail, return receipt requested, to such mortgagee, trustee, beneficiary and assignee, specifying the default in reasonable detail, and affording such mortgagee, trustee, beneficiary and assignee a reasonable opportunity to make performance, at its election, for and on behalf of the Landlord. Client shall be deemed to have received written notice of any mortgage or deed of trust encumbering the Building and/or the Land as of the date of this Lease.

40.                       MISCELLANEOUS.

(a) Any approval by Landlord and Landlord’s architects and/or engineers of any of Client’s drawings, plans and specifications which are prepared in connection with any construction of improvements in the Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, or any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Client’s construction of improvements in the Premises in accordance with such drawings, plans and specifications.

(b) Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement.

(c) Neither Landlord nor Landlord’s agents or brokers have made any representations or promises with respect to the Premises, the Building or the Land except as herein expressly set forth and no rights, easements or licenses are acquired by Client by implication or otherwise except as expressly set forth in the provisions of this Lease.

(d) Time is of the essence as to all provisions of this Lease applicable to Client’s obligations hereunder.

(e) The submission of this Lease to Client shall not be construed as an offer, nor shall Client have any rights with respect thereto unless and until Landlord shall, or shall cause its managing agent to, execute a copy of this Lease and deliver the same to Client.

(f) Notwithstanding anything to the contrary contained in this Lease, if the Lease Term has not commenced within twenty-one (21) years after the date of this Lease, this Lease shall automatically terminate on the twenty-first (21st) anniversary of such date. The sole purpose of this provision is to avoid any interpretation of this Lease as a violation of the Rule Against Perpetuities, or any other rule of law or equity concerning restraints on alienation.

(g) The terms of this Lease shall be construed in accordance with the laws of the jurisdiction in which the Building is located.

(h)                                         Neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Client or by any one acting through, under or on behalf of Client, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord’s election.

41.                        ADDITIONAL RENT.

The Client shall pay as Additional Rent any money required to be paid pursuant to the provisions of this Lease whether or not the same be designated “Additional Rent”. If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless, if not paid when due, be collectable as Additional Rent with the next installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of the Landlord. Notwithstanding any expiration or termination of this Lease prior to the end of the Lease Term, Client’s obligations to pay any and all Additional Rent pursuant to this Lease shall continue and shall cover all periods up to the expiration or termination date of this Lease. Client’s obligation to pay any and all Additional Rent or other sums owing by Client to Landlord under this Lease shall survive any expiration or termination of this Lease.

42.                        ENTIRE AGREEMENT.

The Lease contains all covenants and agreements between Landlord and Client relating in any manner to the rent, use and occupancy of Premises and Client’s use of the Building and other matters set forth in this Lease. No prior agreement or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Client.

43.                        LEGAL PROCEEDINGS.

Landlord and Client hereby waive the right to a jury trial in any action, proceeding or counterclaim between Client and Landlord or their successors arising out of this Lease or Client’s occupancy of the Premises or Client’s right to occupy the same.

44.                        LAWS AND REGULATIONS.

Client agrees at Client’s expense to comply with all applicable laws, ordinances, rules, and regulations, whether now in effect or hereafter enacted or promulgated, of any governmental entity or agency having jurisdiction of the Premises, including, but not limited to, obtaining all required certificates of occupancy for the Premises.

45.                        AMERICANS WITH DISABILITIES ACT (“ADA”).

(a)         Client hereby represents that it is not a public accommodation, as defined in the ADA.

(b)        The Client at its sole cost and expense shall be solely responsible for taking any and all measures which are required to comply with the requirements of Title I and/or Title III of the ADA within the Premises and, if the measures required outside of the Premises are attributable to Client’s alterations to the Premises, outside of the Premises as well. Any Alterations to the Premises made by Client for the purpose of complying with the ADA or which otherwise require compliance with the ADA shall be done in accordance with this Lease; provided, however, that

Landlord’s consent to such Alterations shall not constitute either Landlord’s assumption, in whole or in part, of Client’s representation or confirmation by Landlord that such Alterations comply with the provisions of the ADA.

(c)                                         Client shall indemnify the Landlord for all claims, damages, judgments, penalties, fines, administrative proceedings, costs, expenses and liability arising from Client’s failure to comply with any of the requirements of Title I and/or Title III of the ADA within the Premises.

(d)                                        Landlord shall indemnify the Client for all claims, damages, judgments, penalties, fines, administrative proceedings, cost, expenses and liability arising from Landlord’s failure to comply with Title III of the ADA within the common areas.

(e)                                         Notwithstanding the provisions of subsection (b) herein, if (i) Landlord causes Alterations or improvements to be made to the common areas of the Building to comply with the ADA, and (ii) such Alterations or improvements solely benefit the Premises, Client shall reimburse Landlord for all costs and expenses incurred by Landlord in connection with the performance of such Alterations or improvements.

46.                        ENVIRONMENTAL PROTECTIONS.

(a)      Notwithstanding the generality of Section 9 above, Client shall conduct all activity in compliance with all federal, state, and local laws, statutes, ordinances, rules, regulations, orders and requirements of common law concerning protection of the environment or human health (“Environmental Laws”). Client shall also cause its subtenants (if subtenants are permitted by this Lease or are hereafter approved by Landlord), licensees, invitees, agents, contractors, subcontractors and employees to comply with all Environmental Laws. Client and its permitted subtenants, licensees, invitees, agents, contractors, and subcontractors shall obtain, maintain, and comply with all necessary environmental permits, approvals, registrations and licenses.

In addition to and not in limitation of the foregoing, Client, its permitted subtenants, licensees, invitees, agents, contractors, subcontractors and employees shall not generate, refine, produce, transfer, process or transport Hazardous Material on, above, beneath or near the Premises, the Building or the Land. As used herein, the term “Hazardous Materials” shall include, without limitation, all of the following: (1) hazardous substances, as such term is defined in the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. Section 9601 (14), as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 (Oct. 17, 1986) (“SARA”); (2) regulated substances, within the meaning of Title I of the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6991-6991(i), as amended by SARA; (3) any element, compound or material which can pose a threat to the public health or the environment when released into the environment; (4) hazardous substances and controlled hazardous substances as defined in the Maryland Environment Code Ann., Title 7, Subtitle 2, and “oil” as defined in Section 4-401 (c) of the Maryland Environment Code Ann.; (5) petroleum and petroleum byproducts; (6) an object or material which is contaminated with any of the foregoing; (7) any other substance designated by any of the Environmental Laws or a federal, state or local agency as detrimental to public health, safety and the environment.

(b)      Client shall protect, indemnify and save Landlord harmless from and against any and all liability, loss, damage, cost or expense (including reasonable attorneys’ fees) that Landlord may suffer or incur as a result of any claims, demands, damages, losses, liabilities, costs, charges, suits, orders, judgments or adjudications asserted, assessed, filed, or entered against Landlord or any of the Building or the Land, by any third party, including, without limitation, any governmental authority, arising from Client’s breach of Environmental Laws or otherwise arising from the alleged generation, refining, production, storage, handling, use, transfer, processing, transportation, release, spillage, pumping, pouring, emission, emptying, dumping, discharge or escape of Hazardous Materials on, from or affecting the Premises, the Building or the Land, including, without limitation, liability for costs and expenses of abatement, correction, clean-up or other remedy, fines, damages, response (including death) and property damage.

(c)       Client, its permitted subtenants, licensees, invitees, agents, contractors, subcontractors and employees shall not release, spill, pump, pour, emit, empty, dump or otherwise discharge or allow to escape Hazardous Materials onto the Land or Building, and Client shall take all action necessary to remedy the results of any such release, spillage, pumping, pouring, emission, emptying, dumping, discharge, or escape.

(d)      Client shall within 48 hours of receipt deliver to Landlord copies of any written communication relating to the Building or the Land between Client and any governmental agency or instrumentality concerning or relating to Environmental Laws.

(e)       Notwithstanding anything contained herein to the contrary, Client may use within the Premises those Hazardous Materials as are commonly and legally used or stored as a consequence of using the Premises for administrative or professional offices, but only so long as the quantities thereof do not pose a threat to public health or the environment, and so long as Client strictly complies or causes compliance with all applicable governmental rules and regulations concerning the use of such Hazardous Materials.

(f)        Client’s obligations under this Section shall survive the termination or other expiration of this Lease.

47.                        PARKING.

Client, its permitted subtenants, licensees, invitees, agents, contractors, subcontractors and employees shall not use parking spaces on the Land or Building in excess of that number set out on the attached Data Sheet which has been reasonably determined by Landlord to be Client’s proportionate share of the total parking spaces available on the Building and Land. All such spaces are available on a first-come, first-served, non-exclusive basis, to all Clients in the Building, and shall be unmarked and unreserved. At such time and under such circumstances as Landlord deems appropriate, Landlord may provide attendant parking or such other system or management of parking as it deems necessary or desirable. Notwithstanding anything contained herein, if any governmental regulation or ordinance is enacted or amended after the effective date of this Lease so as to allow or require a modification in Client’s number of parking spaces, Landlord reserves the right to make such modification without modifying in any way the rent due hereunder or any other obligations of Client. Client shall not use parking for overnight storage of vehicles. Landlord assumes no responsibility and shall not be liable for any vehicle damage or theft to vehicles located in the parking lot, theft of personal property or personal injury sustained by any person in or about the parking lot.

48.                        AUTHORITY.

If Client executes this Lease as a corporation, limited partnership, limited liability company or any other type of entity, each of the persons executing this Lease on behalf of Client does hereby personally represent and warrant that Client is a duly organized and validly existing corporation, limited partnership, limited liability company or other type of entity, that Client is qualified to do business in the state where the Building is located, that Client has full right, power and authority to enter into this Lease, and that each person signing on behalf of Client is authorized to do so. In the event any such representation and warranty is false, all persons who execute this Lease shall be individually, jointly and severally, liable as Client. Upon Landlord’s request, Client shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing representations and warranties.

49.                        SIGNAGE.

Landlord shall, at its expense, display Client’s name and suite numbers on the directory in the lobby of the Building; provided, however, that any subsequent changes to the Client’s names on the directory or such signage shall be made at Client’s sole cost.

50.                        CLIENT ACCESS.

Subject to Landlord’s reasonable regulations, Client shall have access to the Premises 24 hours per day, 365 days per year, except in the case of an emergency or when the Building may be closed by governmental authorities. Landlord shall provide Client with a restricted entry access system for after-hours access to the Building.

51.                        EXHIBITS.

(i)	Exhibit A - Outline of Premises
(ii)	Exhibit B - Client Acceptance Letter
(iii)	Exhibit C - Rules and Regulations
(iv)	Exhibit D — Intentionally Omitted
(v)	Exhibit E — Landlord’s Requirements for Alterations
(vi)	Exhibit F - Prohibited Uses

IN WITNESS WHEREOF, the parties hereto have executed this Lease and affixed their seals as of the date first above written.

Client:

WITNESS/ATTEST:	2TOR, INC., a Delaware corporation

	By:	/s/ Christopher J. Paucek
		Name:	Christopher J. Paucek
		Title:	COO

Landlord:

WITNESS/ATTEST:	MPLX-LANDOVER CO LLC, a Maryland limited
liability company

	By:	MPLX Holdings, LLC, a Delaware
limited liability company, its sole
member

		By:	Metroplex MM Co. LLC, a
Delaware limited liability
company, its managing member

		By:	/s/ Arthur DellaSalla
Arthur DellaSalla
Vice President

June 20, 2008

EXHIBIT A

Outline of Premises

EXHIBIT B

Client Acceptance Letter

This Client Acceptance Letter is attached to and made a part of the Lease dated the     day of June, 2008, by and between MPLX-LANDOVER CO LLC (hereinafter called “Landlord”) and 2TOR, INC. (as “Client”).

The occupancy date is June 23, 2008

The lease commencement date is June 23, 2008

The lease termination date is June 30, 2010

The rent commencement date is June 30, 2008

WITNESS:	CLIENT:

2TOR, INC., a Delaware corporation

	By:	/s/ Christopher J. Paucek
Name: Christopher J. Paucek
Title: Cheif Operating Officer

LANDLORD:

WITNESS/ATTEST:	MPLX-LANDOVER CO LLC, a Maryland limited
liability company

	By:	MPLX Holdings, LLC, a Delaware
limited liability company, its sole
member

		By:	Metroplex MM Co. LLC, a
Delaware limited liability
company, its managing member

/s/ [ILLEGIBLE]			By:	/s/ Arthur DellaSalla
Arthur DellaSalla
Vice President

EXHIBIT C

RULES AND REGULATIONS

The following rules and regulations have been formulated for the safety and well being of all the Clients of the Building. Any violation of these rules and regulations by any Client that continues after notice from Landlord shall be sufficient cause for termination, at the option of Landlord, of the Client’s lease.

1.                                      The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or hall or other parts of the Building not occupied by any Client shall not be obstructed or encumbered by any Client or used for any purpose other than ingress and egress to and from the Client’s Premises. Landlord shall have the right to control and operate the common areas, and the facilities furnished for the common use of the Client in such manner as Landlord, in its commercially reasonable discretion, deems best for the benefit of the Clients generally. No Client shall permit the visit to its Premises of persons in such number or under such conditions as to interfere with the use and enjoyment by other Clients of the common areas.

2.                                      No awnings or other projections shall be attached to the outside walls of the Building. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of a Client’s Premises.

3.                                      No sign, advertisement, notice or other lettering or material(s) shall be exhibited. inscribed, painted or affixed by any Client on any part of the outside or inside (provided it is not visible from the outside) of the Client’s Premises, the Building or elevators. In the event of the violation of the foregoing by any Client, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the Client or Clients violating this rule. All interior signs on the doors and directory table shall be inscribed. painted or affixed for each Client by Landlord at the expense of such Client, and shall be of a size, color and style acceptable to Landlord.

4.                                      No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, or placed in the common areas.

5.                                      The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown or placed therein. All damages resulting from any misuse of the fixtures shall be borne by the Client whose employees, agents, visitors or licensees shall have caused the same.

6.                                      There shall be no marking, painting, drilling into or other form of defacing or damage of any part of a Client’s Premises or the Building. No boring, cutting or stringing of wires shall be permitted. No Client shall construct, maintain, use or operate within its Premises or elsewhere within or on the outside of the Building, any electrical device, wiring or apparatus in connection with a loud speaker or other sound system. Landlord will, however permit a Client to install Muzak or other internal music system within the Client’s Premises if the music system cannot be heard outside of the Premises.

7.                                      No Client shall make or permit to be made any disturbing noises or disturb or interfere with the occupants of the Building or neighboring Buildings or premises or those having business with them, whether by the use of any musical instrument, radio, tape recorder, whistling, singing or any other way. No Client shall throw anything out of the doors or windows, off the balconies or down the corridors or stairs.

8.                                      No bicycles, vehicles or animals, birds or pets of any kind shall be brought into or kept in or about a Client’s Premises. No cooking shall be done or permitted by any Client on its Premises, except that, with Landlord’s prior written approval, a Client may install and operate for the convenience of its employees, a lounge or coffee room with a microwave oven, sink and refrigerator. No Client shall cause or permit any unusual or objectionable odors to originate from its Premises. Each Client shall be obligated to maintain sanitary conditions in any area approved by the Landlord for food and beverage preparation and consumption.

9.                                      No space in or about the Building shall be used by any Client for the manufacture, storage, or sale or auction of merchandise, goods or property of any kind.

10.                               No flammable, combustible, explosive, hazardous or toxic fluid, chemical or substance shall be brought into or kept upon a Client’s Premises, except as otherwise provided in the Lease.

11.                               No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Client, nor shall any changes be made in existing locks or the mechanism thereof. The doors leading to the common areas shall be kept closed during business hours except as they may be used for ingress and egress. Each Client shall, upon the expiration or termination of its tenancy, return to Landlord all keys used in connection with its Premises, including any keys to the Premises, to rooms and offices within the Premises, to storage rooms and closets, to cabinets and other built-in furniture, and to toilet rooms whether or not such keys were furnished by Landlord or procured by Client, and in the event of the loss of any such keys, such Client shall pay to Landlord the cost of replacing the locks. On the expiration or termination of a Client’s lease, the Client shall disclose to Landlord the combination of all locks for safes, safe cabinets and vault doors, if any, remaining in the Premises.

12.                               All deliveries and removals, or the carrying in or out of any safes, freight, furniture of bulky matter or materials of any description, must take place in such manner and during such hours as Landlord may require. Landlord reserves the right to inspect all freight, furniture or bulky matter or materials to be brought into the Building and to exclude from the Building all or any of such which violates any of these rules and regulations or the Lease.

13.                               Any person employed by any Client to do janitorial work within the Client’s Premises must obtain Landlord’s written consent prior to commencing such work, and such person shall, while in the Building and outside of said Premises, comply with all instructions issued by the superintendent of the Building. No Client shall engage or pay any employees on the Client’s Premises, except, those actually working for such Client on said Premises.

14.                               No Client shall purchase spring water, ice, coffee, soft drinks, towels, or other like merchandise or service from any company or person whose repeated violations of Building regulations have caused, in Landlord’s sole opinion, a hazard or nuisance to the Building and/or its occupants.

15.                               Landlord shall have the right to prohibit any advertising by any Client which, in Landlord’s sole opinion, tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from Landlord, such Client shall refrain from or discontinue such advertising.

16.                               Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself the Building management or its agents. Landlord may at its option require all persons admitted to or leaving the Building between the hours of 6:00 p.m. and 8:00 a.m., Monday through Friday, and at all times on Saturdays, Sundays and holidays, to register. Each Client shall be responsible for all persons for whom it authorizes entry into the Building, and shall be liable to Landlord for all acts of such persons.

17.                               Each Client, before closing and leaving its Premises at any time, shall assure that all lights are turned off and the Premises are locked.

18.                               The requirements of Clients will be attended to only upon application at the office of the Building. Building employees shall not perform, and shall not be requested by any Client to period any work or do anything outside of their regular duties, unless under special instructions from the Building management.

19.                               Canvassing, soliciting and peddling in the Building is prohibited and each Client shall cooperate to present the same.

20.                               No plumbing or electrical fixtures shall be installed by the Client without Landlord’s prior written consent.

21.                               There shall not be used in any space, or in the common areas of the Building, either by any Client or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

22.                               Mats, trash or other objects shall not be placed in the common areas.

23.                               Landlord shall not maintain or repair suite finishes or fixtures which are non-standard, including, but not limited to, kitchens, bathroom, wallpaper, and special lights. However, should the need for maintenance or repairs arise, Landlord shall, at Client’s request, arrange for the work to be done at the Client’s expense.

24.                               No space demised to any Client shall be used, or permitted to be used, for lodging or sleeping or for any immoral or illegal purpose.

25.                               Employees of Landlord other than those expressly authorized are prohibited from receiving any packages or other articles delivered to the Building for any Client and, should any such employee receive any such package or article, he or she in so doing shall be the agent of such Client and not Landlord.

26.                               No Client shall install or permit or allow installations of a television antenna in the windows or upon the exterior of its Premises or the Building.

27.                               No Client shall tie in, or permit to tie in, to the electrical or water supply office of the Building without prior written consent of the Building management.

28.                               No Client shall remove, alter or replace the Building standard ceiling, light diffusers or air conditioning terminals in any portion of its Premises without the prior written consent of

Landlord.

29.                               No vending machines shall be permitted to be placed or installed in any part of the Building by any Client. Landlord reserves the right to place or install vending machines in any of the common areas of the Building.

30.                               No Client shall place, or permit to be placed, on any part of the floor or floors of the space demised to such Client a load exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law.

31.                               Landlord reserves the right to specify where in the space demised to any Client business machines and mechanical equipment shall be placed or maintained in order, in Landlord’s judgment, to absorb and present vibration, noise, and annoyance to other Clients of the Building.

32.                               There shall be no smoking within the Premises or the Building by Client, its agents, employees or invitees.

33.                               Landlord reserves the right to rescind, amend, alter or waive any of the foregoing rules and regulations at any time when in its reasonable judgment, it deems necessary, desirable or proper for its best interest and for the best interests of the Clients, and no such rescission, amendment, alteration or waiver or any rule or regulation in favor of one Client shall operate as an alteration or waiver in favor of any other Client. Landlord shall not be responsible to any Client for the nonobservance or violation by any of these rules and regulations at any time.

EXHIBIT D

INTENTIONALLY OMITTED

EXHIBIT E

Rules and Regulations for Alterations

A.                                    Prior to Commencing Construction

1.                              Plans. Submit plans and specifications (or other descriptions reasonably acceptable to Landlord) of the proposed Alterations to Landlord for its review and written approval. If Landlord raises any issues as a result of its review of the submitted plans and specifications, these issues must be resolved to Landlord’s reasonable satisfaction. Alterations to structural components of the Building shall be reviewed and approved in Landlord’s sole and absolute discretion and non-structural changes shall be approved at Landlord’s discretion, which shall not be unreasonably withheld, conditioned or delayed. Once approved, no changes, amendments or additions to the plans and specifications may be made without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

2.                              Contractors. The general contractor, contractors and subcontractors selected by Client must be approved by Landlord; such approval shall not be unreasonably withheld, conditioned or delayed. Provisions must be made for all contractors, laborers and materialmen to provide written lien waivers related to the approved Alterations.

3.                              Insurance. The general contractor, contractors and subcontractors selected by Client must provide certificates of insurance evidencing the coverage shown below prior to beginning any work on the approved Alterations. This coverage must be maintained in full force and effect until such time as the approved Alterations are fully completed. Any delay by Client in causing these certificates to be provided will result in a delay in the commencement of the approved Alterations.

4.                              Permits. Client must obtain all required permits (“Permits”) and furnish copies thereof to Landlord.

5.                              Coordination. Client shall contact Landlord’s Property Manager to arrange a pre-construction meeting and walk-through with the Client’s contractor. During this walk-through these Rules and Regulations, hours of operation and access will be reviewed and areas of the Building (e.g. lobby floors and walls, elevators, electrical closets and doors) will be inspected. These areas will be inspected after completion of the approved Alterations to determine whether or no any damage has occurred thereto. Any damage will be repaired to Landlord’s reasonable satisfaction.

B.                                    During Construction.

1.                              Compliance. All work on the approved Alterations shall, at all times, comply with laws, rules, orders and regulations of all applicable governmental authorities and insurance bodies and the Permits.

2.                              Schedule. If requested, construction work schedules must be filed with the Property Manager. Contractors must check in each day with the designated Building engineer. The Property Manager must be notified, in writing, of the names of any persons working on the approved Alterations who may be working in the Building after the normal business hours.

3.                              Coordination. Twenty-four (24) hour advance written notice must be provided to the Property Manager:

(a) before commencing any and all work which may cause disruption to other Clients or interruption to the Building’s systems and the Property Manager may require that work deemed inappropriate to be conducted during normal business hours be done after hours; or,

(b) if access to utility rooms or the roof will be necessary (anyone on the roof must be escorted by property management at all times); or,

(c) if the fire panel is to be taken out of service; or,

(d) if there is to be any interruption to any Building system or utility; or,

(e) if cranes are to be placed on the property; or,

(f) if a window is to be removed for the delivery of drywall or any other large item; or,

(g) if there is to be a delivery after normal business hours.

4.                              Material Delivery and Storage. All deliveries are to come through the loading and service areas of the Building. All construction materials, tools and trash are to be transferred to and from the construction floor via the freight elevator or stairs. At no time may the passenger elevators be used to move materials, tools or trash. Client and its contractor shall be responsible for (i) protecting the freight elevator to the satisfaction of the Property Manager, and (ii) observing the load limits for the freight elevator and (iii) any damages due to improper use or overloading of the freight elevator. Use of the freight elevator shall be scheduled in advance with the security guard and the contractor may be required to share the freight elevator with the cleaning crew. Materials must be immediately placed in the Client’s Leased Premises and may not be stored in any of the Building’s Common Areas.

5.                              Damage. Client and its contractors shall be responsible for any damage to the Building or the Building systems caused by or arising out of the making of the approved Alterations and shall promptly repair it to the reasonable satisfaction of Landlord. Precautions to minimize damage to the Common Areas of the Building should be taken including protection of doors, carpets, elevator cabs and hallways. Masonite must be placed on the floors of any public corridor to protect the floor covering. In Common Areas with carpeting, the floor protection is to be removed and the carpet vacuumed daily. If the approved Alteration will involve drywall sanding or other dust producing activities, all air and smoke detectors must be covered during drywall sanding or other dust producing activities. The contractor must provide sufficient fire extinguishers at all times.

6.                              Trash. Regular Building dumpsters are not to be used for construction debris without the prior approval of property management. Client and its contractor(s) are responsible for ensuring that all trash is placed properly within a separate construction dumpster and for clearing, on a daily basis, the Common Areas and exterior of the Building of all chutes are to be approved by property management prior to beginning the approved Alterations. The dumpster shall be placed on plywood to protect any travel/parking areas.

7.                              Miscellaneous. The Landlord shall designate parking areas available for contractors. No vehicles of any contractor or subcontractor are to block service areas or any dumpster at any time. There is to be no smoking in the Building and the volume of all radios shall be kept at a level that will not be audible to other Clients in the Building. No contractor or subcontractor may display any signage on the Building, in the Building Common Areas or on any of the window glass without the prior written consent of the Property Manager.

C.                                    After Completion

1.                              Coordination. A re-inspection of the lobby floor and walls, doors, electrical closets and any other areas impacted by the approved Alterations shall be made by the Property Manager to determine whether any construction damage has occurred or any clean-up is required.

2.                              Plans. Client shall provide Landlord with:

(a) one (1) reproducible mylar and two (2) blueprints of the as-built architectural, plumbing, electrical and mechanical condition of the Leased Premises each signed and stamped by a licensed architect or engineer; and,

(b) complete specifications for the approved Alterations, including shop drawings and cut sheets for all new equipment and a detailed description of all finishes actually installed; and,

(c) two (2) copies of operations and maintenance information for all new equipment and an air balance report in a format reasonably acceptable to Landlord.

3.                              Permits. Client will obtain a final Occupancy Permit from the applicable governmental authority and will provide Landlord with a copy thereof.

4.                              Contractor. A final waiver and release of liens shall be provided from the general contractor and major subcontractors upon completion of the approved Alterations.

MINIMUM REQUIRED INSURANCE FOR CONTRACTORS AND SUBCONTRACTORS

General Liability (Occurrence Form)		Additional Named Insureds
$500,000	General Aggregate	MPLX-Landover Co LLC
$500,000	Products/Completed Operations Aggregate
$500,000	Personal and Advertising Injury
$500,000	Each Occurrence	Certificate Holder
$ 50,000	Fire Damage	MPLX-Landover Co LLC
$ 5,000	Medical Expense	c/o Meritage Properties
2 Overhill Road, Suite 425
Scarsdale, NY 10583

Automobile Liability (Owned, Non-Owned & Hired)
$500,000	Each Occurrence	Notice of Cancellation
Certificate must provide that such insurance shall not be cancelled or modified without at least 30 days written notice to each named insured

Umbrella Liability
$1,000,000	Each Occurrence

Worker’s Compensation		insured
Statutory Limits

Large or complex approved Alterations may require that the contractors provide insurance in excess of these minimum required levels

EXHIBIT F

Prohibited Uses

The use of the Premises for the purposes specified in Section 1 shall not in any event be deemed to include, and Client shall not use, or permit the use of, the Premises or any part thereof for:

(a)                               sale at retail of any products or materials;

(b)                               the conduct of a public auction of any kind;

(c)                                the conduct of a bank, trust company, savings bank, safe deposit, savings and loan association or bank or any branches of any of the foregoing or a loan company business;

(d)                               the issuance and sale of traveller’s checks, foreign drafts, letters of credit, foreign exchange or domestic money order or the receipt of money for transmission;

(e)                                an employment agency;

(f)                                 product display activities (such as those of a manufacturer’s representative);

(g)                                offices or agencies of a foreign government or political subdivisions thereof;

(h)                               offices of any governmental bureau or agency of the United States or any state or political subdivision thereof;

(i)                                   offices of any public utility company, other than corporate, executive or legal staff offices;

(j)                                  data processing services rendered primarily to others than Client and which are not strictly ancillary to Client’s business;

(k)                               health care or beauty professionals;

(l)                                   schools or other training or educational uses (other than those which are strictly ancillary to the Client’s business, such as training of Client’s personnel to be employed in the Building);

(m)                           clerical support concerns rendering clerical support services primarily to others than Client or performing functions other than those which are strictly ancillary to Client’s business;

(n)                               reservation centers for airlines or for travel agencies;

(o)                               broadcasting centers for communications firms, such as radio and television stations; or

(p)                               any other use or purpose which, in the reasonable judgment of Landlord, is not in keeping with the character and dignity of the Building.

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (the “First Amendment”) is made as of the 20th day of March, 2009, between MPLX-LANDOVER CO LLC (“Landlord”) and 2TOR, INC. (“Client”).

WHEREAS, Landlord and Client entered into a Lease Agreement dated June 20, 2008 (the “Lease”) for premises which contained approximately One Thousand Three Hundred Forty-nine (1,349) rentable square feet of space known as Suite 110 on the first (1st) floor (the “Original Premises”) of the office building located at 8201 Corporate Drive, Landover, Maryland (the “Building”); and

WHEREAS, the Lease is scheduled to expire on June 30, 2010; and

WHEREAS, Landlord and Client wish, among other matters, to amend the Lease to relocate and expand the leased premises and extend the Lease Term, all on the terms hereinafter contained.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, the parties agree as follows:

1.                                      Expansion Premises. Commencing on May 1, 2009 (the “Expansion Premises Commencement Date”), Landlord hereby demises and leases to Client, and Client hereby leases and accepts from Landlord, for a term and upon the conditions hereinafter provided, approximately Four Thousand Four Hundred Forty-six (4,446) rentable square feet of space known as Suite 190, on the first (1st) floor of the Building, outlined on the floor plan attached hereto and incorporated herein by reference as Exhibit A (the “Expansion Premises”). From and after the Expansion Premises Commencement Date, all references in the Lease to the Premises shall mean the Expansion Premises.

2.                                      Original Premises. Client agrees to vacate the Original Premises in accordance with its obligations under Section 10 of the Lease within 14 days after the Expansion Premises Commencement Date (the “Effective Date”). As of the Effective Date, neither Landlord nor Client hereto shall have any further claim against the other by reason of said Lease as to the Original Premises, except (a) as otherwise expressly provided herein; (b) for the holdover provisions of said Lease, which shall become effective if Client has not fully vacated the Original Premises on or before the Effective Date; and (c) for any obligation which one party may have to the other to defend, indemnify or hold harmless the other against and from any liability, claim of liability or expense arising out of any negligent or otherwise tortious injury to or death of any person, or damage to any property; provided, however, that all obligations of the Client incurred pursuant to the Lease for the Original Premises prior to the date of cancellation and termination of Client’s obligations for the Original Premises and not as yet performed, shall continue in full force and effect until fully performed by Client.

3.                                      Expansion Premises Term. The term of the Lease for the Expansion Premises shall commence on the Expansion Premises Commencement Date and shall continue for five (5) full years thereafter (the “Expansion Premises Term”). If for any reason whatsoever, Landlord cannot deliver possession of the Expansion Premises to Client on or before the Expansion Premises Commencement Date, the Lease, as amended by this First Amendment, shall not be void or voidable, nor shall Landlord, or Landlord’s agents, advisors, employees, partners, shareholders, directors, invitees, independent contractors or Landlord’s Investment Advisors (as defined in the Lease), be liable to Client for any loss or damage resulting therefrom. Client shall not be liable for Annual Basic Rental with respect to the Expansion Premises until Landlord delivers possession of the Expansion Premises to Client.

4.                                      Basic Rental for Expansion Premises. Effective as of the Expansion Premises Commencement Date, Client shall pay Landlord Basic Rental for the Expansion Premises (the “Expansion Premises Basic Rental”), at an initial annual rate of Eighty-Five Thousand One Hundred Eighty-four and 00/100 Dollars ($85,184.00), in legal tender, at Landlord’s office, payable in equal monthly sums of Seven Thousand Ninety-eight and 67/100 Dollars ($7,098.67), all as more fully provided in Section 3 of the Lease. The first full monthly installment (i.e., $7,098.67) shall be due upon Client’s execution of this First Amendment and shall be applied to the Monthly Basic Rental due for the first month of the Expansion Premises Term.

5.                                      Basic Rental Escalation. The Expansion Premises Basic Rental shall be increased annually, effective on each anniversary of the Expansion Premises Commencement Date by an amount equal to five percent (5%) of the escalated Expansion Premises Basic Rental then in effect, payable as follows:

	Basic Rental per	Monthly Basic
Period	Square Foot	Rental		Annual Basic Rental
05/01/09 – 04/30/10	$22.00	$7,098.67	*	$85,184.00	*
05/01/10 – 04/30/11	$23.10	$8,558.55		$102,702.60
05/01/11 – 04/30/12	$24.26	$8,988.33		$107,859.96
05/01/12 – 04/30/13	$25.47	$9,436.64		$113,239.62
05/01/13 – 04/30/14	$26.74	$9,907.17		$118,886.04

*Client charged for square footage of only 3,872 for first year of Expansion Premises Term

6.                                      Operating Expense and Real Estate Tax Increases for Expansion Premises. Client shall not be obligated to Landlord for the payment of Operating Expenses or Real Estate Taxes for the Expansion Premises during the Expansion Premises Term.

7.                                       Improvements to Expansion Premises.

a.                                      Client agrees to accept the Expansion Premises in its “as is” condition as of the Expansion Premises Commencement Date; provided, however, that Landlord, at its sole expense, shall construct those improvements noted on the “as-built” plan dated February 12, 2009, attached hereto as Exhibit A (“Client Plan”).

b.                                      Landlord agrees that the improvements to the Expansion Premises shall include the following:

(i)                                     Repair, finish and paint all existing walls and doors in the Expansion Premises in Client’s choice of Landlord’s Building Standard Selection of colors;

(ii)                                  Steam clean the existing carpet; and

(iii)                               Deliver the Expansion Premises in good working order, condition and repair (i.e., in “move-in” condition”).

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8.                                      Insurance. In accordance with the provisions of Section 26 of the Lease, Client shall deliver to Landlord, on or before the Expansion Premises Commencement Date, a revised certificate of insurance reflecting the Expansion Premises as the insured location.

9.                                      Security Deposit. Upon execution of this First Amendment by Client, Client shall deposit an additional $6,082.69 with Landlord to increase the existing Security Deposit from $2,650.00 to $8,732.69. The increased Security Deposit will be held by Landlord in accordance with the terms of Section 5 of the Lease.

10.                               Lease Terms Modified or Deleted.

a.                                      Section 1 (“Definitions”) of the Lease and the portion of the Lease titled “Data Sheet” are hereby amended to reflect the terms and conditions of this First Amendment, and to the extent there are any conflicts between the Lease, as amended by this First Amendment, the provisions of this First Amendment shall control.

b.                                      Section (k) of the Data Sheet is hereby modified to replace “Five (5) parking spaces” with “Sixteen (16) parking spaces”.

c.                                       The following provisions of the Lease are deleted in their entirety: Section 49 (“Signage”) and Exhibit A (“Outline of Premises”).

11.                               Brokers. Client warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this First Amendment (other than Cushman & Wakefield of Maryland, Inc., Landlord’s agent, and CB Richard Eliis, Inc., Client’s agent), and Client agrees to indemnify Landlord against all costs, expenses, attorneys’ fees or other liability for commissions or other compensation or charges claimed by any other broker or agent claiming the same by, through or under Client.

12.                               Defined Terms. Except as otherwise expressly provided herein, all defined terms shall have the same meanings as provided in the Lease.

13.                               Headings. Headings contained in this First Amendment are for convenience only and are not substantive to the provisions of this First Amendment.

14.                               Lease Terms Ratified. Except as otherwise expressly provided herein, and unless inconsistent with the terms hereof, all other terms, conditions and covenants of the Lease are hereby ratified and confirmed and shall apply to the Expansion Premises and the Expansion Premises Term. Client certifies to Landlord that the Lease is in full force and effect, that Landlord is not in default or breach of any of Landlord’s obligations under the Lease, and that Client is unaware of any condition or circumstance which, but for the passage of time or delivery of notice, would constitute a default under the Lease.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this First Amendment by affixing their hands and seals as of the date noted above.

Landlord:

WITNESS/ATTEST:	MPLX-LANDOVER CO LLC, a Maryland limited liability company

/s/ [ILLEGIBLE]	By:	MPLX Holdings, LLC, a Delaware limited liability company, its sole member

		By:	Metroplex MM Co. LLC, a Delaware limited liability company, its managing member

			By:	/s/ Arthur DellaSalla
Arthur DellaSalla
Vice President

Client:

WITNESS/ATTEST:	2TOR, INC.

/s/ [ILLEGIBLE]	By:	/s/ Jason Zocks		[SEAL]
		Name:		Jason Zocks
		Title:		VP-Admissiors

4

EXHIBIT A

AS-BUILT PLAN

5
6
7
8
A
B
C
D
KEY PLAN
N.T.S.

METRO—PLEX II 6201 CORPORATE DRIVE, LANDOVER, MD 301-459-5561 301-459-3151	NOT TO SCALE 12 FEBRUARY 2009 NOORALIAN NELSON & ASSOCIATES	SUITE 190 4,446 R.S.F. AS-BUILT PLAN

A-1

SW6116 - Tatami Tan
SW6479 - Drizzle
SW6113 - Interactive Cream
Top - White - SW7005
Bottom - SW6479 - Drizzle
Trim - white high gloss
REF
All Other Walls
Top - SW6113
Bottom - SW6116
Trim - SW6111

Suite 190 - 2Tor

SECOND AMENDMENT TO LEASE

This Second Amendment to Lease (the “Second Amendment”) is made as of the 15th day of November, 2009, between MPLX-LANDOVER CO LLC (“Landlord”) and 2TOR, INC. (“Client”).

WHEREAS, Landlord and Client entered into a Lease Agreement dated June 20, 2008, as amended by a First Amendment to Lease dated March 20, 2009 (collectively, the “Lease”) for premises which contain approximately Four Thousand Four Hundred Fifty-six (4,456) rentable square feet of space known as Suite 190 on the first (1st) floor (the “Original Premises”) of the office building located at 8201 Corporate Drive, Landover, Maryland (the “Building”); and

WHEREAS, Landlord and Client wish, among other matters, to amend the Lease to expand the leased premises, all on the terms hereinafter contained.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, the parties agree as follows:

1.                                      Expansion Premises. Commencing on the date of the full execution of this Second Amendment by both parties (the “Expansion Premises Commencement Date”), Landlord hereby demises and leases to Client, and Client hereby leases and accepts from Landlord, for a term and upon the conditions hereinafter provided, approximately One Thousand Three Hundred Thirty-nine (1,339) rentable square feet of space known as Suite 110, on the first (1st) floor of the Building, outlined on the floor plan attached hereto and incorporated herein by reference as Exhibit A (the “Expansion Premises”). During the Expansion Premises Term, all references in the Lease to the Premises shall mean the Original Premises and the Expansion Premises, a total of approximately Five Thousand Seven Hundred Ninety-five (5,795) rentable square feet of space.

2.                                      Expansion Premises Term. The term of the Lease for the Expansion Premises shall commence on the Expansion Premises Commencement Date and shall continue for ninety (90) days thereafter (the “Expansion Premises Term”), whereupon the Term shall continue on a month-to-month basis, terminable by either party by delivering to the other at least thirty-days prior written notice of the proposed termination date, which termination date shall be the end of a calendar month. If for any reason whatsoever, Landlord cannot deliver possession of the Expansion Premises to Client on or before the Expansion Premises Commencement Date, the Lease, as amended by this Second Amendment, shall not be void or voidable, nor shall Landlord, or Landlord’s agents, advisors, employees, partners, shareholders, directors, invitees, independent contractors or Landlord’s Investment Advisors (as defined in the Lease), be liable to Client for any loss or damage resulting therefrom. Client shall not be liable for Annual Basic Rental with respect to the Expansion Premises until Landlord delivers possession of the Expansion Premises to Client.

3.                                      Basic Rental for Expansion Premises. Effective as of the Expansion Premises Commencement Date, Client shall pay Landlord Basic Rental for the Expansion Premises (the “Expansion Premises Basic Rental”), at an annualized rate of Twenty-Nine Thousand Four Hundred Fifty-eight and 00/100 Dollars ($29,458.00), in legal tender, at Landlord’s office, payable in equal monthly sums of Two Thousand Four Hundred Fifty-four and 83/100 Dollars ($2,454 83), all as more fully provided in Section 3 of the Lease. The first full monthly installment (i.e., $2,454.83) shall be due upon Client’s execution of this Second Amendment and shall be applied to the Monthly Basic Rental for the Expansion Premises due for the first month of the Expansion Premises Term.

4.                                      Basic Rental Escalation. In the event the Expansion Premises Term is not terminated prior to May 1, 2010, the Expansion Premises Basic Rental shall be increased annually, effective on May 1, 2010 and on each May 1st during the Expansion Premises Term by an amount equal to five percent (5%) of the escalated Expansion Premises Basic Rental then in effect.

5.                                      Operating Expense and Real Estate Tax Increases for Expansion Premises. Client shall not be obligated to Landlord for the payment of Operating Expenses or Real Estate Taxes for the Expansion Premises during the Expansion Premises Term.

6.                                      Improvements to Expansion Premises.  Client agrees to accept the Expansion Premises in its “as is” condition as of the Expansion Premises Commencement Date.

7.                                      Insurance. In accordance with the provisions of Section 26 of the Lease, Client shall deliver to Landlord, on or before the Expansion Premises Commencement Date, a revised certificate of insurance reflecting the Expansion Premises as an additional insured location.

8.                                      Security Deposit. Upon execution of this Second Amendment by Client, Client shall deposit an additional $2,454.83 with Landlord to increase the existing Security Deposit from $8,732.69 to $11,187.52. The increased Security Deposit will be held by Landlord in accordance with the terms of Section 5 of the Lease.

9.                                      Lease Terms Modified. Section 1 (“Definitions”) of the Lease and the portion of the Lease titled “Data Sheet” are hereby amended to reflect the terms and conditions of this Second Amendment, and to the extent there are any conflicts between the Lease, as amended by this Second Amendment, the provisions of this Second Amendment shall control.

10.                               Brokers. Client warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Second Amendment, and Client agrees to indemnify Landlord against all costs, expenses, attorneys’ fees or other liability for commissions or other compensation or charges claimed by any other broker or agent claiming the same by, through or under Client.

11.                               Defined Terms. Except as otherwise expressly provided herein, all defined terms shall have the same meanings as provided in the Lease.

12.                               Headings. Headings contained in this Second Amendment are for convenience only and are not substantive to the provisions of this Second Amendment.

13.                               Lease Terms Ratified. Except as otherwise expressly provided herein, and unless inconsistent with the terms hereof, all other terms, conditions and covenants of the Lease are hereby ratified and confirmed and shall apply to the Expansion Premises. Client certifies to Landlord that the Lease is in full force and effect, that Landlord is not in default or breach of any of Landlord’s obligations under the Lease, and that Client is unaware of any condition or circumstance which, but for the passage of time or delivery of notice, would constitute a default under the Lease.

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IN WITNESS WHEREOF, the parties have executed this Second Amendment by affixing their hands and seals as of the date noted above.

Landlord:

WITNESS/ATTEST:	MPLX-LANDOVER CO LLC, a Maryland limited liability company

	By:	MPLX Holdings, LLC, a Delaware limited liability company, its sole member

		By:	Metroplex MM Co. LLC, a Delaware limited liability company, its managing member

/s/ Natalia Maselli			By:	/s/ Arthur DellaSalla
Arthur DellaSalla
Vice President

Client:

WITNESS/ATTEST:	2TOR, INC.

/s/ [ILLEGIBLE]	By:	/s/ Jason Zocks			[SEAL]
		Name:	Jason Zocks
		Title:	VP Admissiors

3

EXHIBIT A

OUTLINE OF EXPANSION PREMISES

D
20'-0"
E
20'-0"
F
20'-0"
20'-0"
2
3
4

KEY PLAN

N.T.S.

METRO-PLEX II 8201 CORPORATE DRIVE, LANDOVER, MD 301-459-5561 301-459-3151	SCALE: 1/8"=1'-0" 12 FEBRUARY 2009 NOORALIAN NELSON & ASSOCIATES	SUITE 110 1,339 R.S.F. AS-BUILT PLAN

A-1

THIRD AMENDMENT TO LEASE

This Third Amendment to Lease (the “Third Amendment”) is made as of the 5th day of February, 2010, between MPLX-LANDOVER CO LLC (“Landlord”) and 2TOR, INC. (“Client”).

WHEREAS, Landlord and Client entered into a Lease Agreement dated June 30, 2008, as amended by a First Amendment to Lease dated March 20, 2009 and a Second Amendment to Lease dated November 15, 2009 (collectively, the “Lease”) for premises which contain approximately Four Thousand Four Hundred Forty-six (4,446) rentable square feet of space known as Suite 190 (the “Suite 190 Premises”) and One Thousand Three Hundred Thirty-nine (1,339) rentable square feet known as Suite 110 (the “Suite 110 Premises”) on the first (1st) floor (jointly, the “Original Premises”) of the office building located at 8201 Corporate Drive, Landover, Maryland (the “Building”); and

WHEREAS, the Lease is scheduled to expire April 30, 2014; and

WHEREAS, Landlord and Client wish, among other matters, to amend the Lease to further expand the leased premises, and to extend the term, all on the terms hereinafter contained.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, the parties agree as follows:

1.                                      Suite 450 Expansion Premises. Commencing on the earlier of (i) the date on which Landlord’s Work (defined in Section 9 hereof) in the Suite 450 Expansion Premises (hereinafter defined) is Substantially Complete (as defined in Exhibit D, attached hereto) by Landlord, or (ii) the date Client takes occupancy of the Suite 450 Expansion Premises to conduct its business therefrom, which is anticipated to be February 15, 2010 (the “Suite 450 Expansion Premises Commencement Date”), Landlord hereby demises and leases to Client, and Client hereby leases and accepts from Landlord, for a term and upon the conditions hereinafter provided, approximately Four Thousand Nine Hundred Eighty (4,980) rentable square feet of space known as Suite 450, on the fourth (4th) floor of the Building, outlined on the floor plan attached hereto and incorporated herein by reference as Exhibit A (the “Suite 450 Expansion Premises”). Suite 450 is vacant as of the date of this Amendment. At either party’s request, the parties shall jointly execute and deliver to one another a memorandum in reasonable form prepared by Landlord confirming the Suite 450 Expansion Premises Commencement Date.

2.                                      Suite 110 Premises. The term of Client’s lease of the Suite 110 Premises shall be extended from the Suite 450 Expansion Premises Commencement Date through January 31, 2017 and is agreed to no longer be month-to-month as stated in the Second Amendment to Lease. The Suite 110 Premises are leased in their “as is” condition, at the per square foot Basic Rental rate set forth in Section 8 below. Additionally, from and after the Suite 450 Expansion Premises Commencement Date, Client shall become obligated to pay Operating Expenses and Real Estate Taxes increases for the Suite 110 Premises in accordance with the provisions of Section 12.c below. Notwithstanding the foregoing, in the event that Client elects to extend its lease for the Suite 190 Premises for the Suite 190 Extension Term (defined in Section 5 hereof); Client shall have the option to terminate its Lease for the Suite 110 Premises by delivering written notice to Landlord of such election.

3.                                      Suite 450 Expansion Premises Term. The term of Client’s lease of the Suite 450 Expansion Premises shall commence on the Suite 450 Expansion Premises Commencement Date and shall end on the date hereinafter provided. If, for any reason whatsoever, Landlord cannot deliver possession of the Suite 450 Expansion Premises to Client on or before the anticipated Suite 450 Expansion Premises Commencement Date, the Lease, as amended by this Third Amendment, shall not be void or voidable, nor shall Landlord, or Landlord’s agents, advisors, employees, partners, shareholders, directors, invitees, or independent contractors be liable to Client for any loss or damage resulting therefrom. Client shall not be liable for Annual Basic Rental with respect to the Suite 450 Expansion Premises until Landlord delivers possession of the Suite 450 Expansion Premises to Client. Commencing on the Suite 450 Expansion Premises Commencement Date, all references to the “Premises” in the Lease shall refer to the Suite 190 Premises and the Suite 450 Expansion Premises, a total of approximately Nine Thousand Four Hundred Twenty-six (9,426) rentable square feet of space (further, so long as Client continues to lease the Suite 110 Premises, the Suite 110 Premises shall also be part of the Premises).

4.                                      Suite 400 Expansion Premises. Commencing on the earlier of (i) the date on which Landlord’s Work (defined in Section 9 hereof) in the Suite 400 Expansion Premises (hereinafter defined) is Substantially Complete (as defined in Exhibit D, attached hereto) by Landlord, or (ii) the date Client takes occupancy of the Suite 400 Expansion Premises to conduct its business therefrom, which is anticipated to be June 1, 2010 (the “Suite 400 Expansion Premises Commencement Date”), Landlord hereby demises and leases to Client, and Client hereby leases and accepts from Landlord, for a term and upon the conditions hereinafter provided, approximately Four Thousand One Hundred Forty-seven (4,147) rentable square feet of space known as Suite 400, on the fourth (4th) floor of the Building, outlined on the floor plan attached hereto and incorporated herein by reference as Exhibit B (the “Suite 400 Expansion Premises”). At either party’s request, the parties shall jointly execute and deliver to one another a memorandum in reasonable form prepared by Landlord confirming the Suite 400 Expansion Premises Commencement Date.

5.                                      Suite 190 Premises. Client shall remain in possession of the Suite 190 Premises in its current “as is” condition, on a month-to-month basis at the Basic Rental and Additional Rent payable as of its execution of this Third Amendment. By written notice delivered to Landlord not later than ninety (90) days after the DECO Expansion Premises Commencement Date (defined in Section 7(a) hereof) or the Alternate Floor Premises Commencement Date (defined in Section 7(c) hereof) (whichever is applicable), Client may elect to extend the term of Client’s lease of the Suite 190 Premises, in its then “as is” condition, for the period commencing on the ninety-first (91st) day after the DECO Expansion Premises Commencement Date (the “Suite 190 Extension Term Commencement Date”) and ending on the Lease Expiration Date (the “Suite 190 Extension Term”) at the per square foot Basic Rental rate set forth in Section 8 below, whereupon the term of Client’s lease of the Suite 190 Premises shall continue until January 31, 2017. Additionally, from and after the Suite 190 Extension Term Commencement Date, Client shall become obligated to pay Operating Expenses and Real Estate Taxes increases for the Suite 190 Premises in accordance with the provisions of Section 12.c below. If such right is not exercised, the term of Client’s lease of the Suite 190 Premises shall terminate on the ninetieth (90th) day after the DECO Expansion Premises Commencement Date or the Alternate Floor Premises Commencement Date (whichever is applicable) (the “Suite 190 Termination Date”), and Client agrees to vacate the Suite 190 Premises in accordance with its obligations under Section 22 of the Lease, on or before the Suite 190 Termination Date. As of the Suite 190 Termination Date, neither Landlord nor Client hereto shall have any further

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claim against the other by reason of said Lease as to the Suite 190 Premises, except (a) as otherwise expressly provided herein; (b) for the holdover provisions of said Lease, which shall become effective if Client has not fully vacated the Suite 190 Premises on or before the Suite 190 Termination Date (such provision being modified with respect to the Suite 190 Premises solely to provide that Landlord may charge Client 125% of the Suite 190 Basic Rental payable immediately prior to the Suite 110 Termination Date); and (c) for any obligation which one party may have to the other to defend, indemnify or hold harmless the other against and from any liability, claim of liability or expense arising out of any negligent or otherwise tortious injury to or death of any person, or damage to any property; provided, however, that all obligations of the Client incurred pursuant to the Lease for the Suite 190 Premises prior to the date of cancellation and termination of Client’s obligations for the Suite 190 Premises and not as yet performed, shall continue in full force and effect until fully performed by Client.

6.                                      Suite 400 Expansion Premises Term. The term of Client’s lease of the Suite 400 Expansion Premises shall commence on the Suite 400 Expansion Premises Commencement Date and shall continue until the date hereinafter set forth. If for any reason whatsoever, Landlord cannot deliver possession of the Suite 400 Expansion Premises to Client on or before the anticipated Suite 400 Expansion Premises Commencement Date, the Lease, as amended by this Third Amendment, shall not be void or voidable, nor shall Landlord, or Landlord’s agents, advisors, employees, partners, shareholders, directors, invitees, or independent contractors be liable to Client for any loss or damage resulting therefrom except as expressly provided herein. Client shall not be liable for Annual Basic Rental with respect to the Suite 400 Expansion Premises until Landlord delivers possession of the Suite 400 Expansion Premises to Client. Notwithstanding the foregoing, Landlord agrees that (i) if the Suite 400 Expansion Premises Commencement Date has not occurred by June 1, 2010, then for every day elapsed between that date and the date on which the Suite 400 Expansion Premises Commencement Date occurs Client shall receive one day’s abatement of Basic Rental with regard to the Suite 400 Expansion Premises commencing on the Suite 400 Expansion Premises Commencement Date (solely by way of example and not limitation, if the Suite 400 Expansion Premises Commencement Date occurs on June 16, 2010, Client shall receive fifteen (15) days’ abatement of Basic Rental on account of such delay); and (ii) if the Suite 400 Expansion Premises Commencement Date has not occurred by September 1, 2010, Client may elect, by written notice to Landlord, to terminate Client’s lease of the Suite 400 Expansion Premises effective as of October 1, 2010, in which event Client’s lease of all other space in the Building in effect at that time shall continue in effect without termination through the Lease Expiration Date at the rates of Basic Rental per rentable square foot stated in Section 8 hereof, exclusive of Section 8(c); provided further, that if Landlord has Substantially Completed Landlord’s Work within the Suite 400 Expansion Premises prior to October 1, 2010, Client’s termination right set forth above shall be null and void and of no force or effect and Client’s sole remedy for such delay shall be the Basic Rental abatement. If the Suite 400 Expansion Premises Commencement Date has not occurred by December 1, 2010 for reasons set forth in Section 31 of the Lease, Landlord may elect, by written notice to Client, to terminate Client’s lease of the Suite 400 Expansion Premises effective as of the date of such notice. Commencing on the Suite 400 Expansion Premises Commencement Date, all references to the “Premises” in the Lease shall refer to both the Suite 450 Expansion Premises and the Suite 400 Expansion Premises, together containing a total of approximately Nine Thousand One Hundred Twenty-seven (9,127) rentable square feet of space (further, so long as Client continues to lease either or both of the Suite 110 Premises and the Suite 190 Premises, such space or spaces that Client continues to lease shall also be part of the Premises). Termination by either party of Client’s lease of the Suite 400 Expansion Premises as permitted hereunder shall likewise render Section 7(a) hereof null and void.

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7.                                      Full Floor Premises.

(a)                         On or before April 1, 2011, Landlord shall deliver to Client either (i) written notice confirming that Landlord will deliver to Client the DECO Expansion Premises (hereinafter defined) as provided in this Section 7(a) and stating the anticipated DECO Expansion Premises Commencement Date (hereinafter defined) or (ii) the Substitution Notice (defined in Section 7(b) hereof); provided, however, that if Client has terminated the lease for the Suite 400 Expansion Premises pursuant to Section 6 hereof, Landlord shall be obligated to deliver the Substitution Notice hereunder. If Landlord has so elected to deliver the DECO Expansion Premises, then commencing on the earlier of (i) the date that Landlord’s Work in the DECO Expansion Premises (hereinafter defined) is Substantially Complete (as defined in Exhibit D, attached hereto) by Landlord or (ii) the date Client takes occupancy of the DECO Expansion Premises to conduct its business therefrom (the “DECO Expansion Premises Commencement Date”), Landlord hereby demises and leases to Client and Client hereby leases and accepts from Landlord, for a term and upon the conditions hereinafter provided, approximately Five Thousand Six Hundred Fifty-Three (5,653) rentable square feet of space compromising the entire rentable area of the fourth floor of the Building that is not contained within the Suite 400 Expansion Premises and the Suite 450 Expansion Premises (the “DECO Expansion Premises”). Landlord estimates that the DECO Expansion Premises Commencement Date will occur on June 1, 2011 and Landlord agrees that the DECO Expansion Premises Commencement Date shall not occur prior to October 1, 2010 absent Client’s prior written consent. As of the DECO Expansion Premises Commencement Date, the term “Premises” in the Lease shall refer to the Suite 450 Expansion Premises, the Suite 400 Expansion Premises and the DECO Expansion Premises, being the entire rentable area of the Fourth Floor and containing an aggregate of approximately Fourteen Thousand Seven Hundred Eighty (14,780) rentable square feet of space (further, so long as Client continues to lease either or both of the Suite 110 Premises and the Suite 190 Premises, such space or spaces that Client continues to lease shall also be part of the Premises). At either party’s request, the parties shall jointly execute and deliver to one another a memorandum in reasonable form prepared by Landlord confirming the DECO Expansion Premises Commencement Date.

(b)                         Notwithstanding the foregoing, in lieu of delivering the DECO Expansion Premises to Client, Landlord may deliver written notice to Client (the “Substitution Notice”) on or before April 1, 2011 that it is opting to deliver a full floor of the Building containing approximately Fourteen Thousand Seven Hundred Eighty (14,780) rentable square to Client other than the fourth floor (the “Alternate Floor Premises”). The Substitution Notice shall specify which floor is the Alternate Floor Premises. Landlord shall improve such Alternate Floor Premises for Client as hereinafter provided, and Landlord shall deliver the Alternate Floor Premises to Client with Landlord’s Work Substantially Complete on or about June 1, 2011. Upon Landlord’s timely delivery of the Substitution Notice, Section 7(a) of this Amendment shall be null and void and the terms of Section 7(c) hereof shall instead apply.

(c)                                  If Landlord has timely delivered the Substitution Notice under Section 7(b) hereof, then commencing on the earlier of (i) the date the Alternate Floor Premises is Substantially Complete (as defined in Exhibit D, attached hereto) by Landlord, or (ii) the date Client takes occupancy of the Alternate Floor Premises to conduct its business therefrom, which is anticipated to be June 1, 2011 (the “Alternate Floor Premises Commencement Date”), Landlord hereby demises and leases to Client and Client hereby leases and accepts from Landlord, for a term and upon the conditions hereinafter provided, the Alternate Floor Premises. Client’s contractors shall be afforded access to the Alternate Floor Premises (subject to

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Landlord’s reasonable scheduling requirements) during the thirty (30) day period prior to the Alternate Floor Premises Commencement Date in order to install Client’s telephone and data lines, conduit and equipment and Client’s furniture and work stations within the Alternate Floor Premises; provided, however, that (i) Landlord shall designate in its commercially reasonably discretion a reasonable number of days on which Client may so enter the Alternate Floor Premises, (ii) Client shall not interfere with Landlord’s Work within the Alternate Floor Premises, (iii) all waiver and indemnity provisions of this Lease shall apply to such early entry, and (iv) all property placed in the Alternate Floor Premises by Client shall remain there at Client’s sole risk. Upon the Alternate Floor Premises Commencement Date and Client’s completion of such work (but in no event later than 30 days after Landlord has delivered the Alternate Floor Premises to Client with Landlord’s Work Substantially Complete), Client shall have up to five (5) days within which to relocate Client’s furnishings, trade fixtures and equipment from the Suite 450 Expansion Premises and the Suite 400 Expansion Premises to the Alternate Floor Premises. Landlord shall perform such relocation for Client, at Landlord’s expense. At the end of such five-day period (the “Alternate Floor Effective Date”), Client’s lease of the Suite 400 Expansion Premises and the Suite 450 Expansion Premises shall terminate absolutely (without thereby terminating Client’s lease of any other portions of the Premises), and neither Landlord nor Client shall have any further claim against the other by reason of said Lease as to the Suite 400 Expansion Premises and the Suite 450 Expansion Premises, except (a) as otherwise expressly provided herein; (b) for the holdover provisions of said Lease, which shall become effective if Client has not fully vacated the Suite 400 Expansion Premises and the Suite 450 Expansion Premises on or before the Alternate Floor Effective Date; and (c) for any obligation which one party may have to the other to defend, indemnify or hold harmless the other against and from any liability, claim of liability or expense arising out of any negligent or otherwise tortious injury to or death of any person, or damage to any property; provided, however, that all obligations of the Client incurred pursuant to the Lease for the Suite 400 Expansion Premises and the Suite 450 Expansion Premises prior to the date of cancellation and termination of Client’s obligations for the Suite 400 Expansion Premises and the Suite 450 Expansion Premises and not as yet performed, shall continue in full force and effect until fully performed by Client. Basic Rental shall not commence to be payable for the Alternate Floor Premises until the sixty-first (61st) consecutive day after the Alternate Floor Effective Date (the “Alternate Floor Rent Commencement Date”). Client’s lease of the Alternate Floor Premises shall continue until January 31, 2017 (the “Lease Expiration Date”). Commencing on the Alternate Effective Date, the term “Premises” as used in the Lease shall refer to the Alternate Floor Premises (further, so long as Client continues to lease either or both of the Suite 110 Premises and the Suite 190 Premises, such space or spaces that Client continues to lease shall also be part of the Premises). At either party’s request, the parties shall jointly execute and deliver to one another a memorandum in reasonable form prepared by Landlord confirming the Alternate Floor Effective Date, the Alternate Floor Premises Commencement Date and the Alternate Floor Rent Commencement Date.

(d)                         If Section 7(a) hereof remains in effect, if for any reason whatsoever, Landlord cannot deliver possession of the DECO Expansion Premises to Client on or before the anticipated DECO Expansion Premises Commencement Date, the Lease, as amended by this Third Amendment, shall not be void or voidable, nor shall Landlord, or Landlord’s agents, advisors, employees, partners, shareholders, directors, invitees, or independent contractors be liable to Client for any loss or damage resulting therefrom except as expressly provided herein. Client shall not be liable for Annual Basic Rental with respect to the DECO Expansion Premises until Landlord delivers possession of the DECO Expansion Premises to Client. Notwithstanding the foregoing, Landlord agrees that (i) if the DECO Expansion Premises Commencement Date has not occurred by July 1, 2011, then for every day elapsed between that date and the date on

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which the DECO Expansion Premises Commencement Date occurs Client shall receive one day’s abatement of Basic Rental with regard to the DECO Expansion Premises commencing on the DECO Expansion Premises Commencement Date (solely by way of example and not limitation, if the DECO Expansion Premises Commencement Date occurs on July 16, 2011, Client shall receive fifteen (15) days’ abatement of Basic Rental on account of such delay); and (ii) if the DECO Expansion Premises Commencement Date has not occurred by October 1, 2011, Client may elect, by written notice to Landlord, to terminate Client’s lease of the DECO Expansion Premises effective as of November 1, 2011, in which event Client’s lease of all other space in the Building in effect at that time shall continue in effect without termination through the Lease Expiration Date at the rates of Basic Rental per rentable square foot stated in Section 8 hereof, exclusive of Section 8(d); provided further, that if Landlord has Substantially Completed Landlord’s Work within the DECO Expansion Premises prior to November 1, 2011, Client’s termination right set forth above shall be null and void and of no force or effect and Client’s sole remedy for such delay shall be the Basic Rental abatement. If the DECO Expansion Premises Commencement Date has not occurred by January 1, 2012, Landlord may elect, by written notice to Client, to terminate Client’s lease of the DECO Expansion Premises effective as of the date of such notice.

(e)                          If Landlord has timely delivered the Substitution Notice under Section 7(b) hereof, then if for any reason whatsoever, Landlord cannot deliver possession of the Alternate Floor Premises to Client on or before the anticipated Alternate Floor Premises Commencement Date, the Lease, as amended by this Third Amendment, shall not be void or voidable, nor shall Landlord, or Landlord’s agents, advisors, employees, partners, shareholders, directors, invitees, or independent contractors be liable to Client for any loss or damage resulting therefrom except as expressly provided herein. Client shall not be liable for Annual Basic Rental with respect to the Alternate Floor Premises until Landlord delivers possession of the Alternate Floor Premises to Client. Notwithstanding the foregoing, Landlord agrees that (i) if the Alternate Floor Premises Commencement Date has not occurred by July 1, 2011, then for every day elapsed between that date and the date on which the Alternate Floor Premises Commencement Date occurs Client shall receive one day’s abatement of Basic Rental with regard to the DECO Expansion Premises commencing on the Alternate Floor Premises Commencement Date (solely by way of example and not limitation, if the Alternate Floor Premises Commencement Date occurs on July 1, 2011, Client shall receive fifteen (15) days’ abatement of DECO Expansion Premises Basic Rental on account of such delay); and (ii) if the Alternate Floor Premises Commencement Date has not occurred by October 1, 2011, Client may elect, by written notice to Landlord, to terminate Client’s lease of the Alternate Floor Premises effective as of November 1, 2011, in which event Client’s lease of all other space in the Building in effect at that time shall continue in effect without termination through the Lease Expiration Date at the rates of Basic Rental per rentable square foot stated in Section 8 hereof, exclusive of Section 8(d); provided further, that if Landlord has Substantially Completed Landlord’s Work within the Alternate Floor Premises prior to November 1, 2011, Client’s termination right set forth above shall be null and void and of no force or effect and Client’s sole remedy for such delay shall be the Basic Rental abatement. If the Alternate Floor Premises Commencement Date has not occurred by January 1, 2012, Landlord may elect, by written notice to Client, to terminate Client’s lease of the Alternate Floor Premises effective as of the date of such notice.

(f) Upon the occurrence of the DECO Expansion Premises Commencement Date or the Alternate Floor Premises Commencement Date (whichever is applicable) (whichever of such dates is applicable being herein sometimes also referred to as the “Full Floor Premises Commencement Date”), the full floor of the Building leased to Client pursuant to this Section 7 shall be referred to as the “Full Floor Premises”).

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8.                                      Basic Rental for Premises During Expansion Premises Term. Effective as of the Suite 450 Expansion Premises Commencement Date, and continuing for the Expansion Premises Term, Client shall pay Basic Rental for the Premises pursuant to the following schedule, all payments to be made in legal tender, at Landlord’s office, as more fully provided in Section 3 of the Lease:

(a)  For the Suite 110 Premises, commencing on the Suite 450 Expansion Premises Commencement Date (herein abbreviated as “S450EPCD”):

	Rentable	Basic Rental
	Square	Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental
First 24 months after S450EPCD	1,339	$21.00	$2,343.25	$28,119.00
Months 25-36 after S450EPCD	1,339	$21.63	$2,413.55	$28,962.57
Months 37-48 after S450EPCD	1,339	$22.28	$2,486.08	$29,832.92
Months 49-60 after S450EPCD	1,339	$22.95	$2,560.84	$30,730.05
Months 61-72 after S450EPCD	1,339	$23.64	$2,637.83	$31,653.96
Months 73-84 after S450EPCD	1.339	$24.35	$2,717.05	$32,604.65

(b)  For the Suite 450 Expansion Premises, commencing on the Suite 450 Expansion Premises Commencement Date (herein abbreviated as “S450EPCD”):

	Rentable	Basic Rental
	Square	Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental
First 24 months after S450EPCD	4,980	$21.00	$8,715.00	$104,580.00
Months 25-36 after S450EPCD	4,980	$21.63	$8,976.45	$107,717.40
Months 37-48 after S450EPCD	4,980	$22.28	$9,246.20	$110,954.40
Months 49-60 after S450EPCD	4,980	$22.95	$9,524.25	$114,291.00
Months 61-72 after S450EPCD	4,980	$23.64	$9,810.60	$117,727.20
Months 73-84 after S450EPCD	4,980	$24.35	$10,105.25	$121,263.00

(c)  For the Suite 400 Expansion Premises, commencing on the Suite 400 Expansion Premises Commencement Date (herein abbreviated as “S400EPCD”):

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	Rentable	Basic Rental
	Square	Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental
S400EPCD thru remainder of the first 24 months after S450EPCD	4,147	$21.00	$7,257.25	$87,087.00
Months 25-36 after S450EPCD	4,147	$21.63	$7,474.97	$89,699.61
Months 37-48 after S450EPCD	4,147	$22.28	$7,699.60	$92,395.16
Months 49-60 after S450EPCD	4,147	$22.95	$7,931.14	$95,173.65
Months 61-72 after S450EPCD	4,147	$23.64	$8,169.59	$98,035.08
Months 73-84 after S450EPCD	4,147	$24.35	$8,414.95	$100,979.45

(d)  Notwithstanding the foregoing, effective on the Full Floor Premises Commencement Date the Basic Rent charts set forth in Sections 8(b) and 8(c) hereof for the Suite 450 Expansion Premises and the Suite 400 Expansion Premises shall cease to have any force or effect and the Basic Rental payable by Client for the Full Floor Premises, commencing on the Full Floor Premises Commencement Date (herein abbreviated as “FFPCD”), shall be as follows:

	Rentable	Basic Rental
	Square	Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental
FFPCD thru remainder of the first 24 months after S450EPCD	14,780	$21.00	$25,865.00	$310,380.00	*
Months 25-36 after S450EPCD	14,780	$21.63	$26,640.95	$319,691.40
Months 37-48 after S450EPCD	14,780	$22.28	$27,441.53	$329,298.40
Months 49-60 after S450EPCD	14,780	$22.95	$28,266.75	$339,201.00
Months 61-72 after S450EPCD	14,780	$23.64	$29,116.60	$349,399.20
Months 73-84 after S450EPCD	14,780	$24.35	$29,991.08	$359,893.00

*Annualized

(e)                          For the Suite 190 Premises (i) prior to the Suite 190 Extension Term Commencement Date, at the rates set forth in the First Amendment to Lease, and (ii) if Client extends its lease of the Suite 190 Premises for the Suite 190 Extension Term pursuant to Section 5 hereof, commencing on the Suite 190 Extension Term Commencement Date (herein abbreviated as “S190ETCD”), as follows:

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	Rentable	Basic Rental
	Square	Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental
S190ETCD thru remainder of the first 24 months after S450EPCD	4,446	$21.00	$7,780.50	$93,366.00	*
Months 25-36 after S450EPCD	4,446	$21.63	$8,013.92	$96,166.98
Months 37-48 after S450EPCD	4,446	$22.28	$8,254.74	$99,056.88
Months 49-60 after S450EPCD	4,446	$22.95	$8,502.98	$102,035.70
Months 61-72 after S450EPCD	4,446	$23.64	$8,758.62	$105,103.44
Months 73-84 after S450EPCD	4,446	$24.35	$9,021.68	$108,260.10

*Annualized

The first full monthly installment owing for the Suite 450 Expansion Premises (i.e., $8,715.00) shall be due upon Client’s execution of this Third Amendment and shall be applied to the Monthly Basic Rental for the Suite 450 Expansion Premises due for the first month of the Suite 450 Expansion Premises Term.

9.                                      Improvements to Expansion Premises. Client shall accept the Suite 450 Expansion Premises, Suite 400 Expansion Premises, and Full Floor Premises in their “as is” condition as of the applicable Commencement Dates, except that Landlord agrees to provide the improvements set forth in Exhibit D hereto (“Landlord’s Work”).

10.                               Insurance. In accordance with the provisions of Section 26 of the Lease, Client shall deliver to Landlord, (i) on or before the Suite 450 Expansion Premises Commencement Date, a revised certificate of insurance reflecting the Suite 450 Expansion Premises as an additional insured location; (ii) on or before the Suite 400 Expansion Premises Commencement Date, a revised certificate of insurance reflecting the Suite 400 Expansion Premises as the insured location; and (iii) on or before the Full Floor Premises Commencement Date, a revised certificate of insurance reflecting the Full Floor Premises as the insured location.

11.                               Security Deposit. Upon execution of this Third Amendment by Client, Client shall deposit an additional $5,307.98 with Landlord to increase the existing Security Deposit from $11,187.52 to $16,495.50. On or before the Full Floor Premises Commencement Date, Client shall deposit an additional $9,369.50 to increase the Security Deposit to $25,865.00. The increased Security Deposit will be held by Landlord in accordance with the terms of Section 5 of the Lease.

12.                               Lease Terms Modified or Deleted.

a.                              Section 1 (“Definitions”) of the Lease and the portion of the Lease titled “Data Sheet” are hereby amended to reflect the terms and conditions of this Third Amendment, and to the extent there are any conflicts between the Lease, as amended by this Third Amendment, the provisions of this Third Amendment shall control.

b.                              Section (k) of the Data Sheet is hereby modified to replace “Sixteen (16) parking spaces” with “3.6 spaces per 1,000 rentable square feet leased.” Landlord agrees that Client may, at its sole expense, mark one parking space at the foot of the steps to the Suite 110 Premises with signage indicating that such space is reserved to Client. The location, size and

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all other specifications of such signage to be subject to Landlord’s prior approval (which shall not be unreasonably withheld) and compliance with all applicable laws. Client acknowledges and agrees that the right to mark such space reserved may be revoked by Landlord at any time, upon three (3) business days written notice, in the event that the existence of a “reserved parking space” at the Project causes Landlord difficulty, disruption or other trouble with any current or future tenant of the Project.

c.                               Effective as of the Suite 450 Expansion Premises Commencement Date, Section 8 (“Operating Expenses”) of the Lease is hereby deleted and replaced with the following:

“8.                               OPERATING EXPENSES

(b)                                 Effective January 1, 2011, and continuing during the Expansion Premises Term, Client shall pay as Additional Rent Client’s Proportionate Share of an amount equal to the excess (“Excess”) from time to time by which the Basic Cost in any calendar year exceeds the Base Year Stop. Landlord shall make a good faith estimate of the Excess for each upcoming calendar year and Client shall be required to pay the monthly payment of such Additional Rent equal to one-twelfth (1/12) of such estimate. Client shall continue to make said monthly payments until notified by Landlord of a change therein. If at any time or times Landlord determines that the amounts payable under this Section for the Excess will vary from Landlord’s estimate previously given to Client, Landlord, by notice to Client, may revise the estimate for such Excess, and subsequent payments by Client for such Excess shall be based upon such revised estimate.

(c)                                  Within a reasonable time after the close of each calendar year during Client’s occupancy and the calendar year following termination of this Lease, or as soon thereafter as practical, Landlord shall furnish to Client a statement of Landlord’s actual Basic Cost for the previous year. If the total of the monthly installments paid by Client is less than Client’s total annual obligation for the Excess, Client shall within twenty (20) days of invoice pay the difference upon receipt of Landlord’s annual statement. Any overpayment shall be credited to Client’s obligation for the next succeeding period or other amounts due and payable under this Lease.

(c)                                  Each statement furnished by Landlord to Client shall be conclusive and binding upon Client unless, within thirty (30) days after receipt of such statement, Client delivers to Landlord a written notice specifying the particular details for which such statement is claimed to be incorrect. Upon receipt of Client’s notice, Landlord shall provide Client with reasonable additional detail concerning the questioned items. Pending the determination of such dispute, Client shall pay without delay the full amount of the Additional Rent payable by Client in accordance with each such statement that Client is disputing. Any overpayment shall be credited, in Landlord’s discretion, to the next installment of operating expenses due, or such other amounts as may be due Landlord under the Lease.

(d)                                 The following definitions shall apply with respect to application of this Section 8:

(i) “Client’s Proportionate Share”:

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	Rentable	Rentable
	Square	Square
	Feet of	Feet of	Proportionate
Suite	Suite	Building	Share
Suite 450 Expansion Premises	4,980	182,923	2.72%
Suite 400 Expansion Premises	4,147	182,923	2.27%
DECO Expansion Premises	5,653	182,923	3.09%
Full Floor Premises	14,780	182,923	8.08%
Suite 110 Premises	1,339	182,923	0.73%
Suite 190 Premises	4,446	182,923	2.43%

(ii) “Basic Cost”: The actual costs incurred by the Landlord in operating and maintaining the Building and the Land during each calendar year of the Expansion Premises Term for which Landlord has not been reimbursed by insurance proceeds, condemnation awards or otherwise.

Such costs shall include, by way of example rather than of limitation, (i) charges or fees for, and taxes on, the furnishing of electricity, water, sewer service, gas, fuel, or other utility services to the Building and the Land; (ii) costs of providing elevator, janitorial, trash, snow removal service, restriping, resurfacing, maintaining and repairing all walkways, roadways and parking areas on the Land, security costs, and cost of maintaining grounds, common areas, signage, and mechanical systems, sanitary sewer and drainage of the Building and the Land; (iii) all other costs of maintaining and repairing any or all of the Building or Land; (iv) all costs reasonably allocated by Landlord to the common areas of the Building and the Land in a multi-building development; (v) charges or fees for any necessary governmental permits and licenses (exclusive of any relating to any tenant’s premises); (vi) management fees, overhead and expenses reasonably related to management of the Building (including salaries for personnel directly or indirectly responsible for management and operation of the Building); (vii) premiums and payment of deductibles for hazard, liability, workmen’s compensation or similar insurance upon any or all of the Building and the Land; (viii) costs arising under service contracts with independent contractors; and (ix) the cost of any other items which, under generally accepted accounting principles consistently applied from year to year with respect to the Building or the Land, constitute operating or maintenance costs attributable to any or all of the Building or the Land; provided, however, if Landlord installs new or replacement equipment intended to reduce operating costs, then Landlord shall have the right to amortize the capital costs so incurred (“Permitted Capital Costs”) as part of Basic Costs on a straight line basis over the reasonable useful life thereof.

The term “Basic Cost” shall not include: (A) depreciation of the Building or any portion thereof; (B) interest or debt payments on encumbrances; (C) ground rents; (D) costs actually reimbursed through insurance proceeds to repair or replace damage by fire or insured other casualty; (E) compensation and benefits of executive officers or employees of Landlord or any management company above the level of property manager; (F) reserves of any kind, including but not limited to replacement reserves, and reserves for bad debts or lost rent or any similar charge not involving the payment of money to third parties; (G) commissions payable to leasing brokers and legal fees incurred in connection with the preparation and enforcement of leases; (H) costs which are considered “capital” under generally accepted accounting principles, except Permitted Capital Costs; (I) any fines, penalties or interest resulting from the negligence or willful misconduct of Landlord, its agents, contractors or employees; (K) Landlord’s charitable and political contributions; (L) attorneys fees and other expenses incurred in connection with negotiations or disputes with prospective or existing tenants of the Building; (M) costs incurred

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in leasing, advertising for the Building or other marketing or promotional activity specifically and primarily designed for marketing space in the Building; (N) amounts paid to persons or entities affiliated with, controlled by, controlling of, or under common control with, Landlord to the extent such amounts are materially greater than would have been charged by an unaffiliated third party in an arms-length transaction in the Landover, Maryland marketplace; (O) any management fees in excess of 4% of the annual gross rents from the Building; (P) costs for which Landlord has been compensated by a management fee; (Q) costs arising from the negligence or fault of other tenants or Landlord or its agents, or any vendors, contractors, or providers of materials or services selected, hired or engaged by Landlord or its agents; (R) to the extent not caused by Client, costs incurred in connection with any environmental clean-up, response action, or remediation on, in, under or about the Premises or the Building, including but not limited to, costs and expenses associated with the defense, administration, settlement, monitoring or management thereof; (S) costs incurred by Landlord in connection with rooftop communications equipment of Landlord or other persons, tenants, or occupants of the Building if such communications equipment is not available for use by Client; or (T) costs associated solely with the operation of the business of the entity which constitutes Landlord which are not related to, and are distinguishable from, the costs of operation of the Building, including entity accounting and legal matters, costs of defending any lawsuits with any mortgagee or ground lessor, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Building, costs of any disputes between Landlord and its employees (if any) not engaged in Building operation or between Landlord and Building management, or outside fees paid in connection with disputes with other tenants.

In determining Basic Cost, where less than 95% of the Building’s rentable square footage is occupied during all or any part of a year, those items of the Basic Cost which vary according to occupancy, such as electricity and janitorial services, shall be increased to that amount which would have been incurred had the Building been 95% occupied during the entire year.

(iii) “Base Year Stop”: The Basic Cost incurred during calendar year 2010.

(e)                                  The Landlord shall maintain records of Landlord’s Basic Cost for a period of one (1) year after the end of each calendar year. After receiving each statement of the Client’s Proportionate Share of the Excess, Client, or an independent, certified public accountant who is hired by Client on a non-contingent fee basis and who is reasonably acceptable to Landlord, shall have the right, during regular business hours and after giving at least ten (10) days’ advance written notice to Landlord, to inspect and complete an audit of Landlord’s books and records relating to Landlord’s Basic Cost for the immediately preceding calendar year. Client shall (and shall cause its employees, agents and consultants to) keep the results of any such audit or audited statement strictly confidential. If such audit or audited statement shows that the amounts paid by Client to Landlord on account of Client’s Proportionate Share of the Excess exceed the amounts to which Landlord is entitled hereunder, Landlord shall credit the amount of such excess toward the next monthly payments of Client’s Proportionate Share of Basic Cost due hereunder. All costs and expenses of any such audit or audited statement shall be paid by Client, unless it is determined that the Landlord’s initial statement was in error in Landlord’s favor by more than five percent (5%), in which case Landlord shall pay the reasonable cost of such audit or review within thirty (30) days of Client’s request (but in any event not more than $2,000.00).

d.                              Effective as of the Suite 450 Expansion Premises Commencement Date, Section 19 (“Taxes”) of the Lease is hereby deleted and replaced with the following:

12

“19.                         TAXES

(a)                         For the purposes of this Section:

(i)                             The term “Real Estate Taxes” means all taxes (including any rental occupancy taxes or gross receipts tax), rates and assessments, general and special, levied or imposed with respect to the Building and the Land or any portion thereof including all taxes, rates and assessments, general and special, levied or imposed for school, public betterment, general or local improvements; provided, however, that Real Estate Taxes shall not include: (1) net income, franchise, capital stock, estate or inheritance taxes unless such taxes are in imposed specifically in lieu of real estate taxes, (2) assessments, rental, occupancy and other like excise taxes, (3) realty transfer taxes, or (4) penalties or interest on late payment of Real Estate Taxes. If the system of real estate taxation shall be altered or varied and any new tax or levy shall be levied or imposed on said Building and Land or any portion thereof, and/or Landlord, in substitution of or in addition to real estate taxes presently levied or imposed on immovable property in the jurisdiction where the Building and Land is located, then any such new tax or levy shall be included within the term “Real Estate Taxes”.

(ii)                          The term “Base Year Real Estate Taxes” means the Real Estate Taxes applicable to the Real Estate Tax year commencing July 1, 2009 and expiring June 30, 2010.

(b)                         The term “Real Estate Tax Year” means each successive twelve-month (12) period, following and corresponding to the period in respect of which the Base Year Real Estate Taxes are established, irrespective of the period or periods which may currently, or from time to time in the future, be established by competent authority for the purposes of levying or imposing Real Estate Taxes.

(c)                          Client shall pay as Additional Rent throughout the term of this Lease each month, in advance, one-twelfth (1/12th) of Client’s estimated annual increase in its Proportionate Share for Real Estate Taxes for or attributable to the then current Real Estate Tax Year over the Base Real Estate Taxes (all as defined above). Such payments shall in no way limit Client’s annual obligation. If the total of such monthly installments paid is less than Client’s total annual obligation, Client shall within twenty (20) days of invoice pay the difference upon receipt of Landlord’s annual Real Estate Tax statement. Any overpayment shall be credited to Client’s obligation for the next succeeding period or other amounts due and payable under this Lease. Upon Client’s written request, Landlord agrees to provide Client, or otherwise make available to Client, a copy of the then current tax bill.

(d)                         Reasonable expenses incurred by Landlord in obtaining or attempting to obtain a reduction of any Real Estate Taxes shall be added to and included in the amount of any such Real Estate Taxes. Real Estate Taxes which are being contested by Landlord shall nevertheless be included for purposes of the computation of the liability of Client under this Section provided, however, that in the event that Client shall have paid any amount of increased rent pursuant to this Section and Landlord shall thereafter receive a refund of any portion of any real estate taxes on which such payment shall been based, Landlord shall credit to Client the appropriate portion of such refund based on the prior payments by Client. Landlord shall have no obligation to contest, object or litigate the levying or imposition of any Real Estate Taxes and may settle, compromise, consent to, waive or otherwise determine in its sole and unfettered discretion any Real Estate Taxes without consent or approval of Client.

(e)                          Nothing contained in this Section shall be construed at any time to reduce

13

or give rise to a credit against the monthly installments of Basic Rental payable hereunder.

(f)                           If the termination of this Lease shall not coincide with the end of the Real Estate Tax Year, then in computing the amount payable under this Section for the period between the commencement of the applicable Real Estate Tax year in question and the termination date of this Lease, the Base Real Estate Taxes shall be deducted from the Real Estate Taxes for the applicable Real Estate Tax Year and, if there shall be a difference, such difference, pro rated on a monthly basis, shall be payable by Client to Landlord within twenty (20) days after receipt of a statement of the amount thereof.

(g)                          Client shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Client in the Premises, and if any such taxes for which Client is liable are in any way levied or assessed against Landlord, Client shall pay the Landlord upon demand that part of such taxes for which Client is primarily liable hereunder.

13.                       Brokers. Each of Landlord and Client warrants to the other that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Third Amendment except for CB Richard Ellis, Client’s agent, and Cushman & Wakefield of Maryland, Inc., Landlord’s agent (the “Brokers”), and each agrees to indemnify the other against all costs, expenses, attorneys’ fees or other liability for commissions or other compensation or charges claimed by any broker or agent other than Brokers claiming the same by, through or under the indemnifying party. Landlord shall pay a fee or commission on account of this Amendment to both Brokers pursuant to separate written agreements.

14.                       Monument Signage. In the event that (i) Landlord erects monument signage at the Building during the Lease Term; and (ii) Client is leasing at least one (1) full floor of the Building, the Landlord agrees that Client, at its sole expense, may place its name on such monument (the specifications and size of which shall be subject to Landlord’s prior approval and compliance with all applicable laws). Landlord agrees that the size and visibility of Client’s sign on such monument shall be comparable to the signs on such monument advertising the names of other parties.

15.                       Exterior Signage. Client shall be permitted to install one (1) sign displaying Client’s trade name on the exterior of the Building either directly above or on the exterior door to the Suite 110 Premises or Suite 190 Premises, provided that Client shall obtain Landlord’s written approval of the size, location, and plans and specifications for such sign, and shall obtain any necessary permits for said sign. After construction and prior to installation of said sign, Client shall present the same to Landlord for its written approval, which approval shall not be withheld so long as the sign conforms to the approved plans and specifications. Client shall install its approved sign at a time mutually agreed upon by Landlord and Client, it being understood and agreed that Landlord shall have the right to supervise such installation. Throughout the Expansion Premises Term, Client shall pay for all electricity (if any) consumed by said sign, and shall maintain said sign in good condition and repair. Upon the expiration or termination of the Term of the Lease, Client, at its sole cost and expense, shall remove such sign and repair any damage to the Building resulting there from, and make all repairs necessary to return the area of the Building on which such sign was installed to its condition prior to the installation of Client’s sign.

16.                       Defined Terms. Except as otherwise expressly provided herein, all defined terms shall have the same meanings as provided in the Lease.

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17.                               Headings. Headings contained in this Third Amendment are for convenience only and are not substantive to the provisions of this Third Amendment.

18.                               Lease Terms Ratified. Except as otherwise expressly provided herein, and unless inconsistent with the terms hereof, all other terms, conditions and covenants of the Lease are hereby ratified and confirmed and shall apply to each Expansion Premises. Client certifies to Landlord that the Lease is in full force and effect, that Landlord is not in default or breach of any of Landlord’s obligations under the Lease, and that Client is unaware of any condition or circumstance which, but for the passage of time or delivery of notice, would constitute a default under the Lease.

IN WITNESS WHEREOF, the parties have executed this Third Amendment by affixing their hands and seals as of the date noted above.

Landlord:

WITNESS/ATTEST:	MPLX-LANDOVER CO LLC, a Maryland limited liability company

	By:	MPLX Holdings, LLC, a Delaware limited liability company, its sole member

		By:	Metroplex MM Co. LLC, a Delaware limited liability company, its managing member

/s/ Natalia Maselli			By:	/s/ Arthur DellaSalla
Arthur DellaSalla
Vice President

Client:

WITNESS/ATTEST:	2TOR, INC.

/s/ [ILLEGIBLE]	By:	/s/ Jason Zocks		[SEAL]
Name: Jason Zocks
Title: VP

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EXHIBIT A

OUTLINE OF SUITE 450 EXPANSION PREMISES

A-1

EXHIBIT B

OUTLINE OF SUITE 400 EXPANSION PREMISES

PARTITION LEGEND

KEY PLAN N.T.S.

METRO-PLEX II		NOORALIAN NELSON & ASSOCIATES			2TOR - Schema Two SUITES 400 & 450 PRELIMINARY TENANT PLAN	TA-1

B-1

EXHIBIT C

OUTLINE OF FULL FLOOR PREMISES

C-1

EXHIBIT D

WORK LETTER

1.                                      Suite 450 Expansion Premises. Landlord shall deliver the Suite 450 Expansion Premises to Client, with the improvements shown on the space plan attached hereto as Exhibit A, using reasonable quantities of Building Standard materials (a list of which are attached hereto as Exhibit D-1) Client may elect to use “above standard” materials, at Client’s cost (after crediting Client for the cost of Building Standard materials).

2.                                      Suite 400 Expansion Premises and DECO Expansion Premises.

(a) Landlord and Client agree to comply with the following schedule in buildout of the Suite 400 Expansion Premises and DECO Expansion Premises:

(i) (A) Landlord shall work with Client to compile a mutually agreeable space plan and general contractor’s scope of work and specifications for the Suite 400 Expansion Premises within sixty (60) days after the full execution of this Third Amendment (the “Space Plan”). All finishes and work set forth in such Space Plan shall be consistent with the Building Standard finishes, materials and work incorporated or performed in the Suite 450 Expansion Premises, and shall not exceed new carpet, new paint, replacing ceiling tiles as needed to make same consistent with Suite 450 Expansion Premises, replacing light fixtures as needed to make same consistent with Building Standard, and construction of the improvements illustrated on Exhibit B hereto. At the time it approves of any Space Plan (including those referenced in 2.(a)(i)(B) and Section 3 below, Landlord shall notify Client if any materials included therein are “above Building Standard” in which event Client may elect to utilize Building Standard materials, or to pay the difference in cost between the Building Standard and “above Building Standard” materials. (Any modifications to the Space Plan made at Client’s request after same has been mutually approved shall be made at Client’s expense and, if delay in occupancy occurs as a result of such modifications, Client shall be liable to Landlord for Basic Rental attributable to each day beyond the projected Commencement Date that delivery of the Suite 400 Expansion Premises is so delayed.

(B)                         Client and its architect shall compile and deliver to Landlord for approval a space plan and general contractor’s scope of work and specifications for the DECO Expansion Premises (the “DECO Space Plan”) within ten (10) business days of Client’s receipt of Landlord’s notice to Client that it will lease Client the DECO Expansion Premises. All finishes and work set forth in such DECO Space Plan shall be consistent with the Building Standard finishes, materials and work incorporated or performed in the Suite 450 Expansion Premises, and shall not exceed: new carpet, new paint, demolition required to connect the DECO Expansion Premises to the Suite 400 Expansion Premises, demolition of all interior space, and selective demolition of such of the exterior offices presently located within the DECO Expansion Premises as Client may request. Landlord is only required to either combine, demolish or reuse the existing windowed offices as outlined on the attached Exhibit C, in order to create larger offices or conference room(s). Any modifications to the DECO Space Plan made at Client’s request after same has been mutually approved shall be made at Client’s expense and, if delay in occupancy occurs as a result of such modifications, Client shall be liable to Landlord for Basic Rental attributable to each day beyond the projected Commencement Date that delivery of the DECO Expansion Premises is so delayed.

(C)                         Client agrees to endeavor, reasonably and in good faith to reuse or modify existing improvements within the Suite 400 Expansion Premises and DECO Expansion Premises, to the extent consistent with Client’s design scheme. At the completion of the improvements to the Full Floor Premises (whether it be the Fourth Floor or an Alternate Floor), in addition to the improvements set forth above, such Premises shall contain 1 “LAN”/Computer room (Client to pay for and/or provide any supplemental 24/7 A/C required over and above the central Building HVAC service, and any and all telephone and data cabling, and other specialty finishes, equipment or costs), renovation of an existing kitchenette on the 4th floor to create one (1) expanded kitchen area (or provide a kitchen on any Alternate Floor), to include a large refrigerator/freezer, dishwasher, and garbage disposal. Client may elect to use “above Building Standard” materials, at Client’s cost (after crediting Client for the cost of Building Standard materials).

(ii)                            Landlord shall prepare and deliver to Client detailed floor plan layouts, together with working drawings and written instructions sufficiently detailed to enable Landlord to enter into contracts (herein called “Construction Documents”) with respect to and reflecting the partitions and improvements in the Suite 400 Expansion Premises and DECO Expansion Premises, as applicable. Client shall fully and completely cooperate with Landlord in the preparation of the Construction Documents, shall promptly respond to Landlord’s requests for information and approvals within three (3) business days after inquiry, and shall use its best efforts to assist Landlord to complete the Construction Documents as soon as possible. Client agrees to deliver to Landlord, not later than five (5) business days after delivery of the initial Construction Documents to Client (or three (3) business days after delivery with respect to any revised Construction Documents), an original executed copy of the Construction Documents approved by Client; provided, however, if Client, in good faith, reasonably objects to any aspect of the Construction Documents submitted by Landlord, Client shall specify in detail any objection to such Construction Documents as submitted to Client in a written notice to Landlord within such 5- or 3-day period, as the case may be. Landlord shall, if applicable, modify such Construction Documents to address Client’s written objections, and submit new Construction Documents to Client for approval within five (5) business days after its receipt of Client’s objection. Notwithstanding the foregoing, the Construction Documents shall remain subject to Landlord’s review and approval, which approval shall not be unreasonably withheld or delayed. If Client fails to timely deliver the Construction Documents as required herein or makes modifications to the Construction Documents after the deadlines provided in this subsection, Client shall (1) pay to Landlord all reasonable expenses incurred by Landlord due to Client’s modifications and/or delay in delivering the Construction Documents; and (2) pay to Landlord as Additional Rent a per diem Basic Rental charge for each day beyond the initially projected Commencement Date that occupancy is delayed due to Client’s failure to timely comply with the requirements in this Section.

(iii)                         Time is of the essence as to all dates provided in this subsection.

(b) Any changes to any approved Construction Documents desired by Client shall be submitted in writing and in detail to Landlord and shall be subject to Landlord’s consent, which consent shall not be unreasonably withheld or delayed.

(c) Landlord shall, in a good and workmanlike manner, and in compliance with applicable laws, improve and complete the Suite 400 Expansion Premises and DECO Expansion Premises substantially in accordance with the Construction Documents by a general contractor or construction manager (“the Contractor”), determined by Landlord in its reasonable discretion. Landlord reserves the right however, (i) to make substitutions of material of substantially equivalent grade and quality when and if any specified material shall not be readily and reasonably available, and (ii) to make changes necessitated by conditions met in the course of construction, provided that (A) Client’s approval of any substantial change shall first be obtained (which approval shall not be unreasonably withheld or delayed so long as there shall be general conformity with Construction Documents); and (B) any such Landlord change or substitution made under this clause 2(c) shall not be considered a “Change Order.”

(d) In the completion and preparation of the Suite 400 Expansion Premises and DECO Expansion Premises in accordance with the Construction Documents, Landlord agrees to perform at its own expense those items of work set forth on the applicable Space Plan (all work shown in an applicable Space Plan for any portion of the space being leased by Client pursuant to this Third Amendment is herein referred to as “Standard Client Work”). All work which Landlord performs at Client’s request in addition to or in substitution for Standard Client Work is hereinafter referred to as “Change Order Work.” All Change Order Work shall be furnished, installed and performed by Contractor for and on behalf of Client and at Client’s sole expense, based on Landlord’s out-of-pocket cost, including, without limit, any reasonable contractor’s fee for overhead and profit and charges for cutting, patching, cleaning up and removal of waste and debris, plus reasonable, out of pocket architects’ and engineers’ fees, plus the product obtained by multiplying all of the foregoing (as reduced by appropriate credits for substituted Standard Client Work) by fifteen percent (15%) for Landlord’s administrative expenses and profit in handling the substitution.

(e) Client shall pay Landlord as Additional Rent for all Change Order Work from time to time during the progress of the work, within five (5) days after Landlord shall have given Client an invoice or invoices therefor, in amounts representing Landlord’s cost of such Change Order Work performed (including, for this purpose, material for Change Order Work purchased and delivered to the Building to the date of the invoice), less the amounts paid by Client on account. Any failure by Client to pay for all Change Order Work shall constitute failure to pay rent when due and an Event of Default by Client hereunder, giving rise to all remedies available to Landlord under this Lease and at law or equity for non-payment of rent.

3.                                      Alternate Floor Premises.

(a) In the event that Landlord elects to provide Client the Alternate Floor Premises, Landlord and Client agree to comply with the following schedule in buildout of the Alternate Floor Premises:

(i)                       (A) Client and its architect shall compile and deliver to Landlord for approval a mutually agreeable space plan and general contractor’s scope of work and specifications for the Alternate Floor Premises (the “Alternate Floor Space Plan”) within thirty (30) days after Client’s receipt of the Substitution Notice to Client. All finishes and work set forth in such Alternate Floor Space Plan shall be consistent with the Building Standard finishes, materials and work incorporated or performed in the Suite 450 Expansion Premises, and shall not exceed: new carpet, new paint, replacing ceiling tiles as needed to make same consistent with Building Standard, replacing light fixtures as needed to make same consistent with Building Standard, constructing up to ten (10) offices, up to three (3) conference rooms, 1 “LAN”/Computer room (Client to pay for and/or provide any supplemental 24/7 A/C required over and above the central Building HVAC service, and any and all telephone and data cabling, and other specialty finishes, equipment or costs), and a kitchen, to include a large refrigerator/freezer, dishwasher, and garbage disposal. In the event that Client has performed any Alterations in the Suite 400 Expansion Premises and/or Suite 450 Expansion Premises,

Landlord shall not be obligated to replicate such Alterations and shall be solely responsible for the Landlord’s Work. Any modifications to the Alternate Floor Space Plan made at Client’s request after same has been mutually approved shall be made at Client’s expense and, if delay in occupancy occurs as a result of such modifications, Client shall be liable to Landlord for Basic Rental attributable to each day beyond the projected Commencement Date that delivery of the Alternate Floor Premises is so delayed.

(B)                         Client agrees to endeavor, reasonably and in good faith, to reuse or modify existing improvements within the Alternate Floor Premises, to the extent consistent with Client’s design scheme. Client may elect to use “above Building Standard” materials, at Client’s cost (after crediting Client for the cost of Building Standard materials).

(ii)                                  Landlord shall prepare and deliver to Client detailed floor plan layouts, together with working drawings and written instructions sufficiently detailed to enable Landlord to enter into contracts (herein called “Construction Documents”) with respect to and reflecting the partitions and improvements in the Alternate Floor Premises. Client shall fully and completely cooperate with Landlord in the preparation of the Construction Documents, shall promptly respond to Landlord’s requests for information and approvals within three (3) business days after inquiry, and shall use its best efforts to assist Landlord to complete the Construction Documents as soon as possible. Client agrees to deliver to Landlord, not later than five (5) business days after delivery of the initial Construction Documents to Client (or three (3) business days after delivery with respect to any revised Construction Documents), an original executed copy of the Construction Documents approved by Client; provided, however, if Client, in good faith, reasonably objects to any aspect of the Construction Documents submitted by Landlord, Client shall instead specify in detail any objection to such Construction Documents as submitted to Client in a written notice to Landlord within such 5- or 3-day period, as the case may be. Landlord shall, if applicable, modify such Construction Documents to address Client’s written objections, and submit new Construction Documents to Client for approval within five (5) business days after its receipt of Client’s objection. Notwithstanding the foregoing, the Construction Documents shall remain subject to Landlord’s review and approval, which approval shall not be unreasonably withheld or delayed. If Client fails to timely deliver the Construction Documents as required herein or makes modifications to the Construction Documents after the deadlines provided in this subsection, Client shall (1) pay to Landlord all reasonable expenses incurred by Landlord due to Client’s modifications and/or delay in delivering the Construction Documents; and (2) pay to Landlord as Additional Rent a per diem Basic Rental charge for each day beyond the initially projected Commencement Date that occupancy is delayed due to Client’s failure to timely comply with the requirements in this Section.

(iii)                               Time is of the essence as to all dates provided in this subsection.

(b) Any changes to any approved Construction Documents desired by Client shall be submitted in writing and in detail to Landlord and shall be subject to Landlord’s consent, which consent shall not be unreasonably withheld or delayed.

(c) Landlord shall, in a good and workmanlike manner and in compliance with all applicable laws, improve and complete the Alternate Floor Premises substantially in accordance with the Construction Documents by a general contractor or construction manager (“the Contractor”), determined by Landlord in its reasonable discretion. Landlord reserves the right however, (i) to make substitutions of material of substantially equivalent grade and quality when and if any specified material shall not be readily and reasonably available, and (ii) to make changes necessitated by conditions met in the course of construction, provided that (A) Client’s approval of any substantial change shall first be obtained (which approval shall not be unreasonably withheld or delayed so long as there shall be general conformity with Construction Documents); and (B) any such Landlord change or substitution made under this clause 3(c) shall not be considered a “Change Order.”

(d) In the completion and preparation of the Alternate Floor Premises in accordance with the Construction Documents, Landlord agrees to perform at its own expense those items of work set forth on the Space Plan (all work therein collectively referred to as “Standard Client Work”).

(e) Client shall pay Landlord as Additional Rent for all Change Order Work from time to time during the progress of the work, within five (5) days after Landlord shall have given Client an invoice or invoices therefor, in amounts representing Landlord’s cost of such Change Order Work performed (including, for this purpose, material for Change Order Work purchased and delivered to the Building to the date of the invoice), less the amounts paid by Client on account. Any failure by Client to pay for all Change Order Work shall constitute failure to pay rent when due and an Event of Default by Client hereunder, giving rise to all remedies available to Landlord under this Lease and at law or equity for non-payment of rent.

4.                                      Certificate of Occupancy. Notwithstanding anything to the contrary contained herein, the parties recognize and agree that, while Landlord and the Contractor will coordinate with Client to obtain the use and occupancy permit, it is the Client’s sole responsibility to obtain such use and occupancy permit for the Suite 400 Expansion Premises, Suite 450 Expansion Premises and Full Floor Premises. Within five (5) days of receipt of such use and occupancy permit, Client shall deliver a copy thereof to Landlord.

5.                                      Substantial Completion shall be the date when the work to be performed by Landlord in the Expansion Premises in material accordance with this Third Amendment (i) shall have been substantially completed notwithstanding that certain details of construction, mechanical adjustment or decoration remain to be performed, the noncompletion of which would not materially interfere with the Client’s use of or access to the Expansion Premises; and (ii) Client may legally occupy the Expansion Premises to conduct its Permitted Use therefrom. Landlord agrees that as of Substantial Completion the Expansion Premises shall be in material compliance with all applicable laws and codes, and the Building systems servicing same shall be in good working order and condition.

For purposes of determining the date of Substantial Completion, the Commencement Date shall be accelerated by the number of days due to any delay which is caused by: (i) changes in the work to be completed by Landlord in readying the Expansion Premises for Client’s occupancy, which changes have been requested by Client after the approval by Landlord and Client of the Construction Documents; (ii) delay caused by Client, in furnishing materials or procuring labor required by Client for installations or work in the Expansion Premises which are not encompassed within the Construction Documents, if any; (iii) any failure by Client, to furnish any required plan, information, approval or consent (including, without limitation, the Construction Documents) within the required period of time, or any failure to fully and completely cooperate with Landlord in the preparation of the Construction Documents; or (iv) the performance of any work or activity in the Expansion Premises by Client or any of its employees, agents or contractors. The decision of Landlord’s architect shall be finally determinative of the date of Substantial Completion.

On or about the date on which Landlord’s Work is substantially completed, Landlord and Client shall jointly inspect the Expansion Premises to confirm that the construction and installation of the Landlord’s Work has been substantially completed in accordance with the Space Plan, and/or Construction Documents and to prepare a “Punch-List” of work requiring correction or completion by Landlord. Landlord shall use commercially reasonable efforts to correct or complete all Punch-List items within thirty (30) days after substantial completion.

6.                                      Contractor Warranties. Landlord shall obtain one (1) year warranties from its Contractor and its subcontractors with respect to defects in material and/or construction within the Expansion Premises, which warranties shall state that the benefit thereof may be assigned by Landlord to Client, and Landlord agrees to assign such warranties to Client, together with any manufacturers’ warranties that Landlord may receive.

7.                                      Landlord’s Warranty. Upon delivery to Client of any portion of the Premises Substantially Complete, Landlord warrants, to the best of its knowledge, that all utilities and systems serving such portion of the Premises shall be in good working order and not in violation of any applicable laws, codes and regulations, including the Americans with Disabilities Act.

EXHIBIT D-1

Metroplex I and II

Building Standard Materials

Partitions:

Partitions within the tenant suite shall be constructed using 2 1/2” 22 ga. Steel               studs at 24” on center and 1/2” gypsum board, floor to ceiling.

Demising Partitions between suites will be slab-to-slab using 2 1/2” 22 ga. Steel studs at 16” on center with 1/2” type X gypsum board and sound batt insulation.

Door Frames:

Painted Hollow Metal Doorframe, Full height in most corridors verify in field.

Suite Entry Doors:

3”-0” W x 8’0” rated solid core wood, stain grade

Tenant Doors:

3’- 0”x 7’-0” rated solid core wood, paint grade.

Hardware:

Suite Entry doors to have Schlage L9453 STYLE 06 in bright Stainless Steel Finish with ADA closer mounted on the tenant side of the doorframe.

Tenant doors to have Lever Office Function Lockset, Corbin Russwin Newport, CL,3800 series. Finish to be satin chrome. Locks to be keyed by building Master by Lock Technologies. Contact Ron 301-345-8300. Metroplex II has a D4 Keyway.

Suite Entry Glass Doors:

Landlord to approve all glass doors. Sidelights to be integral.

Ceiling Grid:

Repainted ceiling grid to be painted with Duron Ceiling White or equal. 15/16” flat grid.

Ceiling Tile:

Ceiling tiles to be USG 562 rated, 48” x 24” x 3/4” Armstrong Fine Fissured Second Look

Vinyl Composite Tile:

12” x 12” x 1/8” standard commercial grade vinyl composite tile in standard colors as selected by tenant. Armstrong Standard Excelon Imperial Texture

Vinyl Wall Base:

4” high vinyl straight base for carpet. 4” high vinyl cove base for VCT flooring. Standard colors as selected by tenant. Johnsonite Standard. Carpet base is also acceptable. wwwjohnsonite.com

Carpet:

Carpet shall be a minimum of commercial grade28 oz. cut pile made of 100% nylon with a ten year warranty. Installation is direct glue. Colors and patterns as selected by tenant from Patcraft PDQ books from Architect or equal. www.patcraftdesignweave.com

Paint:

Two (2) coats as selected by Tenant (includes prime coat and two coats of Latex, eggshell finish). All wood and metal surfaces will receive a primer coat and two (2) coats of semi-gloss paint.

Window Blinds:

Bali 1” horizontal aluminum blinds (or equal); Color to match existing perimeter window blinds.

Tenant Suite Signage:

Building standard tenant suite identification signage will be provided by the Landlord.

Sprinkler Piping:

Black steel piping manufactured to satisfy ASTM Standards A53 or A135. For ASTM Standard A53, use schedule 40 piping for sizes up to 8” and schedule 30 for sizes 8” and greater. For ASTM Standard A135, use schedule 10 piping for sizes through 5”. For 6” through 10” sizes, use NRPA specified wall thickness. Fittings to be class 250 threaded cast iron or grooved-end type iron fittings, style 77, as manufactured by Victaulic Corporation or accepted equal.

Sprinkler heads:

Fully or Semi-recessed Victaulic V38 heads rated at 155’F with Chrome escutcheon plates. All sprinkler heads to be center of tile in acoustical tile ceilings.

Ceiling Diffusers:

Supply ceiling diffusers to be 2’ x 2’ prototype TITUS PAS
Return Grille to be 2’ x 2’ Prototype TITUS P X P

VAV Boxes:

Air terminal Boxes are single Damper Design. New DDC controls are Siemens Apogee Brand. Bottom of thermostats to be 60” AFF typical.

Fire Alarm System:

The base building Fire Alarm System is comprised of Strobes with audible speakers. (not horns) The fire control panels are of Siemens design and Cerberus system 3. Fire alarm devices to have white housings with red lettering. The Landlords alarm contractor must perform any connections to base building fire alarm panels (expander panels excluded)

Light Fixtures:

2’ x 4’ Fluorescent 277V fixtures with 3” deep 18 cell parabolic lenses with a low iridescent anodized diffuse silver finish. Fixtures shall include high efficiency electronic ballasts, T841 lamps, and air supply/return slots. Purchased from Capital Building Supply. Public corridor light fixtures shall be 2’ x 2’ Fluorescent 277V fixtures with 3” deep 9 cell parabolic lenses with a low iridescent anodized diffuse silver finish. Fixture shall include high efficiency electronic ballasts, two 31 watt 3500K T8 U-lamps (6” leg), and air supply/return slots.

Exit Lights:

LED exit lights with white plastic faces, white housing and red letters to match existing base building exit lights.

Electrical Devices:

Typical Electrical Devices and cover plates to be white Leviton Decora Plus style receptacles and switches. Electrical receptacles are to be 18” AFF typical. Light switches are to be 44” AFF typical.

Electrical Meters:

Tenant to provide electrical sub-meters for supplemental HVAC systems over 1 ton capacity within the tenant suite. Sub-meters shall be National Meters Industries, or Emon Demon Design. Model and Specifications of meter to be done during the design stage of equipment chosen for load requirements.

FOURTH AMENDMENT TO LEASE

This Fourth Amendment to Lease (the “Fourth Amendment”) is made as of the 17th day of March, 2010, between MPLX-LANDOVER CO LLC (“Landlord”) and 2TOR, INC. (“Client”).

WHEREAS, Landlord and Client entered into a Lease Agreement dated June 30, 2008, as amended by a First Amendment to Lease dated March 20, 2009, a Second Amendment to Lease dated November 15, 2009 and a Third Amendment to Lease dated February 5, 2010 (collectively, the “Lease”) for premises which contain approximately Four Thousand Four Hundred Forty-six (4,446) rentable square feet of space known as Suite 190 (the “Suite 190 Premises”), One Thousand Three Hundred Thirty-nine (1,339) rentable square feet known as Suite 110 (the “Suite 110 Premises”) on the first (1st) floor and approximately 14,780 rentable square feet known as Suite 400 (collectively, the “Premises”) of the office building located at 8201 Corporate Drive, Landover, Maryland (the “Building”); and

WHEREAS, the Suite 190 Premises is currently leased to Tenant on a month-to-month basis pursuant to Section 5 of the Third Amendment to Lease;

WHEREAS, the Lease for the remainder of the Premises is scheduled to expire February 28, 2017; and

WHEREAS, Landlord and Client wish, among other matters, to amend the Lease to extend the term for the Suite 190 Premises to be coterminous with the remainder of the Premises, all on the terms hereinafter contained.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, the parties agree as follows:

1.                                      Suite 190 Premises. The term of Client’s lease of the Suite 190 Premises shall be extended commencing June 1, 2010 through February 28, 2017.

2.                                      Basic Rental During Term. Tenant shall continue paying Basic Rental in accordance with the Third Amendment through May 31, 2010. Effective as of June 1, 2010, Client shall pay Basic Rental pursuant to the following schedules, all payments to be made in legal tender, at Landlord’s office, as more fully provided in Section 3 of the Lease:

(a) For the Suite 110 Premises:

	Rentable	Basic Rental
	Square	Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental
06/01/10-02/29/12	1,339	$21.29	$2,375.61	$28,507.31	*
03/01/12-02/28/13	1,339	$21.93	$2,447.02	$29,364.27
03/01/13-02/28/14	1,339	$22.59	$2,520.67	$30,248.01
03/01/14-02/28/15	1,339	$23.26	$2,595.43	$31,145.14
03/01/15-02/29/16	1,339	$23.96	$2,673.54	$32,082.44
03/01/16-02/28/17	1.339	$24.68	$2,753.88	$33,046.52

(b) For the Suite 190 Premises:

	Rentable	Basic Rental
	Square	Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental
06/01/10-02/29/12	4,446	$21.29	$7,887.95	$94,655.34	*
03/01/12-02/28/13	4,446	$21.93	$8,125.07	$97,500.78
03/01/13-02/28/14	4,446	$22.59	$8,369.60	$100,435.14
03/01/14-02/28/15	4,446	$23.26	$8,617.83	$103,413.96
03/01/15-02/29/16	4,446	$23.96	$8,877.18	$106,526.16
03/01/16-02/28/17	4,446	$24.68	$9,143.94	$109,727.28

*Annualized

(c) For the Suite 450 Expansion Premises:

	Rentable	Basic Rental
	Square	Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental
06/01/10-02/29/12	4,980	$21.29	$8,835.35	$106,024.20
03/01/12-02/28/13	4,980	$21.93	$9,100.95	$109,211.40
03/01/13-02/28/14	4,980	$22.59	$9,374.85	$112,498.20
03/01/14-02/28/15	4,980	$23.26	$9,652.90	$115,834.80
03/01/15-02/29/16	4,980	$23.96	$9,943.40	$119,320.80
03/01/16-02/28/17	4,980	$24.68	$10,242.20	$122,906.40

(d) For the Suite 400 Expansion Premises, commencing on the Suite 400 Expansion Premises Commencement Date, as defined in the Third Amendment (herein abbreviated as “S400EPCD”):

	Rentable	Basic Rental
	Square	Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental
S400EPCD-02/29/12	4,147	$21.29	$7,357.47	$88,289.63
03/01/12-02/28/13	4,147	$21.93	$7,578.64	$90,943.71
03/01/13-02/28/14	4,147	$22.59	$7,806.73	$93,680.73
03/01/14-02/28/15	4,147	$23.26	$8,038.27	$96,459.22
03/01/15-02/29/16	4,147	$23.96	$8,280.18	$99,362.12
03/01/16-02/28/17	4,147	$24.68	$8,529.00	$102,347.96

(e) Notwithstanding the foregoing, effective on the Full Floor Premises Commencement Date the Basic Rental charts set forth in Sections 2(c) and 2(d) hereof for the Suite 450 Expansion Premises and the Suite 400 Expansion Premises (all as defined in the Third Amendment) shall cease to have any force or effect and the Basic Rental payable by Client for the Full Floor Premises, commencing on the Full Floor Premises Commencement Date (herein abbreviated as “FFPCD”), shall be as follows:

	Rentable	Basic Rental
	Square	Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental
FFPCD-02/29/12	14,780	$21.29	$26,222.18	$314,666.20	*
03/01/12-02/28/13	14,780	$21.93	$27,010.45	$324,125.40
03/01/13-02/28/14	14,780	$22.59	$27,823.35	$333,880.20
03/01/14-02/28/15	14,780	$23.26	$28,648.57	$343,782.80
03/01/15-02/29/16	14,780	$23.96	$29,510.73	$354,128.80
03/01/16-02/28/17	14,780	$24.68	$30,397.53	$364,770.40

*Annualized

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3.                                      Improvements to Suite 110 and 190 Premises. Client shall accept the Suite 110 and Suite 190 Premises in their “as is” condition as of June 1, 2010, except that Landlord agrees to provide the improvements set forth in Exhibit A hereto (“Landlord’s Work”).

4.                                      Brokers. Each of Landlord and Client warrants to the other that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Fourth Amendment except for CB Richard Ellis, Client’s agent, and Cushman & Wakefield of Maryland, Inc., Landlord’s agent (the “Brokers”), and each agrees to indemnify the other against all costs, expenses, attorneys’ fees or other liability for commissions or other compensation or charges claimed by any broker or agent other than Brokers claiming the same by, through or under the indemnifying party. Landlord shall pay a fee or commission on account of this Amendment to both Brokers pursuant to separate written agreements.

5.                                      Defined Terms. Except as otherwise expressly provided herein, all defined terms shall have the same meanings as provided in the Lease.

6.                                      Headings. Headings contained in this Fourth Amendment are for convenience only and are not substantive to the provisions of this Fourth Amendment.

7.                                      Lease Terms Ratified. Except as otherwise expressly provided herein, and unless inconsistent with the terms hereof, all other terms, conditions and covenants of the Lease are hereby ratified and confirmed. Client certifies to Landlord that the Lease is in full force and effect, that Landlord is not in default or breach of any of Landlord’s obligations under the Lease, and that Client is unaware of any condition or circumstance which, but for the passage of time or delivery of notice, would constitute a default under the Lease.

[Signatures on Following Page]

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IN WITNESS WHEREOF, the parties have executed this Fourth Amendment by affixing their hands and seals as of the date noted above.

Landlord:

WITNESS/ATTEST:	MPLX-LANDOVER CO LLC, a Maryland limited liability company

	By:	MPLX Holdings, LLC, a Delaware limited liability company, its sole member

/s/ Natalia Maselli		By:	Metroplex MM Co. LLC, a Delaware limited liability company, its managing member

			By:	/s/ Arthur DellaSalla
Arthur DellaSalla
Vice President

Client:

WITNESS/ATTEST:	2TOR, INC.

/s/ [ILLEGIBLE]	By:	/s/ Jason Zocks		[SEAL]
Name: Jason Zocks
Title: V.P. Admissors

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EXHIBIT A

WORK LETTER

1. Suite 110 Premises. Tenant acknowledges that it is temporarily vacating the Suite 110 Premises so that Landlord may perform improvements thereto. Landlord shall deliver the Suite 110 Expansion Premises to Client, with the improvements shown on the space plan attached hereto as Exhibit A-1, using reasonable quantities of Building Standard materials (a list of which are attached hereto as Exhibit B). Improvements shall include new lights; new ceiling tiles throughout the Premises, paint; carpet (carpet to be consistent with Client’s 4th floor selection); electrical work, as required, for client’s modular work stations; fabric wall/demo replacement; white board walls with level 5 skim; PLAM countertop; pendant lights; blocking and television outlets; window film, and oversight/general conditions/rush services. Landlord shall deliver the Suite 110 Premises Substantially Complete, best effort to deliver by 4/5/10. Client may elect to use “above standard” materials, at Client’s cost (after crediting Client for the cost of Building Standard materials).

2. Suite 190 Premises. Tenant acknowledges that it is temporarily vacating the Suite 190 Premises so that Landlord may perform improvements thereto. Landlord shall deliver the Suite 190 Expansion Premises to Client, with the improvements shown on the space plan attached hereto as Exhibit A-2, using reasonable quantities of Building Standard materials (a list of which are attached hereto as Exhibit B). Improvements shall include white board walls with level 5 skim. Landlord shall deliver the Suite 190 Premises Substantially Complete, best effort to deliver by 4/5/10. Client may elect to use “above standard” materials, at Client’s cost (after crediting Client for the cost of Building Standard materials).

3. Contractor Warranties. Landlord shall obtain one (1) year warranties from its Contractor and its subcontractors with respect to defects in material and/or construction within the Suite 110 and Suite 190 Premises, which warranties shall state that the benefit thereof may be assigned by Landlord to Client, and Landlord agrees to assign such warranties to Client, together with any manufacturers’ warranties that Landlord may receive.

4. Landlord’s Warranty. Upon delivery to Client of any portion of the Premises Substantially Complete, Landlord warrants, to the best of its knowledge, that all utilities and systems serving such portion of the Premises shall be in good working order and not in violation of any applicable laws, codes and regulations, including the Americans with Disabilities Act.

A

EXHIBIT A-1

SUITE 110 PREMISES

D
E
F
20'–0"
20'–0"
20'–0"
20'–0"
2
3
4

KEY PLAN

N.T.S.

METRO–PLEX II 8201 CORPORATE DRIVE, LANDOVER, MD 301-459-5561 301-459-3151	SCALE: 1/8"=1'-0" 12 FEBRUARY 2009 NOORALIAN NELSON & ASSOCIATES	SUITE 110 1,339 R.S.F. AS-BUILT PLAN

A-1

EXHIBIT A-2

SUITE 190 PREMISES

5
6
7
8
A
B
C
D
KEY PLAN
N.T.S.

METRO—PLEX II 6201 CORPORATE DRIVE, LANDOVER, MD 301-459-5561 301-459-3151	NOT TO SCALE 12 FEBRUARY 2009 NOORALIAN NELSON & ASSOCIATES	SUITE 190 4,446 R.S.F. AS-BUILT PLAN

A-2

EXHIBIT B

Metroplex I and II

Building Standard Materials

Partitions:

Partitions within the tenant suite shall be constructed using 2 1/2” 22 ga. Steel studs at 24” on center and 1/2” gypsum board, floor to ceiling. Demising Partitions between suites will be slab-to-slab using 2 1/2” 22 ga. Steel studs at 16” on center with 1/2” type X gypsum board and sound batt insulation.

Door Frames:

Painted Hollow Metal Doorframe, Full height in most corridors verify in field,

Suite Entry Doors:

3’-0” W x 8’0” rated solid core wood, stain grade

Tenant Doors:

3’- 0”x 7’-0” rated solid core wood, paint grade.

Hardware:

Suite Entry doors to have Schlage L9453 STYLE 06 in bright Stainless Steel Finish with ADA closer mounted on the tenant side of the doorframe.

Tenant doors to have Lever Office Function Lockset, Corbin Russwin Newport, CL3800 series. Finish to be satin chrome. Locks to be keyed by building Master by Lock Technologies. Contact Ron 301-345-8300. Metroplex II has a D4 Keyway.

B

Suite Entry Glass Doors:

Landlord to approve all glass doors. Sidelights to be integral.

Ceiling Grid:

Repainted ceiling grid to be painted with Duron Ceiling White or equal. 15/16” flat grid.

Ceiling Tile:

Ceiling tiles to be USG  562 rated, 48” x 24” x 3/4” Armstrong Fine Fissured Second Look

Vinyl Composite Tile:

12” x 12” x 1/8” standard commercial grade vinyl composite tile in standard colors as selected by tenant. Armstrong Standard Excelon Imperial Texture

Vinyl Wall Base:

4” high vinyl straight base for carpet. 4” high vinyl cove base for VCT flooring. Standard colors as selected by tenant Johnsonite Standard. Carpet base is also acceptable. www.johnsonite.com

Carpet:

Carpet shall be a minimum of commercial grade28 oz. cut pile made of 100% nylon with a ten year warranty. Installation is direct glue. Colors and patterns as selected by tenant from Patcraft PDQ books from Architect or equal. www.patcraftdesignweave.com

Paint:

Two (2) coats as selected by Tenant (includes prime coat and two coats of Latex, eggshell finish). All wood and metal surfaces will receive a primer coat and two (2) coats of semi-gloss paint.

Window Blinds:

Bali 1” horizontal aluminum blinds (or equal); Color to match existing perimeter window blinds.

Tenant Suite Signage:

Building standard tenant suite identification signage will be provided by the Landlord.

Sprinkler Piping:

Black steel piping manufactured to satisfy ASTM Standards A53 or A135. For ASTM Standard A53, use schedule 40 piping for sizes up to 8” and schedule 30 for sizes 8” and greater. For ASTM Standard A135, use schedule 10 piping for sizes through 5”. For 6” through 10” sizes, use NRPA specified wall thickness. Fittings to be class 250 threaded cast iron or grooved-end type iron fittings, style 77, as manufactured by Victaulic Corporation or accepted equal.

Sprinkler heads:

Fully or Semi-recessed Victaulic V38 heads rated at 1550 F with Chrome escutcheon plates. All sprinkler heads to be center of tile in acoustical tile ceilings.

Ceiling Diffusers:

Supply ceiling diffusers to be 2’ x 2’ prototype TITUS PAS

Return Grille to be 2’ x 2’ Prototype TITUS P X P

VAV Boxes:

Air terminal Boxes are single Damper Design. New DDC controls are Siemens Apogee Brand. Bottom of thermostats to be 60” AFF typical.

Fire Alarm System:

The base building Fire Alarm System is comprised of Strobes with audible speakers. (not horns) The fire control panels are of Siemens design and Cerberus system 3. Fire alarm devices to have white housings with red lettering. The Landlords alarm contractor must perform any connections to base building fire alarm panels (expander panels excluded)

Light Fixtures:

2’ x 4’ Fluorescent 277V fixtures with 3” deep 18 cell parabolic lenses with a low iridescent anodized diffuse silver finish. Fixtures shall include high efficiency electronic ballasts, T841 lamps, and air supply/return slots. Purchased from Capital Building Supply. Public corridor light fixtures shall be 2’ x 2’ Fluorescent 277V fixtures with 3” deep 9 cell parabolic lenses with a low iridescent anodized diffuse silver finish. Fixture shall include high efficiency electronic ballasts, two 31 watt 3500K T8 U-lamps (6” leg), and air supply/return slots.

Exit Lights:

LED exit lights with white plastic faces, white housing and red letters to match existing base building exit lights.

Electrical Devices:

Typical Electrical Devices and cover plates to be white Leviton Decora Plus style receptacles and switches. Electrical receptacles are to be 18” AFF typical. Light switches are to be 44” AFF typical.

Electrical Meters:

Tenant to provide electrical sub-meters for supplemental HVAC systems over 1 ton capacity within the tenant suite. Sub-meters shall be National Meters Industries, or Emon Demon Design. Model and Specifications of meter to be done during the design stage of equipment chosen for load requirements.

FIFTH AMENDMENT TO LEASE

This Fifth Amendment to Lease (the “Fifth Amendment”) is made as of the 29th day of October, 2010, between MPLX-LANDOVER CO LLC (“Landlord”) and 2TOR, INC. (“Client”).

WHEREAS, Landlord and Client entered into a Lease Agreement dated June 30, 2008, as amended by a First Amendment to Lease dated March 20, 2009, a Second Amendment to Lease dated November 15, 2009, a Third Amendment to Lease dated February 5, 2010, and a Fourth Amendment to Lease dated March 17, 2010 (collectively, the “Lease”) for premises which contain approximately Four Thousand Four Hundred Forty-six (4,446) rentable square feet of space known as Suite 190 (the “Suite 190 Premises”), One Thousand Three Hundred Thirty-nine (1,339) rentable square feet of space known as Suite 110 (the “Suite 110 Premises”) on the first (1st) floor, approximately Four Thousand One Hundred Forty-seven rentable square feet of space known as Suite 400 (the “Suite 400 Premises”), and Four Thousand Nine Hundred Eighty (4,980) rentable square feet of space known as Suite 450 (the “Suite 450 Premises”) on the fourth (4th) floor (collectively, the “Original Premises”, containing an aggregate of approximately 14,912 rentable square feet) in the office building located at 8201 Corporate Drive, Landover, Maryland (the “Building”); and

WHEREAS, the Lease is scheduled to expire February 28, 2017; and

WHEREAS, Landlord and Client wish, among other matters, to amend the Lease to further expand the leased premises, and to extend the term, all on the terms hereinafter contained.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, the parties agree as follows:

1.             Suite 950 Expansion Premises. Commencing upon full execution of this Amendment, Landlord shall remove the existing partitions within the Suite 950 Expansion Premises (hereinafter defined), patch and apply touch-up paint as necessary, patch the drop ceiling where damaged or incomplete and install new carpeting of the same make, color and pattern as that presently installed in the portions of the Premises located on the fourth (4th) floor of the Building (the “Temporary Work”) at Landlord’s sole expense and in a good and workmanlike manner. Commencing on the earlier of (i) the date on which the Temporary Work in the Suite 950 Expansion Premises is Substantially Complete (as defined in Exhibit D, attached hereto), or (ii) the date Client takes occupancy of the Suite 950 Expansion Premises to conduct its business therefrom, which is anticipated to be November 1, 2010 (the “Suite 950 Expansion Premises Commencement Date”), Landlord hereby demises and leases to Client, and Client hereby leases and accepts from Landlord, for a term and upon the conditions hereinafter provided, approximately Three Thousand Two Hundred Forty (3,240) rentable square feet of space known as Suite 950, on the ninth (9th) floor of the Building, outlined on the floor plan attached hereto and incorporated herein by reference as Exhibit A (the “Suite 950 Expansion Premises”). At either party’s request, the parties shall jointly execute and deliver to one another a memorandum in reasonable form prepared by Landlord confirming the Suite 950 Expansion Premises Commencement Date.

2.             Suite 950 Expansion Premises Term.

2.1             The term of Client’s lease of the Suite 950 Expansion Premises shall commence on the Suite 950 Expansion Premises Commencement Date and shall end on July 31, 2018. If, for any reason whatsoever, Landlord cannot deliver possession of the Suite 950 Expansion Premises to Client on or before the anticipated Suite 950 Expansion Premises Commencement Date, the Lease, as amended by this Fifth Amendment, shall not be void or voidable, nor shall Landlord, or Landlord’s agents, advisors, employees, partners, shareholders, directors, invitees, or independent contractors be liable to Client for any loss or damage resulting therefrom. Client shall not be liable for Annual Basic Rental with respect to the Suite 950 Expansion Premises until Landlord delivers possession of the Suite 950 Expansion Premises to Client. Commencing on the Suite 950 Expansion Premises Commencement Date, all references to the “Premises” in the Lease shall refer to the Original Premises and the Suite 950 Expansion Premises, a total of approximately Eighteen Thousand One Hundred Fifty-two (18,152) rentable square feet of space.

2.2             After the Suite 900 Expansion Premises Commencement Date (as defined in Section 3) has occurred, Landlord shall undertake Landlord’s Work (defined in Section 12 hereof) within the Suite 950 Expansion Premises. If reasonably deemed necessary by Client to accommodate Landlord’s Work, Client shall temporarily vacate the Suite 950 Expansion Premises and, in such event, provided Client is not in default under the Lease, Landlord shall abate the Basic Rental for the Suite 950 Expansion Premises from the date of Client’s vacation of such space until the earlier of (i) the date on which Landlord’s Work in the Suite 950 Expansion Premises is Substantially Complete, or (ii) the date Client resumes occupancy of the Suite 950 Expansion Premises to conduct its business therefrom.

3.             Suite 900 Expansion Premises. Commencing on the earlier of (i) the date on which Landlord’s Work (defined in Section 12 hereof) in the Suite 900 Expansion Premises (hereinafter defined) is Substantially Complete (as defined in Exhibit D, attached hereto) by Landlord, or (ii) the date Client takes occupancy of the Suite 900 Expansion Premises to conduct its business therefrom, which is anticipated to be December 1, 2010 (the “Suite 900 Expansion Premises Commencement Date”), Landlord hereby demises and leases to Client, and Client hereby leases and accepts from Landlord, for a term and upon the conditions hereinafter provided, approximately Eleven Thousand Three Hundred Eighty-nine (11,389) rentable square feet of space known as Suite 900, on the ninth (9th) floor of the Building, also designated on the floor plan attached hereto and incorporated herein by reference as Exhibit A (the “Suite 900 Expansion Premises”). At either party’s request, the parties shall jointly execute and deliver to one another a memorandum in reasonable form prepared by Landlord confirming the Suite 900 Expansion Premises Commencement Date.

4.             Suite 900 Expansion Premises Term. The term of Client’s lease of the Suite 900 Expansion Premises shall commence on the Suite 900 Expansion Premises Commencement Date and shall end on July 31, 2018. If, for any reason whatsoever, Landlord cannot deliver possession of the Suite 900 Expansion Premises to Client on or before the anticipated Suite 900 Expansion Premises Commencement Date, the Lease, as amended by this Fifth Amendment, shall not be void or voidable, nor shall Landlord, or Landlord’s agents, advisors, employees, partners, shareholders, directors, invitees, or independent contractors be liable to Client for any loss or damage resulting therefrom except as expressly provided herein. Client shall not be liable for Annual Basic Rental with respect to the Suite 900 Expansion Premises until Landlord delivers possession of the Suite 900 Expansion Premises to Client. Notwithstanding the foregoing, Landlord agrees that (i) if the Suite 900 Expansion Premises Commencement Date has not occurred by February 1, 2011, then for every day elapsed between that date and the date on which the Suite 900 Expansion Premises Commencement

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Date occurs Client shall receive one day’s abatement of Basic Rental with regard to the Suite 900 Expansion Premises commencing on the Suite 900 Expansion Premises Commencement Date (solely by way of example and not limitation, if the Suite 900 Expansion Premises Commencement Date occurs on February 16, 2011, Client shall receive fifteen (15) days’ abatement of Basic Rental on account of such delay); and (ii) if the Suite 900 Expansion Premises Commencement Date has not occurred by May 1, 2011, Client may elect, by written notice to Landlord, to terminate Client’s lease of the Suite 900 Expansion Premises effective as of June 1, 2011, in which event Client’s lease of all other space in the Building in effect at that time shall continue in effect without termination through the Lease Expiration Date at the rates of Basic Rental per rentable square foot stated in Sections 10 and 11 hereof, exclusive of Section 11(b); provided further, that if Landlord has Substantially Completed Landlord’s Work within the Suite 900 Expansion Premises prior to June 1, 2011, Client’s termination right set forth above shall be null and void and of no force or effect and Client’s sole remedy for such delay shall be the Basic Rental abatement. If the Suite 900 Expansion Premises Commencement Date has not occurred by July 1, 2011 for reasons set forth in Section 31 of the Lease, Landlord may elect, by written notice to Client, to terminate Client’s lease of the Suite 900 Expansion Premises effective as of the date of such notice. Commencing on the Suite 900 Expansion Premises Commencement Date, all references to the “Premises” in the Lease shall refer to the Original Premises, the Suite 950 Expansion Premises and the Suite 900 Expansion Premises, a total of approximately Twenty-Nine Thousand Five Hundred Forty-one (29,541) rentable square feet of space.

5.             Suite 350 Expansion Premises. Commencing on the earlier of (i) the date on which Landlord’s Work (defined in Section 12 hereof) in the Suite 350 Expansion Premises (hereinafter defined) is Substantially Complete (as defined in Exhibit D, attached hereto) by Landlord, or (ii) the date Client takes occupancy of the Suite 350 Expansion Premises to conduct its business therefrom, which is anticipated to be April 1, 2011 (the “Suite 350 Expansion Premises Commencement Date”), Landlord hereby demises and leases to Client, and Client hereby leases and accepts from Landlord, for a term and upon the conditions hereinafter provided, approximately Five Thousand Eight Hundred Fifteen (5,815) rentable square feet of space known as Suite 350, on the third (3rd) floor of the Building, outlined on the floor plan attached hereto and incorporated herein by reference as Exhibit B (the “Suite 350 Expansion Premises”). At either party’s request, the parties shall jointly execute and deliver to one another a memorandum in reasonable form prepared by Landlord confirming the Suite 350 Expansion Premises Commencement Date.

6.             Suite 350 Expansion Premises Term. The term of Client’s lease of the Suite 350 Expansion Premises shall commence on the Suite 350 Expansion Premises Commencement Date and shall end on July 31, 2018. If, for any reason whatsoever, Landlord cannot deliver possession of the Suite 350 Expansion Premises to Client on or before the anticipated Suite 350 Expansion Premises Commencement Date, the Lease, as amended by this Fifth Amendment, shall not be void or voidable, nor shall Landlord, or Landlord’s agents, advisors, employees, partners, shareholders, directors, invitees, or independent contractors be liable to Client for any loss or damage resulting therefrom. Client shall not be liable for Annual Basic Rental with respect to the Suite 350 Expansion Premises until Landlord delivers possession of the Suite 350 Expansion Premises to Client. Notwithstanding the foregoing, Landlord agrees that (i) if the Suite 350 Expansion Premises Commencement Date has not occurred by August 1, 2011, then for every day elapsed between that date and the date on which the Suite 350 Expansion Premises Commencement Date occurs Client shall receive one day’s abatement of Basic Rental with regard to the Suite 350 Expansion Premises commencing on the Suite 350 Expansion Premises Commencement Date (solely by way of example and not

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limitation, if the Suite 350 Expansion Premises Commencement Date occurs on August 16, 2011, Client shall receive fifteen (15) days’ abatement of Basic Rental on account of such delay); and (ii) if the Suite 350 Expansion Premises Commencement Date has not occurred by November 1, 2011, Client may elect, by written notice to Landlord, to terminate Client’s lease of the Suite 350 Expansion Premises effective as of December 1, 2011, in which event Client’s lease of all other space in the Building in effect at that time shall continue in effect without termination through the Lease Expiration Date at the rates of Basic Rental per rentable square foot stated in Sections 10 and 11 hereof, exclusive of Section 11(c); provided further, that if Landlord has Substantially Completed Landlord’s Work within the Suite 350 Expansion Premises prior to December 1, 2011, Client’s termination right set forth above shall be null and void and of no force or effect and Client’s sole remedy for such delay shall be the Basic Rental abatement. If the Suite 350 Expansion Premises Commencement Date has not occurred by January 1, 2012 for reasons set forth in Section 31 of the Lease, Landlord may elect, by written notice to Client, to terminate Client’s lease of the Suite 350 Expansion Premises effective as of the date of such notice. Commencing on the Suite 350 Expansion Premises Commencement Date, all references to the “Premises” in the Lease shall refer to the Original Premises, the Suite 950 Expansion Premises, the Suite 900 Expansion Premises and the Suite 350 Expansion Premises, a total of approximately Thirty-Five Thousand Three Hundred Fifty-Six (35,356) rentable square feet of space.

7.             Suite 410 Expansion Premises. Commencing on the earlier of (i) the date on which Landlord’s Work (defined in Section 12 hereof) in the Suite 410 Expansion Premises (as hereinafter defined) is Substantially Complete (as defined in Exhibit D, attached hereto) by Landlord, or (ii) the date Client takes occupancy of the Suite 410 Expansion Premises to conduct its business therefrom, which is anticipated to be September 1, 2013 (the “Suite 410 Expansion Premises Commencement Date”), Landlord hereby demises and leases to Client, and Client hereby leases and accepts from Landlord, for a term and upon the conditions hereinafter provided, approximately Five Thousand Six Hundred Fifty-three (5,653) rentable square feet of space known as Suite 410, on the fourth (4th) floor of the Building, as outlined on the floor plan attached hereto and incorporated herein by reference as Exhibit C (the “Suite 410 Expansion Premises”). At either party’s request, the parties shall jointly execute and deliver to one another a memorandum in reasonable form prepared by Landlord confirming the Suite 410 Expansion Premises Commencement Date.

8.             Suite 410 Expansion Premises Term. The term of Client’s lease of the Suite 410 Expansion Premises shall commence on the Suite 410 Expansion Premises Commencement Date and shall end on July 31, 2018. If, for any reason whatsoever, Landlord cannot deliver possession of the Suite 410 Expansion Premises to Client on or before the anticipated Suite 410 Expansion Premises Commencement Date, the Lease, as amended by this Fifth Amendment, shall not be void or voidable, nor shall Landlord, or Landlord’s agents, advisors, employees, partners, shareholders, directors, invitees, or independent contractors be liable to Client for any loss or damage resulting therefrom. Client shall not be liable for Annual Basic Rental with respect to the Suite 410 Expansion Premises until Landlord delivers possession of the Suite 410 Expansion Premises to Client. Notwithstanding the foregoing, Landlord agrees that (i) if the Suite 410 Expansion Premises Commencement Date has not occurred by October 1, 2013, then for every day elapsed between that date and the date on which the Suite 410 Expansion Premises Commencement Date occurs Client shall receive one day’s abatement of Basic Rental with regard to the Suite 410 Expansion Premises commencing on the Suite 410 Expansion Premises Commencement Date (solely by way of example and not limitation, if the Suite 410 Expansion Premises Commencement Date occurs on October 16, 2013, Client shall receive fifteen (15) days’ abatement of Basic Rental on account of such

4

delay); and (ii) if the Suite 410 Expansion Premises Commencement Date has not occurred by January 1, 2014, Client may elect, by written notice to Landlord, to terminate Client’s lease of the Suite 410 Expansion Premises effective as of February 1, 2014, in which event Client’s lease of all other space in the Building in effect at that time shall continue in effect without termination through the Lease Expiration Date at the rates of Basic Rental per rentable square foot stated in Sections 10 and 11 hereof, exclusive of Section 11(d); provided further, that if Landlord has Substantially Completed Landlord’s Work within the Suite 410 Expansion Premises prior to February 1, 2014, Client’s termination right set forth above shall be null and void and of no force or effect and Client’s sole remedy for such delay shall be the Basic Rental abatement. If the Suite 410 Expansion Premises Commencement Date has not occurred by March 1, 2014, for reasons set forth in Section 31 of the Lease, Landlord may elect, by written notice to Client, to terminate Client’s lease of the Suite 410 Expansion Premises effective as of the date of such notice. Commencing on the Suite 410 Expansion Premises Commencement Date, all references to the “Premises” in the Lease shall refer to the Original Premises, the Suite 950 Expansion Premises, the Suite 900 Expansion Premises, the Suite 350 Expansion Premises and the Suite 410 Expansion Premises, a total of approximately Forty-One Thousand Nine (41,009) rentable square feet of space.

9.                               Extension Term for Original Premises. The Term of the Lease with respect to the Original Premises shall be extended to be coterminous with the Term for the Expansion Premises (i.e., through July 31, 2018).

10.                        Basic Rental for Original Premises During Expansion Premises Term. Client shall continue to pay Basic Rental for the Original Premises in accordance with the provisions of Section 3 of the Lease and the Fourth Amendment (with three percent escalations each March 1st) through July 31, 2018, payable as follows:

	Rentable	Basic Rental
	Square	Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental*
10/01/10-02/29/12	14,912	$21.29	$26,456.37	$317,476.48
03/01/12-02/28/13	14,912	$21.93	$27,251.68	$327,020.16
03/01/13-02/28/14	14,912	$22.59	$28,071.84	$336,862.08
03/01/14-02/28/15	14,912	$23.26	$28,904.43	$346,853.12
03/01/15-02/29/16	14,912	$23.96	$29,774.29	$357,291.52
03/01/16-02/28/17	14,912	$24.68	$30,669.01	$368,028.16
03/01/17-02/28/18	14,912	$25.42	$31,588.59	$379,063.04
03/01/18-07/31/18	14,912	$26.18	$32,533.01	$390,396.16

11.                        Basic Rental for Expansion Premises During Expansion Premises Term. During the Expansion Premises Term, Client shall pay Basic Rental for the Expansion Premises pursuant to the following schedule, all payments to be made in legal tender, at Landlord’s office, as more fully provided in Section 3 of the Lease:

(a)  For the Suite 950 Expansion Premises, commencing thirty (30) days after the Suite 950 Expansion Premises Commencement Date (herein abbreviated as “S950EPCD”):

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	Rentable Square	Basic Rental Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental*
30 days after S950EPCD-02/29/12	3,240	$22.00	$5,940.00	$71,280.00
03/01/12-02/28/13	3,240	$22.66	$6,118.20	$73,418.40
03/01/13-02/28/14	3,240	$23.34	$6,301.80	$75,621.60
03/01/14-02/28/15	3,240	$24.04	$6,490.80	$77,889.60
03/01/15-02/29/16	3,240	$24.76	$6,685.20	$80,222.40
03/01/16-02/28/17	3,240	$25.50	$6,885.00	$82,620.00
03/01/17-02/28/18	3,240	$26.27	$7,092.90	$85,114.80
03/01/18-07/31/18	3,240	$27.06	$7,306.20	$87,674.40

*Annualized

(b)  For the Suite 900 Expansion Premises, commencing thirty (30) days after the Suite 900 Expansion Premises Commencement Date (herein abbreviated as “S900EPCD”):

	Rentable	Basic Rental
	Square	Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental*
30 days after S900EPCD-02/29/12	11,389	$22.00	$20,879.83	$250,558.00
03/01/12-02/28/13	11,389	$22.66	$21,506.23	$258,074.74
03/01/13-02/28/14	11,389	$23.34	$22,151.61	$265,819.26
03/01/14-02/28/15	11,389	$24.04	$22,815.96	$273,791.56
03/01/15-02/29/16	11,389	$24.76	$23,499.30	$281,991.64
03/01/16-02/28/17	11,389	$25.50	$24,201.63	$290,419.50
03/01/17-02/28/18	11,389	$26.27	$24,932.42	$299,189.03
03/01/18-07/31/18	11,389	$27.06	$25,682.20	$308,185.34

*Annualized

(c)  For the Suite 350 Expansion Premises, commencing thirty (30) days after the Suite 350 Expansion Premises Commencement Date (herein abbreviated as “S350EPCD”):

	Rentable	Basic Rental
	Square	Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental*
30 days after S350EPCD-02/29/12	5,815	$22.00	$10,660.83	$127,930.00
03/01/12-02/28/13	5,815	$22.66	$10,980.66	$131,767.90
03/01/13-02/28/14	5,815	$23.34	$11,310.18	$135,722.10
03/01/14-02/28/15	5,815	$24.04	$11,649.38	$139,792.60
03/01/15-02/29/16	5,815	$24.76	$11,998.28	$143,979.40
03/01/16-02/28/17	5,815	$25.50	$12,356.88	$148,282.50
03/01/17-02/28/18	5,815	$26.27	$12,730.00	$152,760.05
03/01/18-07/31/18	5,815	$27.06	$13,112.83	$157,353.90

*Annualized

(d)  For the Suite 410 Expansion Premises, commencing thirty (30) days after the Suite 410 Expansion Premises Commencement Date (herein abbreviated as “S410EPCD”):

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	Rentable	Basic Rental
	Square	Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental*
30 days after S410EPCD-02/29/12	5,653	$21.29	$10,029.36	$120,352.37	*
03/01/12-02/28/13	5,653	$21.93	$10,330.86	$123,970.29
03/01/13-02/28/14	5,653	$22.59	$10,641.77	$127,701.27
03/01/14-02/28/15	5,653	$23.26	$10,957.40	$131,488.78
03/01/15-02/29/16	5,653	$23.96	$11,287.16	$135,445.88
03/01/16-02/28/17	5,653	$24.68	$11,626.34	$139,516.04
03/01/17-02/28/18	5,653	$25.42	$11,974.94	$143,699.26
03/01/18-07/31/18	5,653	$26.18	$12,332.96	$147,995.54

*Annualized

12.                        Improvements to Expansion Premises. Client shall accept the Suite 950 Expansion Premises, Suite 350 Expansion Premises, Suite 900 Expansion Premises and the Suite 410 Expansion Premises in their “as is” condition as of their applicable Commencement Dates, except that Landlord agrees to provide the improvements set forth in and subject to the provisions of Exhibit D hereto (“Landlord’s Work”).

13.                        Insurance. In accordance with the provisions of Section 26 of the Lease, Client shall deliver to Landlord, (i) on or before the Suite 950 Expansion Premises Commencement Date, a revised certificate of insurance reflecting the Suite 950 Expansion Premises as an additional insured location; (ii) on or before the Suite 350 Expansion Premises Commencement Date, a revised certificate of insurance reflecting the Suite 350 Expansion Premises as an additional insured location; (iii) on or before the Suite 900 Expansion Premises Commencement Date, a revised certificate of insurance reflecting the Suite 900 Expansion Premises as an additional insured location; and (iv) on or before the Suite 410 Expansion Premises Commencement Date, a revised certificate of insurance reflecting the Suite 410 Expansion Premises as an additional insured location.

14.                        Security Deposit. Within seven (7) business days after the execution of this Fifth Amendment by Client, Client shall deposit an additional $57,470.89 with Landlord to increase the existing Security Deposit from $16,495.50 to $73,966.39. The increased Security Deposit will be held by Landlord in accordance with the terms of Section 5 of the Lease.

15.                        Payment of Additional Rent for Premises During Expansion Premises Term. During the Expansion Premises Term, Client shall continue to pay Client’s Proportionate Share of Operating Expenses and Client’s Proportionate Share of Taxes (the “Additional Rent”) with respect to the Original Premises in accordance with the provisions of Section 8 and 19 of the Lease. Commencing on their applicable Commencement Dates, Client shall pay the Additional Rent with respect to each of the Expansion Premises in accordance with the provisions of Section 8 and Section 19 of the Lease. Client’s Proportionate Shares and Base Year Stops with respect to each of the Expansion Premises shall be defined as follows:

Suite	Rentable Square Feet of Suite	Rentable Square Feet of Building	Proportionate Share	Base Year Stop
Suite 950 Expansion Premises	3,240	182,923	1.77%	2011
Suite 900 Expansion Premises	11,389	182,923	6.23%	2011
Suite 350 Expansion Premises	5,815	182,923	3.18%	2011
Suite 410 Expansion Premises	5,653	182,923	3.09%	2013

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16.                        Second Floor Expansion Options.

Beginning on the date of the full execution of this Fifth Amendment by both parties, and subject to the provisions of this Section 16, Client shall have the option to lease any or all of the following Suites (the Suites that Client elects to lease being the “Second Floor Expansion Premises”, Suites 200, 220 and 250 being the Second Floor Expansion Premises (1), Suite 280 being the Second Floor Expansion Premises (2), and Suite 260 being the Second Floor Expansion Premises (3)) on the Second Floor of the Building, outlined on the floor plan attached hereto and incorporated herein by reference as Exhibit E for terms that are coterminous with the Term for the Expansion Premises (i.e., through July 31, 2018):

PREMISES	RSF	DATE AVAILABLE	RENT START
Suite 200 (1)	3,130 RSF	12/1/2011	30-days from Delivery
Suite 220 (1)	3,996 RSF	12/1/2011	30-days from Delivery
Suite 250 (1)	1,948 RSF	12/1/2011	30-days from Delivery
Suite 260 (3)	1,351 RSF	4/30/2013*	30-days from Delivery
Suite 280 (2)	4.360 RSF	2/1/2012**	30-days from Delivery

* Subject to relocation of Suite 260 Existing Tenant, per Section 16(f).

**Subject to renewal by Suite 280 Existing Tenant, per Section 16(g).

Client may exercise the option pursuant to this Section 16 provided the following conditions are satisfied:

(a)                       Client is not in default under this Lease beyond any applicable notice and cure periods, either at the time Client delivers notice exercising this option or at the time Client is to take occupancy of the Second Floor Expansion Premises;

(b)                       Client has not previously assigned the Lease, except in connection with a reorganization, merger or sale of all or substantially all of Client’s assets, and is not subleasing more than 25% of the Premises being leased by Client at the time it exercises this option;

(c)                        Client must lease all of a given Suite of the Second Floor Expansion Premises at the time it exercises this option with respect thereto; and

(d)                       Client exercises its option as provided in this Section by delivering to Landlord written notice of its intention to lease the (i) Second Floor Expansion Premises (1) on or before January 31, 2011; (ii) Second Floor Expansion Premises (2) on or before April 15, 2011; and (iii) Second Floor Expansion Premises (3) on or before April 15, 2011.

(e)                             The lease of the Second Floor Expansion Premises shall be under the same terms and conditions as for the Expansion Premises (including the Basic Rental pursuant to Section 11 of this Fifth Amendment). The term of Client’s lease of a given portion of the Second Floor Expansion Premises shall commence on the earlier of (i) the date on which Landlord’s Work (defined in Section 12 hereof) in such space is Substantially Complete (as defined in Exhibit D, attached hereto) by Landlord, or (ii) the date Client takes occupancy of such space to conduct its business therefrom (the “Second Floor Expansion Premises Commencement Date”). The respective Second Floor Expansion Premises Commencement Dates for each

8

portion of the Second Floor Expansion Premises are anticipated to be respective dates in the “Date Available” column set forth in the above chart, unless the parties otherwise agree in writing (each an “Anticipated Second Floor Commencement Date”). The Basic Rental for a given portion of the Second Floor Expansion Premises shall be payable by Client commencing thirty (30) days after delivery by Landlord of such portion of the Second Floor Expansion Premises to Client. Delivery shall be the date that Landlord tenders a given part of Second Floor Expansion Premises to Client, Substantially Complete (as defined in Exhibit D, attached hereto). The improvements to the Second Floor Expansion Premises shall be consistent with Client’s existing space on the fourth (4th) floor of the Building and will be constructed by Landlord in accordance with and subject to the provisions of Exhibit D hereto. If, for any reason whatsoever, Landlord cannot deliver possession of any part of the Second Floor Expansion Premises to Client on or before the Anticipated Second Floor Commencement Date for that space, the Lease, as amended by this Fifth Amendment, shall not be void or voidable, nor shall Landlord, or Landlord’s agents, advisors, employees, partners, shareholders, directors, invitees, or independent contractors be liable to Client for any loss or damage resulting therefrom. Client shall not be liable for Annual Basic Rental with respect to that part of the Second Floor Expansion Premises until Landlord delivers possession of that part of the Second Floor Expansion Premises to Client. Notwithstanding the foregoing, Landlord agrees that (i) if the Second Floor Expansion Premises Commencement Date for a given part of the Second Floor Expansion Premises has not occurred on or before thirty (30) days after the Anticipated Second Floor Commencement Date for that part, then for every day elapsed between that date and the date on which the Second Floor Expansion Premises Commencement Date for that part occurs Client shall receive one day’s abatement of Basic Rental with regard to that part of the Second Floor Expansion Premises, commencing on the Second Floor Expansion Premises Commencement Date for that part (solely by way of example and not limitation, if Client elects to lease Suite 200 in accordance with this Section 16 and the Second Floor Expansion Premises Commencement Date for such part occurs on January 16, 2012, Client shall receive fifteen (15) days’ abatement of Basic Rental on account of such delay); and (ii) if the Second Floor Expansion Premises Commencement Date for a given part of the Second Floor Expansion Premises has not occurred within ninety (90) days after the Anticipated Second Floor Commencement Date for such part, Client may elect, by written notice to Landlord, to terminate Client’s lease of such part of the Second Floor Expansion Premises effective as of the thirtieth (30th) day thereafter, in which event Client’s lease of all other space in the Building in effect at that time shall continue in effect without termination through the Lease Expiration Date at the rates of Basic Rental per rentable square foot stated in Sections 10 and 11 hereof); provided further, that if Landlord has Substantially Completed Landlord’s Work within the Second Floor Expansion Premises prior to the scheduled effective date of such termination, Client’s termination right set forth above shall be null and void and of no force or effect and Client’s sole remedy for such delay shall be the Basic Rental abatement. If the Second Floor Expansion Premises Commencement Date has not occurred with respect to a given part of the Second Floor Expansion Premises within ninety (90) days after the Anticipated Second Floor Commencement Date for that part, for reasons set forth in Section 31 of the Lease, Landlord may elect, by written notice to Client, to terminate Client’s lease of that part of the Second Floor Expansion Premises effective as of the date of such notice.

(f)                         Client understands that the existing tenant in Suite 260 (the “Suite 260 Existing Tenan”) has a lease termination date of April 30, 2013. Provided that Client (i) is not in default; (ii) has exercised its right to lease Suites 200, 220, and 250; and (ii) indicates that it wishes to lease Suite 260 prior to May 1, 2013, Landlord shall use good faith efforts to relocate the Suite 260 Existing Tenant prior to April 30, 2013.

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(g)                        Client understands that the existing tenant in Suite 280 (the “Suite 280 Existing Tenant”) has the right to renew its lease through February 1, 2015, which renewal option must be exercised on or before April 5, 2011. Upon request, after April 5, 2011, Landlord shall notify Client whether or not the Suite 280 Existing Tenant has exercised such option. If the Suite 280 Existing Tenant exercises its renewal option and Client indicates that it wishes to lease Suite 280 prior to February 1, 2015, Landlord will make a reasonable estimate of the costs to relocate the Suite 280 Existing Tenant and will give Client written notice containing a written, reasonably detailed estimate of such costs. Client shall have 30 days after receipt of Landlord’s notice within which to notify Landlord whether it requests that Landlord attempt to relocate the Suite 280 Existing Tenant. If Client notifies Landlord that it wants to proceed, Landlord shall use good faith efforts to relocate the Suite 280 Existing Tenant and, if successful, Client shall bear the lesser of one half (1/2) of (i) the estimated costs, or (ii) the actual costs incurred by Landlord, in relocating the Suite 280 Existing Tenant set forth in Landlord’s notice (Client’s portion thereof being Additional Rent under the Lease).

(h)                       This Option to lease the Second Floor Expansion Premises is personal to Client and is non-transferable, except to Client’s successor resulting from a reorganization, merger or sale of all or substantially all of Client’s assets.

(i)                           Notwithstanding anything to the foregoing contained herein, Landlord reserves the right to substitute any full floor of the Building for the Second Floor Expansion Premises by delivering written notice of such substitution to Client not later than April 30, 2011. Such notice shall identify when each portion of such floor will be available during calendar year 2011. The space provided to Client on any such substitute floor shall (i) include all rentable area contained on such floor; and (ii) be divided into portions substantially equivalent in size and number to the several portions of the Second Floor Expansion Premises, which portions will be available for delivery to Client at or about the same times as the several portions of the Second Floor Expansion Premises are anticipated to be available for delivery to Client, unless Client otherwise agrees in Client’s sole discretion (Landlord’s notice shall contain a floor plan of the substituted floor identifying the several portions and shall state the anticipated delivery date for each). All of the above terms of this Section 16 shall apply to such replacement space, and the parties shall execute an amendment of the Lease confirming such substitution and the dates on which the respective portions of such replacement floor are anticipated to be available for delivery to Client.

17.                Right of First Offer.  Beginning on the date of the full execution of this Fifth Amendment, Client shall have a continuing first right of offer to lease additional available space in the Building containing more than 4,000 rentable square feet of space (the “Additional Space”), provided:

(a)                       This right of first offer is subordinate to the rights of (i) the current tenant in the Additional Space to renew, extend or otherwise negotiate a new lease or extension for the Additional Space; (ii) all future tenants in such space, to renew or extend their leases; and (iii) existing tenants in the Building which may have rights to the Additional Space as of the date of execution of this Lease;

(b)                       Client is not in default under this Lease beyond any applicable notice and cure periods, either at the time the Additional Space becomes available or at the time Client is to take occupancy of the Additional Space;

(c)                       Client has not previously assigned the Lease, except in connection with a

10

reorganization, merger or safe of all or substantially all of Client’s assets, and is not subleasing more than 25% of the Premises being leased by Client at the time it exercises this option;

(d)                       Landlord has made a good faith determination that Client remains creditworthy;

(e)                        Client must lease all of any given Additional Space offered, and may not elect to lease a portion of such offered space;

(f)                         Client exercises its option as provided in this Section by delivering to Landlord written notice of its intention within five (5) business days after Landlord has notified Client that the Additional Space is available;

(g)                        All terms of the Lease of the Additional Space shall be the same as in this Lease, except that the Basic Rental and any construction allowance shall be based upon fair market rental rates and construction concessions as of the commencement date of the lease for the Additional Space;

(h)                       Client executes an addendum or a new lease for the Additional Space with reasonable promptness after Landlord’s receipt of Client’s notice to lease the Additional Space; and

(i)                           The right of first offer expires on July 31, 2014.

If Client fails to comply with each of the above conditions within the time specified, all time periods herein for Client being of the essence, then this right of first offer will lapse and be of no further force and effect with respect to the offered Additional Space, and Landlord shall have the right to lease all or any part of the offered Additional Space to a third party under the same or any other terms and conditions, whether or not such terms and conditions are more or less favorable than those offered to Client.

18.                Lease Terms Modified or Deleted.

(a)                       Section 1 (“Definitions”) of the Lease and the portion of the Lease titled “Data Sheet” are hereby amended to reflect the terms and conditions of this Fifth Amendment, and to the extent there are any conflicts between the Lease, as amended by this Fifth Amendment, the provisions of this Fifth Amendment shall control.

(b)                       The following sentences are added to the end of Section 3(b) (Basic Rental): “Notwithstanding the foregoing, Landlord agrees that any non-recurring items of Additional Rent (such as overtime HVAC charges or actual Operating Expenses and Taxes reconciliations), shall be due thirty (30) days after Landlord delivers an invoice to Client. Recurring items of Additional Rent (such as estimated Operating Expenses and Taxes payments) shall be due on the first (1st) of each month, along with Client’s installment of Basic Rental. Landlord agrees to accept an electronic funds transfer from Client with respect to the payment of Basic Rental and Additional Rent, and shall provide Client the information necessary to establish and maintain such transfer.”

(c)                        Section 7 (“Full Floor Premises”) of the Third Amendment is hereby deleted in its entirety.

19.                Brokers. Each of Landlord and Client warrants to the other that it has had

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no dealings with any broker or agent in connection with the negotiation or execution of this Fifth Amendment except for Cushman & Wakefield of Maryland, Inc., Landlord’s agent (the “Broker”), and each agrees to indemnify the other against all costs, expenses, attorneys’ fees or other liability for commissions or other compensation or charges claimed by any broker or agent other than Broker claiming the same by, through or under the indemnifying party. Landlord shall pay a fee or commission on account of this Amendment to Broker pursuant to a separate written agreement.

20.                Defined Terms.  Except as otherwise expressly provided herein, all defined terms shall have the same meanings as provided in the Lease.

21.                Headings.  Headings contained in this Fifth Amendment are for convenience only and are not substantive to the provisions of this Fifth Amendment.

22.                Lease Terms Ratified.  Except as otherwise expressly provided herein, and unless inconsistent with the terms hereof, all other terms, conditions and covenants of the Lease are hereby ratified and confirmed and shall apply to each Expansion Premises. Client certifies to Landlord that the Lease is in full force and effect, that Landlord is not in default or breach of any of Landlord’s obligations under the Lease, and that Client is unaware of any condition or circumstance which, but for the passage of time or delivery of notice, would constitute a default by Landlord under the Lease.

IN WITNESS WHEREOF, the parties have executed this Fifth Amendment by affixing their hands and seals as of the date noted above.

Landlord:

WITNESS/ATTEST:	MPLX-LANDOVER CO LLC, a Maryland limited liability company

	By:	MPLX Holdings, LLC, a Delaware limited liability company, its sole member

	By:	Metroplex MM Co. LLC, a Delaware limited liability company, its managing member

/s/ Natalia Maselli		By:	/s/ Arthur DellaSalla
Arthur DellaSalla
Vice President

Client:

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WITNESS/ATTEST:	2TOR, INC.

/s/ [ILLEGIBLE]	By:	/s/ Chip Paucek		[SEAL]
		Name:	Chip Paucek
		Title:	President & CEO

13

EXHIBIT A

OUTLINE OF SUITE 950 AND SUITE 900 EXPANSION PREMISES

Expansion Premises A

METRO—PLEX II 8201 CORPORATE DRIVE, LANDOVER, MD 301-459-5561 301-459-3151	NOT TO SCALE 23 MARCH 2010 NOORALIAN NELSON & ASSOCIATES	SUITES 300 AS-BUILT PLAN

A-1

EXHIBIT B

OUTLINE OF SUITE 350 EXPANSION PREMISES

Expansion Premises B

METRO—PLEX II 8201 CORPORATE DRIVE, LANDOVER, MD 301-459-5561 301-459-3151	NOT TO SCALE 10 JANUARY 2005 NOORALIAN NELSON & ASSOCIATES	SUITE 350 AS-BUILT PLAN

B-1

EXHIBIT C

OUTLINE OF SUITE 410 EXPANSION PREMISES

Expansion Premises C

410

METRO-PLEX II
8201 CORPORATE DRIVE, LANDOVER, MD
301-459-5561 301-459-3151

NOT TO SCALE 11 DECEMBER 2000

NOORALIAN NELSON & ASSOCIATES

FOURTH FLOOR 14,783 R.S.F.

AS-BUILT PLAN

C-1

EXHIBIT D

WORK LETTER

1.                                                Improvements to Expansion Premises. Landlord shall deliver the Suite 950 Expansion Premises, Suite 350 Expansion Premises, Suite 900 Expansion Premises and Suite 410 Expansion Premises, and also each portion of the Second Floor Expansion Premises and each Additional Space that is leased by Client (collectively, the “Expansion Premises”), to Client, with comparable improvements to those shown on the space plan for the fourth floor attached hereto as Schedule D-1, using reasonable quantities of Building Standard materials (a list of which is attached hereto as Schedule D-2). Client may elect to use “above standard” materials, at Client’s cost (after crediting Client for the cost of Building Standard materials). Landlord acknowledges and agrees that all materials that are incorporated in the portion of Client’s existing Premises located on the fourth (4th) floor of the Building (“Client’s fourth (4th) floor space”) as of the date of this Amendment are Building Standard materials even if not listed on Schedule D-2 hereto. The improvements for each of the Expansion Premises shall be consistent with the improvements in Client’s fourth (4th) floor space and will include the following:

(a)                       Installation of new lights and new ceiling tiles, as required to be consistent with Client’s fourth (4th) floor space;

(b)                       Painting the entire Expansion Premises consistent with Client’s fourth (4th) floor space;

(c)                        Installing new carpet throughout the Expansion Premises consistent with Client’s fourth (4th) floor space;

(d)                       Electrical work, as necessary to accommodate Client’s modular work stations in the Expansion Premises;

(e)                        Build-out and portioning similar in layout to Client’s fourth (4th) floor space, using materials consistent with Client’s fourth (4th) floor space; and

(f)                         Delivery of each portion of the Expansion Premises Substantially Complete on the applicable Commencement Date for such portion, in good working order and repair, in “move-in” condition.

2.                                                (a)                       Landlord shall prepare and deliver to Client detailed floor plan layouts, together with working drawings and written instructions sufficiently detailed to enable Landlord to enter into contracts (herein called “Construction Documents”) with respect to and reflecting the partitions and improvements in the Expansion Premises. Client shall fully and completely cooperate with Landlord in the preparation of the Construction Documents, shall promptly respond to Landlord’s requests for information within three (3) business days after inquiry, and shall use its best efforts to assist Landlord to complete the Construction Documents as soon as possible. Client agrees to deliver to Landlord, not later than five (5) business days after delivery of the initial Construction Documents to Client (or three (3) business days after delivery with respect to any revised Construction Documents), an original executed copy of the Construction Documents approved by Client; provided, however, if Client, in good faith, reasonably objects to any aspect of the Construction Documents submitted by Landlord, Client shall specify in detail any objection to such Construction Documents as submitted to Client in a written notice to

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Landlord within such 5- or 3-day period, as the case may be. Landlord shall, if applicable, modify such Construction Documents to address Client’s written objections, and submit new Construction Documents to Client for approval within five (5) business days after its receipt of Client’s objection. Notwithstanding the foregoing, the Construction Documents shall remain subject to Landlord’s review and approval, which approval shall not be unreasonably withheld or delayed. If Client fails to timely deliver the Construction Documents as required herein or makes modifications to the Construction Documents after the deadlines provided in this subsection, Client shall (1) pay to Landlord all reasonable expenses incurred by Landlord due to Client’s modifications and/or delay in delivering the Construction Documents; and (2) pay to Landlord as Additional Rent a per diem Basic Rental charge for each day beyond the initially projected Commencement Date that occupancy is delayed due to Client’s failure to timely comply with the requirements in this Section.

(b)                       Time is of the essence as to all dates provided in this Section 2.

(c)                        Any changes to any approved Construction Documents desired by Client shall be submitted in writing and in detail to Landlord and shall be subject to Landlord’s consent, which consent shall not be unreasonably withheld or delayed.

(d)                       Landlord shall, in a good and workmanlike manner, and in compliance with applicable laws, improve and complete the Expansion Premises substantially in accordance with the Construction Documents by a general contractor or construction manager (“the Contractor”), determined by Landlord in its reasonable discretion. Landlord reserves the right however, (i) to make substitutions of material of substantially equivalent grade and quality when and if any specified material shall not be readily and reasonably available, and (ii) to make changes necessitated by conditions met in the course of construction, provided that (A) Client’s approval of any substantial change shall first be obtained (which approval shall not be unreasonably withheld or delayed so long as there shall be general conformity with Construction Documents); and (B) any such Landlord change or substitution made under this clause 2(d) shall not be considered a “Change Order.”

(e)                        In the completion and preparation of the Expansion Premises in accordance with the Construction Documents, Landlord agrees to perform at its own expense those items of work set forth on the applicable Space Plan (all work shown in an applicable Space Plan for any portion of the space being leased by Client pursuant to this Fifth Amendment is herein referred to as “Standard Client Work”). All work which Landlord performs at Client’s request in addition to or in substitution for Standard Client Work is hereinafter referred to as “Change Order Work.” All Change Order Work shall be furnished, installed and performed by Contractor for and on behalf of Client and at Client’s sole expense, based on Landlord’s out-of-pocket cost, including, without limit, any reasonable contractor’s fee for overhead and profit and charges for cutting, patching, cleaning up and removal of waste and debris, plus reasonable, out of pocket architects’ and engineers’ fees, plus the product obtained by multiplying all of the foregoing (as reduced by appropriate credits for substituted Standard Client Work) by fifteen percent (15%) for Landlord’s administrative expenses and profit in handling the substitution.

(f)                         Client shall pay Landlord as Additional Rent for all Change Order Work from time to time during the progress of the work, within five (5) days after Landlord shall have given Client an invoice or invoices therefor, in amounts representing Landlord’s cost of such Change Order Work performed (including, for this purpose, material for Change Order Work purchased and delivered to the Building to the date of the invoice), less the amounts paid by Client on account. Any failure by Client to pay for all Change Order Work shall constitute failure to pay

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rent when due and an Event of Default by Client hereunder, giving rise to all remedies available to Landlord under this Lease and at law or equity for non-payment of rent.

3.                                      Certificate of Occupancy. Notwithstanding anything to the contrary contained herein, the parties recognize and agree that, while Landlord and Landlord’s contractor will coordinate with Client to obtain the use and occupancy permit, it is the Client’s sole responsibility to obtain such use and occupancy permit for the Expansion Premises. Within five (5) days of receipt of such use and occupancy permit, Client shall deliver a copy thereof to Landlord.

4.                                      Substantial Completion (or “Substantially Complete”) shall be the date when the work to be performed by Landlord in the Expansion Premises in material accordance with this Fifth Amendment (i) shall have been substantially completed notwithstanding that certain details of construction, mechanical adjustment or decoration remain to be performed, the noncompletion of which would not materially interfere with the Client’s use of or access to the Expansion Premises; and (ii) Client may legally occupy the Expansion Premises to conduct its Permitted Use therefrom. Landlord agrees that as of Substantial Completion the Expansion Premises shall be in material compliance with all applicable laws and codes, and the Building systems servicing same shall be in good working order and condition.

For purposes of determining the date of Substantial Completion, the Commencement Date shall be accelerated by the number of days due to any delay which is caused by: (i) changes in the work to be completed by Landlord in readying the Expansion Premises for Client’s occupancy, which changes have been requested by Client after the approval by Landlord and Client of the Construction Documents; (ii) delay caused by Client, in furnishing materials or procuring labor required by Client for installations or work in the Expansion Premises which are not encompassed within the Construction Documents, if any; (iii) any failure by Client, to furnish any required plan, information, approval or consent (including, without limitation, the Construction Documents) within the required period of time, or any failure to fully and completely cooperate with Landlord in the preparation of the Construction Documents; or (iv) the performance of any work or activity in the Expansion Premises by Client or any of its employees, agents or contractors. The decision of Landlord’s architect shall be finally determinative of the date of Substantial Completion.

On or about the date on which Landlord’s Work is substantially completed, Landlord and Client shall jointly inspect the Expansion Premises to confirm that the construction and installation of the Landlord’s Work has been substantially completed in accordance with the Space Plan, and/or Construction Documents and to prepare a “Punch-List” of work requiring correction or completion by Landlord. Landlord shall use commercially reasonable efforts to correct or complete all Punch-List items within thirty (30) days after substantial completion.

5.                                      Contractor Warranties. Notwithstanding anything to the contrary contained in Section 12 of this Fifth Amendment, Landlord shall obtain one (1) year warranties from its Contractor and its subcontractors with respect to defects in material and/or construction within the Expansion Premises, which warranties shall state that the benefit thereof may be assigned by Landlord to Client, and Landlord agrees to assign such warranties to Client, together with any manufacturers’ warranties that Landlord may receive.

6.                                      Landlord’s Warranty. Notwithstanding anything to the contrary contained in Section 12 of this Fifth Amendment, upon delivery to Client of any portion of the Premises Substantially Complete, Landlord warrants, to the best of its knowledge, that all utilities and systems serving such portion of the Premises shall be in good working order and not in violation of any

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applicable laws, codes and regulations, including the Americans with Disabilities Act.

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SCHEDULE D-1

METRO—PLEX II 8201 CORPORATE DRIVE, LANDOVER, MD 301-459-5561 301-459-3151	NOT TO SCALE 22 OCTOBER 2010 NOORALIAN NELSON & ASSOCIATES	2tor - Fourth Floor AS-BUILT PLAN

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SCHEDULE D-2

Metroplex I and II

Building Standard Materials

Partitions:

Partitions within the tenant suite shall be constructed using 2 1/2” 22 ga. Steel studs at 24” on center and 1/2” gypsum board, floor to ceiling.

Demising Partitions between suites will be slab-to-slab using 1/2” 22 ga. Steel studs at 16” on center with 1/2” type X gypsum board and sound batt insulation.

Door Frames:

Painted Hollow Metal Doorframe, Full height in most corridors verify in field,

Suite Entry Doors:

3’-0” W x 8’0” rated solid core wood, stain grade

Client Doors:

3’- 0”x 7’-0” rated solid core wood, paint grade.

Hardware:

Suite Entry doors to have Schlage L9453 STYLE 06 in bright Stainless Steel Finish with ADA closer mounted on the tenant side of the doorframe.

Client doors to have Lever Office Function Lockset, Corbin Russwin Newport, CL3800 series. Finish to be satin chrome. Locks to be keyed by building Master by Lock Technologies. Contact Ron 301-345-8300. Metroplex II has a D4 Keyway.

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Suite Entry Glass Doors:

Landlord to approve all glass doors. Sidelights to be integral.

Ceiling Grid:

Repainted ceiling grid to be painted with Duron Ceiling White or equal. 15/16” flat grid.

Ceiling Tile:

Ceiling tiles to be USG 562 rated, 48” x 24” x 3/4” Armstrong Fine Fissured Second Look

Vinyl Composite Tile:

12” x 12” x 1/8” standard commercial grade vinyl composite tile in standard colors as selected by tenant. Armstrong Standard Excelon Imperial Texture

Vinyl Wall Base:

4” high vinyl straight base for carpet. 4” high vinyl cove base for VCT flooring. Standard colors as selected by tenant. Johnsonite Standard. Carpet base is also acceptable. www.johnsonite.com

Carpet:

Carpet shall be a minimum of commercial grade28 oz. cut pile made of 100% nylon with a ten year warranty. Installation is direct glue. Colors and patterns as selected by tenant from Patcraft PDQ books from Architect or equal. www.patcraftdesignweave.com

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Paint:

Two (2) coats as selected by Client (includes prime coat and two coats of Latex, eggshell finish). All wood and metal surfaces will receive a primer coat and two (2) coats of semi-gloss paint.

Window Blinds:

Bali 1” horizontal aluminum blinds (or equal); Color to match existing perimeter window blinds.

Client Suite Signage:

Building standard tenant suite identification signage will be provided by the Landlord.

Sprinkler Piping:

Black steel piping manufactured to satisfy ASTM Standards A53 or A135. For ASTM Standard A53, use schedule 40 piping for sizes up to 8” and schedule 30 for sizes 8” and greater. For ASTM Standard A135, use schedule 10 piping for sizes through 5”. For 6” through 10” sizes, use NRPA specified wall thickness.

Fittings to be class 250 threaded cast iron or grooved-end type iron fittings, style 77, as manufactured by Victaulic Corporation or accepted equal.

Sprinkler heads:

Fully or Semi-recessed Victaulic V38 heads rated at 155’F with Chrome escutcheon plates. All sprinkler heads to be center of tile in acoustical tile ceilings.

Ceiling Diffusers:

Supply ceiling diffusers to be 2’ X 2’ prototype TITUS PAS

Return Grille to be 2’ X 2’ Prototype TITUS P X P

VAV Boxes:

Air terminal Boxes are single Damper Design. New DDC controls are Siemens Apogee Brand. Bottom of thermostats to be 60” AFF typical.

Fire Alarm System:

The base building Fire Alarm System is comprised of Strobes with audible speakers, (not horns) The fire control panels are of Siemens design and Cerberus system 3. Fire alarm devices to have white housings with red lettering. The Landlords alarm contractor must perform any connections to base building fire alarm panels ( expander panels excluded)

Light Fixtures:

2’ X 4’ Fluorescent 277V fixtures with 3” deep 18 cell parabolic lenses with a low iridescent anodized diffuse silver finish. Fixtures shall include high efficiency electronic ballasts, T841 lamps, and air supply/return slots. Purchased from Capital Building Supply.

Public corridor light fixtures shall be 2’ x 2’ Fluorescent 277V fixtures with 3” deep 9 cell parabolic lenses with a low iridescent anodized diffuse silver finish. Fixture shall include high efficiency electronic ballasts, two 31 watt 3500K T8 U-lamps (6” leg), and air supply/return slots.

Exit Lights:

LED exit lights with white plastic faces, white housing and red letters to match existing base building exit lights.

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Electrical Devices:

Typical Electrical Devices and cover plates to be white Leviton Decora Plus style receptacles and switches. Electrical receptacles are to be 18” AFF typical. Light switches are to be 44” AFF typical.

Electrical Meters:

Client to provide electrical sub-meters for supplemental HVAC systems over 1 ton capacity within the tenant suite. Sub-meters shall be National Meters Industries, or Emon Demon Design. Model and Specifications of meter to be done during the design stage of equipment chosen for load requirements.

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EXHIBIT E

OUTLINE OF SECOND FLOOR EXPANSION PREMISES

SIXTH AMENDMENT TO LEASE

This Sixth Amendment to Lease (the “Sixth Amendment”) is made as of the 22nd day of June, 2011, between MPLX-LANDOVER CO LLC (“Landlord”) and 2TOR, INC. (“Client”).

WHEREAS, Landlord and Client entered into a Lease Agreement dated June 30, 2008, as amended by a First Amendment to Lease dated March 20, 2009, a Second Amendment to Lease dated November 15, 2009, a Third Amendment to Lease dated February 5, 2010, a Fourth Amendment to Lease dated March 17, 2010, and a Fifth Amendment to Lease dated October 29, 2010 (the “Fifth Amendment”; collectively, the “Lease”) for premises which contain approximately Four Thousand Four Hundred Forty-six (4,446) rentable square feet of space known as Suite 190 (the “Suite 190 Premises”) and One Thousand Three Hundred Thirty-nine (1,339) rentable square feet of space known as Suite 110 (the “Suite 110 Premises”) on the first (1st) floor; approximately Four Thousand One Hundred Forty-seven rentable square feet of space known as Suite 400 (the “Suite 400 Premises”), Five Thousand One Hundred Sixty-two (5,162) rentable square feet of space known as Suite 410 (the “Suite 410 Expansion Premises”) and Four Thousand Nine Hundred Eighty (4,980) rentable square feet of space known as Suite 450 (the “Suite 450 Premises”) on the fourth (4th) floor; and approximately Three Thousand Two Hundred Forty (3,240) rentable square feet of space known as Suite 950 (the “Suite 950 Expansion Premises”) and Eleven Thousand Three Hundred Eighty-nine (11,389) rentable square feet of space known as Suite 900 (the “Suite 900 Expansion Premises”) on the ninth (9th) floor (collectively, the “Original Premises”, containing an aggregate of approximately Thirty-Four Thousand Seven Hundred Three (34,703) rentable square feet) in the office building located at 8201 Corporate Drive, Landover, Maryland (the “Building”); and

WHEREAS, the Lease is scheduled to expire July 31, 2018; and

WHEREAS, Client has timely exercised its right, pursuant to Section 16 of the Fifth Amendment, to lease certain space on the second (2nd) floor of the Building; and

WHEREAS, Landlord has exercised its right to substitute other space on the sixth (6th) floor of the Building for the space on the second (2nd) floor; and

WHEREAS, Landlord and Client wish, among other matters, to amend the Lease to further expand the leased premises, all on the terms hereinafter contained.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, the parties agree as follows:

1. Sixth Floor Expansion Premises. Commencing on the earlier of (i) the date on which Landlord’s Work (as defined in Section 12 of the Fifth Amendment) in the Sixth Floor Expansion Premises (hereinafter defined) is Substantially Complete (as defined in Exhibit D to the Fifth Amendment) by Landlord, or (ii) the date Client takes occupancy of same to conduct its business therefrom, anticipated to be June 1, 2012 (the “Sixth Floor Expansion Premises Commencement Date”), Landlord hereby demises and leases to Client, and Client hereby leases and accepts from Landlord, for a term and upon the conditions hereinafter provided, approximately Fourteen Thousand Six Hundred Eighty-six (14,686) rentable square feet of space, consisting of the entire sixth (6th) floor of the Building, also designated on the floor plan attached hereto and incorporated herein by reference as Exhibit A (the “Sixth Floor Expansion Premises”). At either party’s request, the parties shall jointly execute and deliver to one another a memorandum in reasonable form prepared by Landlord confirming the Sixth Floor Expansion Premises Commencement Date. Notwithstanding the foregoing, provided that any delay in Substantially Completing the Premises is not attributable to (a) any Tenant delay detailed in Exhibit D to the Fifth Amendment as hereby amended, (b) the requirements of any Change Order Work, or (c) the contingencies in the force majeure provisions of Section 31 of the Lease, Landlord agrees that (i) if the Sixth Floor Expansion Premises Commencement Date has not occurred by July 15, 2012, then for every day elapsed between that date and the date on which the Sixth Floor Expansion Premises Commencement Date occurs Client shall receive one day’s abatement of Basic Rental with regard to the Sixth Floor Expansion Premises commencing on the Sixth Floor Expansion Premises Commencement Date (solely by way of example and not limitation, if the Sixth Floor Expansion Premises Commencement Date occurs on August 15, 2012, Client shall receive thirty-one (31) days’ abatement of Basic Rental on account of such delay); and (ii) if the Sixth Floor Expansion Premises Commencement Date has not occurred by September 1, 2012, Client may elect, by written notice to Landlord, to terminate Client’s lease of the Sixth Floor Expansion Premises effective as of October 1, 2012, in which event Client’s lease of all other space in the Building in effect at that time shall continue in effect without termination through the Lease Expiration Date at the rates of Basic Rental per rentable square foot stated in the Lease; provided further, that if Landlord has Substantially Completed Landlord’s Work within the Sixth Floor Expansion Premises prior to October 1, 2012, Client’s termination right set forth above shall be null and void and of no force or effect and Client’s sole remedy for such delay shall be the Basic Rental abatement. Notwithstanding anything to the contrary contained in this Sixth Amendment or the Fifth Amendment, Tenant shall have no obligation to lease any portion of the Second Floor Expansion Premises, as defined in the Fifth Amendment (i.e., Suite 200, Suite 220, Suite 250 Suite 260 and Suite 280).

2. Sixth Floor Expansion Premises Term. The term of Client’s lease of the Sixth Floor Expansion Premises shall commence on the Sixth Floor Expansion Premises Commencement Date and shall expire on July 31, 2018. If, for any reason whatsoever, Landlord cannot deliver possession of the Sixth Floor Expansion Premises to Client on or before June 1, 2012, the Lease, as amended by this Sixth Amendment, shall not be void or voidable, nor shall Landlord, or Landlord’s agents, advisors, employees, partners, shareholders, directors, invitees, or independent contractors be liable to Client for any loss or damage resulting therefrom except as expressly provided herein. Notwithstanding the foregoing, and provided that any delay in Substantially Completing the Premises is not attributable to (i) any Tenant delay detailed in Exhibit D to the Fifth Amendment, or (ii) the requirements of any Change Order Work, Client shall not be liable for Annual Basic Rental with respect to the Sixth Floor Expansion Premises until Landlord delivers possession of same to Client. Commencing on the Sixth Floor Expansion Premises Commencement Date, all references to the “Premises” in the Lease shall refer to the Original Premises and the Sixth Floor Expansion Premises, a total of approximately Forty-Nine Thousand Three Hundred Eighty-nine (49,389) rentable square feet of space.

3. Basic Rental for Sixth Floor Expansion Premises.

Commencing (i) ninety (90) days after the Sixth Floor Expansion Premises Commencement Date (which shall not occur prior to June 1, 2012; abbreviated as “6FEPCD” below) with respect to Nine Thousand Seventy-four (9,074) rentable square feet of the Sixth Floor Expansion Premises; and (ii) two hundred ten (210) days after the 6FEPCD with respect to the remaining Five Thousand Six Hundred Twelve (5,612) rentable square feet in the Sixth Floor Expansion Premises, Client shall pay Basic Rental for the Sixth Floor Expansion Premises at the same rate per square foot as for the Expansion Premises, as defined in the Fifth Amendment. All payments shall be made in legal tender, at Landlord’s office, as more fully provided in Section 3 of the Lease, payable as follows:

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	Rentable	Basic Rental
	Square	Per Square	Monthly Basic	Annual Basic
Months	Feet	Foot	Rental	Rental*
90 days after 6FEPCD -
209 days after 6FEPCD	9,074	$22.66	$17,134.74	$205,616.84
210 days after 6FEPCD -
02/28/13	14,686	$22.66	$27,732.06	$332,784.76
03/01/13-02/28/14	14,686	$23.34	$28,564.27	$342,771.24
03/01/14-02/28/15	14,686	$24.04	$29,420.95	$353,051.44
03/01/15-02/29/16	14,686	$24.76	$30,302.11	$363,625.36
03/01/16-02/28/17	14,686	$25.50	$31,207.75	$374,493.00
03/01/17-02/28/18	14,686	$26.27	$32,150.10	$385,801.22
03/01/18-07/31/18	14,686	$27.06	$33,116.93	$397,403.16

*Annualized

4. Payment of Additional Rent for Sixth Floor Expansion Premises. Commencing on the 6FEPCD and during the Sixth Floor Expansion Premises Term, Client shall pay Client’s Proportionate Share of Operating Expenses and Client’s Proportionate Share of Taxes (the “Additional Rent”) with respect to the Sixth Floor Expansion Premises in accordance with the provisions of Section 8 and 19 of the Lease, except that the Base Year Stop with respect to the Sixth Floor Expansion Premises shall mean the Basic Cost incurred during calendar year 2011, and the Base Year Real Estate Taxes with respect to the Sixth Floor Expansion Premises shall mean Real Estate Taxes applicable to the Real Estate Tax year commencing on July 1, 2010 and expiring on June 30, 2011.

5. Option to Terminate Suite 410 Expansion Premises. Client shall have the option of terminating the Lease with respect to the Suite 410 Expansion Premises, which Client leased from Landlord pursuant to Section 7 and Section 8 of the Fifth Amendment, provided Client is not then in default under the Lease and delivers written notice to Landlord that it wishes to exercise this option on or before March 31, 2012.

6. Insurance. In accordance with the provisions of Section 26 of the Lease, Client shall deliver to Landlord, on or before the Sixth Floor Expansion Premises Commencement Date a revised certificate of insurance reflecting the Sixth Floor Expansion Premises as an additional insured location.

7. Security Deposit. Landlord shall deliver written notice to Client requesting payment under this Section 7 approximately thirty (30) days prior to the Sixth Floor Expansion Premises Commencement Date and within ten (10) days after receipt of such notice Client shall deposit an additional $27,732.06 with Landlord to increase the existing Security Deposit from $73,966.39 to $101,698.45. The increased Security Deposit will be held by Landlord in accordance with the terms of Section 5 of the Lease.

8. Amendment of Fifth Amendment. Notwithstanding anything to the contrary contained in the Fifth Amendment, the parties agree as follows:

(a) Commencing on the Suite 950 Expansion Premises Commencement Date, the Base Year Stop with respect to the Suite 950 Expansion Premises shall mean the Basic Cost incurred during calendar year 2010, and the Base Year Real Estate Taxes with respect to the Suite

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950 Expansion Premises shall mean Real Estate Taxes applicable to the Real Estate Tax year commencing on July 1, 2009 and expiring on June 30, 2010.

(b) Commencing on the Suite 900 Expansion Premises Commencement Date, the Base Year Stop with respect to the Suite 900 Expansion Premises shall mean the Basic Cost incurred during calendar year 2010, and the Base Year Real Estate Taxes with respect to the Suite 900 Expansion Premises shall mean Real Estate Taxes applicable to the Real Estate Tax year commencing on July 1, 2009 and expiring on June 30, 2010.

(c) Commencing on the Suite 350 Expansion Premises Commencement Date, the Base Year Stop with respect to the Suite 350 Expansion Premises shall mean the Basic Cost incurred during calendar year 2011, and the Base Year Real Estate Taxes with respect to the Suite 350 Expansion Premises shall mean Real Estate Taxes applicable to the Real Estate Tax year commencing on July 1, 2010 and expiring on June 30, 2011.

(d) Commencing on the Suite 410 Expansion Premises Commencement Date, the Base Year Stop with respect to the Suite 410 Expansion Premises shall mean the Basic Cost incurred during calendar year 2013, and the Base Year Real Estate Taxes with respect to the Suite 410 Expansion Premises shall mean Real Estate Taxes applicable to the Real Estate Tax year commencing on July 1, 2012 and expiring on June 30, 2013.

(e) With respect to any delay in the delivery to Tenant of possession of the Suite 350 Expansion Premises or the Suite 410 Expansion Premises, Tenant shall be required to pay Basic Rental, and shall not be entitled to an abatement thereof, if such delay is attributable to (i) Tenant delay as defined in Exhibit D to the Fifth Amendment as hereby amended, (ii) the requirements of any Change Order Work; or (iii) with respect to abatement of Basic Rental only, the contingencies in the force majeure provisions of Section 31 of the Lease.

(f) The following is added to the end of the second paragraph of Section 4 of Exhibit D to the Fifth Amendment (“Substantial Completion”):

“Tenant delay shall also include any actual delay directly attributable to the action or inaction of Tenant.”

9. Brokers. Each of Landlord and Client warrants to the other that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Sixth Amendment except for Cushman & Wakefield of Maryland, Inc., Landlord’s agent (the “Broker”), and each agrees to indemnify the other against all costs, expenses, attorneys’ fees or other liability for commissions or other compensation or charges claimed by any broker or agent other than Broker claiming the same by, through or under the indemnifying party. Landlord shall pay a fee or commission on account of this Amendment to Broker pursuant to a separate written agreement.

10. Defined Terms. Except as otherwise expressly provided herein, all defined terms shall have the same meanings as provided in the Lease.

11. Headings. Headings contained in this Sixth Amendment are for convenience only and are not substantive to the provisions of this Sixth Amendment.

12. Lease Terms Ratified. Except as otherwise expressly provided herein, and unless inconsistent with the terms hereof, all other terms, conditions and covenants of the Lease are hereby ratified and confirmed and shall apply to the Second Floor Expansion Premises or the Sixth Floor Expansion Premises, as the case may be. Client certifies to Landlord that the Lease is in full force and effect, that Landlord is not in default or breach of any of Landlord’s obligations under the

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Lease, and that Client is unaware of any condition or circumstance which, but for the passage of time or delivery of notice, would constitute a default by Landlord under the Lease.

IN WITNESS WHEREOF, the parties have executed this Sixth Amendment by affixing their hands and seals as of the date noted above.

Landlord:

WITNESS/ATTEST:	MPLX-LANDOVER CO LLC, a Maryland limited liability company

	By:	MPLX Holdings, LLC, a Delaware limited liability company, its sole member

/s/ Natalia Maselli		By: Metroplex MM Co. LLC, a Delaware limited liability company, its managing member

		By:	/s/ Arthur DellaSalla
Arthur DellaSalla
Vice President

Client:

WITNESS/ATTEST:	2TOR, INC.

/s/ Jean-Marie-Hainn	By:	/s/ David A. Leimenstoll	[SEAL]
		Name:	David A. Leimenstoll
		Title:	VP of Finance

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EXHIBIT A

OUTLINE OF SIXTH FLOOR EXPANSION PREMISES

ELEV. #2
ELEV. #1
ELEV. #4
ELEV. #3

METRO—PLEX II 8201 CORPORATE DRIVE, LANDOVER, MD 301-459-5561 301-459-3151	NOT TO SCALE 4 FEBRUARY 2011 NOORALIAN NELSON & ASSOCIATES	SUITE 600 14,686 R.S.F. AS-BUILT PLAN

SEVENTH AMENDMENT TO LEASE

This Seventh Amendment to Lease (the “Seventh Amendment”) is made as of the 31 day of October, 2012 between MPLX-LANDOVER CO LLC (“Landlord”) and 2TOR, INC. (“Client”).

WHEREAS, Landlord and Client entered into a Lease Agreement dated June 30, 2008, as amended by a First Amendment to Lease dated March 20, 2009, a Second Amendment to Lease dated November 15, 2009, a Third Amendment to Lease dated February 5, 2010, a Fourth Amendment to Lease dated March 17, 2010, a Fifth Amendment to Lease dated October 29, 2010 (the “Fifth Amendment”), and a Sixth Amendment to Lease dated June 22, 2011 (collectively, the “Lease”) for premises which contain approximately Four Thousand Four Hundred Forty-six (4,446) rentable square feet of space known as Suite 190 (the “Suite 190 Premises”) and One Thousand Three Hundred Thirty-nine (1,339) rentable square feet of space known as Suite 110 (the “Suite 110 Premises”) on the first (1st) floor; approximately Five Thousand Eight Hundred Fifteen (5,815) rentable square feet of space known as Suite 350 (the “Suite 350 Premises”) on the third (3rd) floor; approximately Four Thousand One Hundred Forty-seven (4,147) rentable square feet of space known as Suite 400 (the “Suite 400 Premises”), Five Thousand One Hundred Sixty-two (5,162) rentable square feet of space known as Suite 410 (the “Suite 410 Expansion Premises”) and Four Thousand Nine Hundred Eighty (4,980) rentable square feet of space known as Suite 450 (the “Suite 450 Premises”) on the fourth (4th) floor; approximately Fourteen Thousand Six Hundred Eighty-six (14,686) rentable square feet of space, consisting of the entire sixth (6th) floor; and approximately Three Thousand Two Hundred Forty (3,240) rentable square feet of space known as Suite 950 (the “Suite 950 Expansion Premises”) and Eleven Thousand Three Hundred Eighty-nine (11,389) rentable square feet of space known as Suite 900 (the “Suite 900 Expansion Premises”) on the ninth (9th) floor (collectively, the “Original Premises”, containing an aggregate of approximately Fifty-Five Thousand Two Hundred Four (55,204) rentable square feet) in the office building located at 8201 Corporate Drive, Landover, Maryland (the “Building”); and

WHEREAS, the Lease is scheduled to expire July 31, 2018 (“Lease Expiration Date”); and

WHEREAS, Landlord and Client wish, among other matters, to amend the Lease to further expand the leased premises, all on the terms hereinafter contained.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, the parties agree as follows:

1.                                             Suite 120 Expansion Premises. Commencing on the later of (i) the date on which Landlord’s Work (as defined in Section 5 below) is Substantially Complete (as defined in Exhibit D to the Fifth Amendment and subject to the provisions of Section 4 of said Exhibit D regarding Client delays) by Landlord, or (ii) the date on which Client takes occupancy of the Suite 120 Expansion Premises to conduct its business therefrom, anticipated to be February 1, 2013 (the “Suite 120 Expansion Premises Commencement Date”), Landlord hereby demises and leases to Client, and Client hereby leases and accepts from Landlord, for a term and upon the conditions hereinafter provided, approximately Three Thousand Five Hundred Ninety-nine (3,599) rentable square feet of space known as Suite 120 on the first (1st) floor of the Building, as depicted on the “key plan” (“Space Plan”) attached hereto and incorporated herein by reference as Exhibit A (the “Suite 120 Expansion Premises”). At either party’s request, the parties shall jointly execute and deliver to one another a memorandum in reasonable form prepared by Landlord confirming the Suite 120 Expansion Premises Commencement Date.

2.                                              Suite 120 Expansion Premises Term. The term of Client’s lease of the Suite 120 Expansion Premises shall commence on the Suite 120 Expansion Premises Commencement Date and shall expire on July 31, 2018.

3.                                              Basic Rental for Suite 120 Expansion Premises. Commencing on the Suite 120 Expansion Premises Commencement Date, Client shall pay Basic Rental for the Suite 120 Expansion Premises in accordance with the following schedule:

	Basic Rental
	Per Square	Monthly Basic	Annual Basic
Months	Foot	Rental	Rental*
S120EPCD**-02/28/13	$22.66	$6,796.11	$81,553.34
03/01/13-02/28/14	$23.34	$7,000.06	$84,000.66
03/01/14-02/28/15	$24.04	$7,210.00	$86,519.96
03/01/15-02/29/16	$24.76	$7,425.94	$89,111.24
03/01/16-02/28/17	$25.50	$7,647.88	$91,774.50
03/01/17-02/28/18	$26.27	$7,878.81	$94,545.73
03/01/18-07/31/18	$27.06	$8,115.75	$97,388.94

*Annualized

**Suite 120 Expansion Premises Commencement Date.

The Basic Rental set forth in the above table is the Basic Rental payable for the Suite 120 Expansion Premises only, and is in addition to the Basic Rental payable for the Original Premises. All payments of Basic Rental for the Suite 120 Expansion Premises shall be made in legal tender, at Landlord’s office, as more fully provided in Section 3 of the Lease,

4.                                              Payment of Additional Rent for Suite 120 Expansion Premises. Commencing on January 1, 2014 with respect to increases in Basic Cost (Client shall not be responsible for the payment of Client’s Proportionate Share of increases in Basic Cost with respect to the Suite 120 Expansion Premises from the Suite 120 Expansion Premises Commencement Date through December 31, 2013) and on the Suite 120 Expansion Premises Commencement Date with respect to increases in Real Estate Taxes, Client shall pay Client’s Proportionate Share of increases in Basic Cost and Client’s Proportionate Share of increases in Real Estate Taxes with respect to the Suite 120 Expansion Premises in accordance with the provisions of Section 8 and 19 of the Lease, except that the Base Year Stop with respect to the Suite 120 Expansion Premises shall mean the Basic Cost incurred during calendar year 2013, and the Base Year Real Estate Taxes with respect to the Suite 120 Expansion Premises shall mean Real Estate Taxes applicable to the Real Estate Tax year commencing on July 1, 2012 and expiring on June 30, 2013.

5.                                              Improvements to Suite 120 Expansion Premises. Client agrees to accept the Suite 120 Expansion Premises in its “as is” condition as of the Suite 120 Expansion Premises Commencement Date; provided, however, that Landlord shall provide Client with an allowance (the “Improvement Allowance”) of up to $24.00 per square foot of the Suite 120 Expansion Premises (i.e., $86,376.00), to be applied toward Landlord’s costs (including a three percent (3%) construction management fee) to construct (i) those improvements noted on the Space Plan (“Landlord’s Work”) and/or, at Client’s option, (ii) improvements to the Suite 110 Premises, Suite 190 Premises or Suite 350

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Premises. Any costs in excess of the Improvement Allowance shall be paid by Client within ten (10) days after receipt of an invoice therefore from Landlord and shall be considered additional rent under the terms of the Lease.

6.                                              Insurance. In accordance with the provisions of Section 26 of the Lease, Client shall deliver to Landlord, on or before the Suite 120 Expansion Premises Commencement Date, a revised certificate of insurance reflecting the Suite 120 Expansion Premises as an additional insured location.

7.                                              Security Deposit. Upon Client’s execution of this Seventh Amendment, Client shall deposit an additional $6,796.11 with Landlord to increase the existing Security Deposit from $101,698.45 to $108,494.56. The increased Security Deposit will be held by Landlord in accordance with the terms of Section 5 of the Lease.

8.                                              Brokers. Each of Landlord and Client warrants to the other that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Seventh Amendment except for Cushman & Wakefield of Maryland, Inc., Landlord’s agent (the “Broker”), and each agrees to indemnify the other against all costs, expenses, attorneys’ fees or other liability for commissions or other compensation or charges claimed by any broker or agent other than Broker claiming the same by, through or under the indemnifying party. Landlord shall pay a fee or commission on account of this Seventh Amendment to Broker pursuant to a separate written agreement.

9.                                              Defined Terms. Except as otherwise expressly provided herein, all defined terms shall have the same meanings as provided in the Lease.

10.                                       Headings. Headings contained in this Seventh Amendment are for convenience only and are not substantive to the provisions of this Seventh Amendment.

11.                                       Lease Terms Ratified. Except as otherwise expressly provided herein, and unless inconsistent with the terms hereof, all other terms, conditions and covenants of the Lease are hereby ratified and confirmed and shall apply to the Suite 120 Expansion Premises. Client certifies to Landlord that the Lease is in full force and effect, that Landlord is not in default or breach of any of Landlord’s obligations under the Lease, and that Client is unaware of any condition or circumstance which, but for the passage of time or delivery of notice, would constitute a default by Landlord under the Lease.

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IN WITNESS WHEREOF, the parties have executed this Seventh Amendment by affixing their hands and seals as of the date noted above.

Landlord:

WITNESS/ATTEST:	MPLX-LANDOVER CO LLC, a Maryland limited liability company

By: MPLX Holdings, LLC, a Delaware limited liability company, its sole member

/s/ Natalia Maselli	By: Metroplex MM Co. LLC, a Delaware limited liability company, its managing member

		By:	/s/ Arthur DellaSalla
Arthur DellaSalla
Vice President

Client:

WITNESS/ATTEST:	2TOR, INC.

/s/ [ILLEGIBLE]	By:	/s/ Catherine Graham		[SEAL]
[ILLEGIBLE]	Name:	Catherine Graham
	Title:	CFO

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EXHIBIT A

OUTLINE OF SUITE 120 EXPANSION PREMISES

EIGHTH AMENDMENT TO LEASE

This Eighth Amendment to Lease (the “Eighth Amendment”) is made as of the 31st day of August, 2013, between MPLX-LANDOVER CO LLC (“Landlord”) and 2U, INC., f/k/a 2TOR, INC. (as fully addressed below) (“Client”).

WHEREAS, Landlord and Client entered into a Lease Agreement dated June 20, 2008, as amended by a First Amendment to Lease dated March 20, 2009, a Second Amendment to Lease dated November 15, 2009, a Third Amendment to Lease dated February 5, 2010, a Fourth Amendment to Lease dated March 17, 2010, a Fifth Amendment to Lease dated October 29, 2010, a Sixth Amendment to Lease dated June 22, 2011, and a Seventh Amendment to Lease dated October 31, 2012 (collectively, the “Lease”) for premises which contain approximately Four Thousand Four Hundred Forty-six (4,446) rentable square feet of space known as Suite 190 (the “Suite 190 Premises”), One Thousand Three Hundred Thirty-nine (1,339) rentable square feet of space known as Suite 110 (the “Suite 110 Premises”), and Three Thousand Five Hundred Ninety-nine (3,599) rentable square feet of space known as Suite 120, on the first (1st) floor; approximately Five Thousand Eight Hundred Fifteen (5,815) rentable square feet of space known as Suite 350 (the “Suite 350 Premises”) on the third (3rd) floor; approximately Four Thousand One Hundred Forty-seven (4,147) rentable square feet of space known as Suite 400 (the “Suite 400 Premises”), Five Thousand Six Hundred Fifty-three (5,653) rentable square feet of space known as Suite 410 (the “Suite 410 Expansion Premises”), which Client has yet to occupy, and Four Thousand Nine Hundred Eighty (4,980) rentable square feet of space known as Suite 450 (the “Suite 450 Premises”) on the fourth (4th) floor; approximately Fourteen Thousand Six Hundred Eighty-six (14,686) rentable square feet of space, consisting of the entire sixth (6th) floor; and approximately Three Thousand Two Hundred Forty (3,240) rentable square feet of space known as Suite 950 (the “Suite 950 Expansion Premises”) and Eleven Thousand Three Hundred Eighty-nine (11,389) rentable square feet of space known as Suite 900 (the “Suite 900 Expansion Premises”) on the ninth (9th) floor (collectively, the “Original Premises”, containing an aggregate of approximately Fifty-Nine Thousand Two Hundred Ninety-four (59,294) rentable square feet), subject to the occurrence of the Suite 410 Expansion Premises Commencement Date, per the terms and conditions of the 5th Amendment to the Lease, in the office building located at 8201 Corporate Drive, Landover, Maryland (the “Building”); and

WHEREAS, Client has filed with the Secretary of State of the State of Delaware a Certificate of Amendment of Amended and Restated Certificate of Incorporation of 2tor, Inc., changing its name from “2tor, Inc.” to “2U, Inc.”, a true and correct copy of which is attached hereto and incorporated herein by reference as Exhibit A; and

WHEREAS, Landlord and Client wish, among other matters, to amend the Lease to reflect Client’s name change from “2tor, Inc.” to “2U, Inc.”, all on the terms hereinafter contained.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, the parties agree as follows:

1.               Name Change of Client. Commencing upon full execution of this Amendment, Client’s name is changed from “2tor, Inc.” to “2U, Inc.” wherever occurring in the Lease.

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2.               Defined Terms. Except as otherwise expressly provided herein, all defined terms shall have the same meanings as provided in the Lease.

3.               Headings. Headings contained in this Eighth Amendment are for convenience only and are not substantive to the provisions of this Eighth Amendment.

4.               Lease Terms Ratified. Except as otherwise expressly provided herein, and unless inconsistent with the terms hereof, all other terms, conditions and covenants of the Lease are hereby ratified and confirmed. Client certifies to Landlord that the Lease is in full force and effect, that Landlord is not in default or breach of any of Landlord’s obligations under the Lease, and that Client is unaware of any condition or circumstance which, but for the passage of time or delivery of notice, would constitute a default by Landlord under the Lease.

IN WITNESS WHEREOF, the parties have executed this Eighth Amendment by affixing their hands and seals as of the date noted above.

Landlord:

WITNESS/ATTEST:	MPLX-LANDOVER CO LLC, a Maryland limited liability company

	By:	MPLX Holdings, LLC, a Delaware limited liability company, its sole member

		By:	Metroplex MM Co. LLC, a Delaware limited liability company, its managing member

			By:	/s/ Arthur Dellasalla
Arthur Dellasalla
Vice President

Client:

WITNESS/ATTEST:	2U, INC., (f/k/a 2TOR, INC.)

/s/ Reed Talada	By:	/s/ Catherine Graham	[SEAL]
Name: Catherine Graham
Title: CFO

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NINTH AMENDMENT TO LEASE

This Ninth Amendment to Lease (the “Ninth Amendment”) is made as of the 17th day of September, 2013 (the “Effective Date”), between MPLX-LANDOVER CO LLC (“Landlord”) and 2U, INC., f/k/a 2TOR, INC. (as fully addressed below) (“Client”).

WHEREAS, Landlord and Client entered into a Lease Agreement dated June 20, 2008, as amended by a First Amendment to Lease dated March 20, 2009, a Second Amendment to Lease dated November 15, 2009, a Third Amendment to Lease dated February 5, 2010, a Fourth Amendment to Lease dated March 17, 2010, a Fifth Amendment to Lease dated October 29, 2010, a Sixth Amendment to Lease dated June 22, 2011, a Seventh Amendment to Lease dated October 31, 2012, and an Eighth Amendment dated January   , 2013 (collectively, the “Lease”) for premises which contain approximately Four Thousand Four Hundred Forty-six (4,446) rentable square feet of space known as Suite 190 (the “Suite 190 Premises”), One Thousand Three Hundred Thirty-nine (1,339) rentable square feet of space known as Suite 110 (the “Suite 110 Premises”), and Three Thousand Five Hundred Ninety-nine (3,599) rentable square feet of space known as Suite 120, on the first (1st) floor; approximately Five Thousand Eight Hundred Fifteen (5,815) rentable square feet of space known as Suite 350 (the “Suite 350 Premises”) on the third (3rd) floor; approximately Four Thousand One Hundred Forty-seven (4,147) rentable square feet of space known as Suite 400 (the “Suite 400 Premises”), Five Thousand Six Hundred Fifty-three (5,653) rentable square feet of space known as Suite 410 (the “Suite 410 Expansion Premises”), which Client has yet to occupy, and Four Thousand Nine Hundred Eighty (4,980) rentable square feet of space known as Suite 450 (the “Suite 450 Premises”) on the fourth (4th) floor; approximately Fourteen Thousand Six Hundred Eighty-six (14,686) rentable square feet of space, consisting of the entire sixth (6th) floor; and approximately Three Thousand Two Hundred Forty (3,240) rentable square feet of space known as Suite 950 (the “Suite 950 Expansion Premises”) and Eleven Thousand Three Hundred Eighty-nine (11,389) rentable square feet of space known as Suite 900 (the “Suite 900 Expansion Premises”) on the ninth (9th) floor (collectively, the “Original Premises”, containing an aggregate of approximately Fifty-Nine Thousand Two Hundred Ninety-four (59,294) rentable square feet), subject to the occurrence of the Suite 410 Expansion Premises Commencement Date, per the terms and conditions of the 5th Amendment to the Lease, in the office building located at 8201 Corporate Drive, Landover, Maryland (the “Building”); and

WHEREAS, the Lease is scheduled to expire July 31, 2018 (“Lease Expiration Date”); and

WHEREAS, Landlord and Client wish, among other matters, to amend the Lease to further expand the leased premises, all on the terms hereinafter contained.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, the parties agree as follows:

1.                                              Suite LL-20 Expansion Premises. Commencing on the earlier of (i) ninety (90) days after the Effective Date; or (ii) the date on which Client takes occupancy of the Suite LL-20 Expansion Premises to conduct its business therefrom (the “Suite LL-20 Expansion Premises Commencement Date”), Landlord hereby demises and leases to Client, and Client hereby leases and accepts from Landlord, for a term and upon the conditions hereinafter provided, approximately Three Thousand Four Hundred Thirty-one (3,431) rentable square feet of space known as Suite LL-20 on the lower level of the Building, as outlined on the attached Exhibit A-1 (the “Suite LL-20 Expansion Premises”). Notwithstanding the foregoing, in the event that Landlord performs the improvements to the Suite LL-20 Expansion Premises, the Suite LL-20 Expansion Premises Commencement Date shall be the earlier of (i) the date on which the improvements to the Suite LL-20 Expansion Premises are Substantially Complete (as defined in Exhibit D to the Fifth Amendment and subject to the provisions of Section 4 of said Exhibit D regarding Client delays); or (ii) the date on which Client takes occupancy of the Suite LL-20 Expansion Premises to conduct its business therefrom, anticipated to be November 1, 2013. At either party’s request, the parties shall jointly execute and deliver to one another a memorandum in reasonable form prepared by Landlord and reasonably acceptable to Client confirming the Suite LL-20 Expansion Premises Commencement Date.

2.                                              Suite LL-10 Expansion Premises. Commencing on the earlier of (i) sixty (60) days after Landlord’s delivery of possession of the Suite LL-10 Expansion Premises (defined below) to Client (such delivery date anticipated to be on or about December 1, 2013); or (ii) the date on which Client takes occupancy of the Suite LL-10 Expansion Premises to conduct its business therefrom (the “Suite LL-10 Expansion Premises Commencement Date”), Landlord hereby demises and leases to Client, and Client hereby leases and accepts from Landlord, for a term and upon the conditions hereinafter provided, approximately Two Thousand Nine Hundred Fifty-six (2,956) rentable square feet of space known as Suite LL-10 on the lower level of the Building, as outlined on the attached Exhibit A-2 (the “Suite LL-10 Expansion Premises”). Notwithstanding the foregoing, in the event that Landlord performs the improvements to the Suite LL-10 Expansion Premises, the Suite LL-10 Expansion Premises Commencement Date shall be the earlier of (i) the date on which the improvements to the Suite LL-10 Expansion Premises are Substantially Complete (as defined in Exhibit D to the Fifth Amendment and subject to the provisions of Section 4 of said Exhibit D regarding Client delays); or (ii) the date on which Client takes occupancy of the Suite LL-10 Expansion Premises to conduct its business therefrom, anticipated to be February 1, 2014. At either party’s request, the parties shall jointly execute and deliver to one another a memorandum in reasonable form prepared by Landlord and reasonably acceptable to Client confirming the Suite LL-10 Expansion Premises Commencement Date. Together, the Suite LL-10 Expansion Premises and Suite LL-20 Expansion Premises shall be referred to herein as the “Lower Level Expansion Premises” (as outlined on the attached Exhibit A-3), totaling approximately Six Thousand Three Hundred Eighty-seven (6,387) rentable square feet of space, and, as of the Suite LL-10 Expansion Premises Commencement Date, the Premises shall contain a total of approximately Sixty-Five Thousand Six Hundred Eighty-one (65,681) rentable square feet of space, subject to the occurrence of the Suite 410 Expansion Premises Commencement Date, per the terms and conditions of the 5th Amendment to the Lease.

3.                                              Lower Level Expansion Premises Term. The term of Client’s lease of the Lower Level Expansion Premises shall commence on their respective commencement dates, as set forth in Sections 1 and 2 above, and shall expire on the Lease Expiration Date.

4.                                              Basic Rental for Lower Level Expansion Premises. Commencing on their respective commencement dates, Client shall pay Basic Rental for the Lower Level Expansion Premises in accordance with the following schedule (reflecting annual 3% increases):

		Basic Rental
	Rentable	Per Square	Monthly Basic	Annual Basic
Months	Square Feet	Foot	Rental	Rental*
SLL20EPCD**- Day before SLL10EPCD***	3,431	$22.00	$6,290.17	$75,482.00
SLL10EPCD***-02/28/14	6,387	$22.00	$11,709.50	$140,514.00
03/01/14-02/28/15	6,387	$22.66	$12,060.79	$144,729.42
03/01/15-02/28/16	6,387	$23.34	$12,422.72	$149,072.58
03/01/16-02/29/17	6,387	$24.04	$12,795.29	$153,543.48
03/01/17-02/28/18	6,387	$24.76	$13,178.51	$158,142.12
03/01/18-07/31/18	6,387	$25.50	$13,572.38	$162,868.50

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*Annualized

**Suite LL-20 Expansion Premises Commencement Date

***Suite LL-10 Expansion Premises Commencement Date

Notwithstanding anything to the contrary contained in the above table, provided that Client is not then in an Event of Default, Landlord shall abate the Basic Rental payable for (i) the Suite LL-20 Expansion Premises for the first three (3) months of the Suite LL-20 Expansion Premises Term; and (ii) the Suite LL-10 Expansion Premises for the first three (3) months of the Suite LL-10 Expansion Premises Term. The Basic Rental set forth in the above table is the Basic Rental payable for the Lower Level Expansion Premises only, and is in addition to the Basic Rental payable for the Original Premises as set forth in the Lease. All payments of Basic Rental for the Lower Level Expansion Premises shall be made in legal tender, at Landlord’s office, as more fully provided in Section 3 of the Lease,

4.                                              Payment of Additional Rent for Lower Level Expansion Premises. Commencing on the first (1st) anniversary of the Suite LL-10 Expansion Premises Commencement Date, Client shall pay Client’s Proportionate Share of increases in Basic Cost and Client’s Proportionate Share of increases in Real Estate Taxes with respect to the Lower Level Expansion Premises in accordance with the provisions of Section 8 and 19 of the Lease, except that (i) the Base Year Stop with respect to the Lower Level Expansion Premises shall mean the Basic Cost incurred during calendar year 2014, (ii) the Base Year Real Estate Taxes with respect to the Lower Level Expansion Premises shall mean the Real Estate Taxes applicable to the Real Estate Tax year commencing on July 1, 2013 and expiring on June 30, 2014, and (iii) Client’s Share with respect to the Lower Level Expansion Premises shall mean 3.49%.

5.                                              Improvements to Lower Level Expansion Premises.

(a) Client agrees to accept the Lower Level Expansion Premises in its “as is” condition as of their respective Lower Level Expansion Premises commencement dates; provided, however, that, as of the Effective Date, Landlord shall make available to Client an allowance (the “Improvement Allowance”) of up to Twenty-five and 00/100 Dollars ($25.00) per square foot of the Lower Level Expansion Premises (i.e., $159,675.00), to be applied toward the costs of Client’s design and construction of improvements (including architectural, engineering, construction management, permit fees, and the costs of demolition, materials, labor, and cabling) to any portion of the Premises, to include the Lower Level Expansion Premises and any Premises currently occupied by Client (“Client’s Work”), and from which Client shall be charged (i) a construction supervision fee of one percent (1%) of the hard costs of Client’s Work if Client performs the construction; or (ii) a construction management fee of three percent (3%) of the hard costs of Client’s Work if Landlord performs the construction. Landlord also shall provide Client with a non-contingent allowance for test-fitting the Lower Level Expansion Premises in the amount of Twelve Cents ($0.12) per rentable square foot therein (i.e., $766.44).

(b) If Landlord performs the improvements to the Premises, the provisions of Section 5(a) and this Section 5(b) shall apply. Landlord shall perform all improvements and modifications in the Lower Level Expansion Premises in accordance with a plan mutually agreeable to both Landlord and Client, and shall credit Client from the Improvement Allowance for the cost of improvements made to the Premises provided that (i) Tenant is not then in an Event of Default, and (ii) such credit (plus Landlord’s construction management fee) shall not exceed, in the aggregate, the Improvement Allowance. Any costs in excess of the Improvement Allowance shall be paid by Client within ten (10)

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business days after receipt of a valid invoice therefore from Landlord and shall be considered Additional Rent under the terms of the Lease. Client shall forfeit any right it may have to any portion of the Improvement Allowance which is not used by Client to modify any existing Premises, as amended hereby, within twenty-four (24) months after the Effective Date.

(c) If Client performs the improvements to the Premises, the provisions of Section 5(a) and this Section 5(c) shall apply. Client shall perform Client’s Work in accordance with and subject to the provisions of the Lease, including, without limitation, Section 10 and Exhibit E (“Rules and Regulations for Alterations”). So long as Client is not then in an Event of Default Landlord shall reimburse Client from the Improvement Allowance for the cost of improvements made to the Premises, provided that such reimbursement shall not exceed, in the aggregate, the Improvement Allowance. Disbursements from the Improvement Allowance shall be made to Client (or, at Client’s option, directly to Client’s contractors) upon timely submission of Client’s statement (“Statement”) with all required lien waivers and certificates as provided below as construction of the improvements to the Premises progresses and Client incurs expenses toward which the Improvement Allowance may be applied. Each Statement delivered by Client shall show, in reasonable detail, all costs incurred and shall be accompanied by invoices of each contractor, subcontractor, supplier or vendor for which reimbursement is sought, and a lien waiver and a certificate, from each contractor and subcontractor whose contract has an aggregate value equal to or greater than $2,500, certifying that all payments then due such contractor or subcontractor and to laborers, materialmen and subcontractors under it have been made, except the amounts then being requisitioned. All contract documents and requisitions submitted by Client for reimbursement from the Improvement Allowance relating to design and construction shall be in the then current AIA format. Disbursement shall be made from the Improvement Allowance on or before thirty (30) days after Landlord receives Client’s complete and correct Statements with all required supporting documentation. Notwithstanding the foregoing, Client shall forfeit any amount of the Improvement Allowance for which, within twenty-four (24) months after the Effective Date, Client has not submitted complete Statements with all required supporting documentation. Any costs in excess of the Improvement Allowance shall be paid by Client within ten (10) days after receipt of an invoice therefore from Landlord and shall be considered Additional Rent under the terms of the Lease.

(d) Landlord, at its sole cost and expense, shall, prior to the respective commencement dates, (i) balance the HVAC system serving the respective Lower Level Expansion Premises; and (ii) deliver the Lower Level Expansion Premises with said HVAC equipment in good working order and condition, and within six (6) months after the Effective Date, (iii) ensure that the common areas of the Building are in compliance with all applicable laws, codes and regulations, including the Americans with Disabilities Act and all fire, life and safety codes (collectively, “Laws”), as all such Laws exist as of the Suite LL-10 Expansion Premises Commencement Date; and (iv) perform the following improvements to the common areas on the lower level of the Building:

•                  Repaint the walls and doors

•                  Install new “VCT” flooring

•                  Replace all ceiling tiles, paint grid and upgrade nine (9) light fixtures in the hallways

•                  Repaint the common area restrooms

All of the foregoing common area improvements shall be performed using reasonable quantities of Building standard materials and paint; provided, however, the Building standard paint color shall be mutually agreed to by the parties.

6.                                              Insurance. In accordance with the provisions of Section 26 of the Lease, Client shall deliver to Landlord, on or before each of the Lower Level Expansion Premises commencement

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dates, a revised certificate of insurance reflecting the applicable Lower Level Expansion Premises as an additional insured location.

7.                                              Security Deposit. Upon Client’s execution of this Ninth Amendment, Client shall deposit with Landlord an additional $11,709.50, to be held by Landlord as an additional Security Deposit in accordance with the terms of Section 5 of the Lease. Notwithstanding the foregoing, Client shall be allowed to provide Landlord with a letter of credit in the same amount as the Security Deposit in lieu of a cash Security Deposit. If the Security Deposit is paid in the form of a letter of credit, such letter of credit shall be transferable to a successor-in-interest of Landlord, shall be posted upon execution of this Lease (provided, however, Client shall not be in default if Client posts the additional Security Deposit within two (2) weeks thereafter provided acceptable documentation has been submitted evidencing that the letter of credit process has been initiated and the delays are attributable to banking delays), must be drawn upon a federally insured banking institution, be in a form satisfactory to Landlord in its reasonable discretion and be in effect for thirty (30) days beyond the full term of this Lease.

8.                                              Brokers. Each of Landlord and Client warrants to the other that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Ninth Amendment except for Cushman & Wakefield of Maryland, Inc., Landlord’s agent, and The Ezra Company, Client’s agent (the “Brokers”), and each agrees to indemnify the other against all costs, expenses, attorneys’ fees or other liability for commissions or other compensation or charges claimed by any broker or agent other than Brokers claiming the same by, through or under the indemnifying party. Landlord shall pay a fee or commission on account of this Ninth Amendment to the Brokers pursuant to a separate written agreement.

9.                                              Defined Terms. Except as otherwise expressly provided herein, all defined terms shall have the same meanings as provided in the Lease.

10.                                       Headings. Headings contained in this Ninth Amendment are for convenience only and are not substantive to the provisions of this Ninth Amendment.

11.                                       Lease Terms Ratified. Except as otherwise expressly provided herein, and unless inconsistent with the terms hereof, all other terms, conditions and covenants of the Lease are hereby ratified and confirmed and shall apply to the Lower Level Expansion Premises. Client certifies to Landlord that the Lease is in full force and effect, that Landlord is not in default or breach of any of Landlord’s obligations under the Lease, and that Client is unaware of any condition or circumstance which, but for the passage of time or delivery of notice, would constitute a default by Landlord under the Lease.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Ninth Amendment by affixing their hands and seals as of the date noted above.

Landlord:

WITNESS/ATTEST:	MPLX-LANDOVER CO LLC, a Maryland limited liability company

By: MPLX Holdings, LLC, a Delaware limited liability company, its sole member

By: Metroplex MM Co. LLC, a Delaware limited liability company, its managing member

	By:	/s/ Andrew Nathan
Andrew Nathan
Title:

Client:

WITNESS/ATTEST:	2 U, INC.

/s/ Reed Talada	By:	/s/ Catherine Graham	[SEAL]
Name: Catherine Graham
Title: CFO

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EXHIBIT A-1

OUTLINE OF SUITE LL-20 EXPANSION PREMISES

EXHIBIT A-2

OUTLINE OF SUITE LL-10 EXPANSION PREMISES

KEY PLAN
N.T.S.
1
2
3

METRO—PLEX II 8201 CORPORATE DRIVE, LANDOVER, MD 301-459-5561 301-459-3151	NOT TO SCALE 24 JULY 2013 NOORALIAN NELSON & ASSOCIATES	SUITE 10 AS-BUILT PLAN

EXHIBIT A-3

OUTLINE OF LOWER LEVEL EXPANSION PREMISES